As filed with the Securities and Exchange Commission on September 5, 2008




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                   Investment Company Act file number 811-8352



                                   LKCM Funds
               (Exact name of registrant as specified in charter)



                 c/o Luther King Capital Management Corporation
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)



                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                                1601 K Street, NW
                              Washington, DC 20006
                     (Name and address of agent for service)



                        1-800-688-LKCM and 1-800-423-6369
               Registrant's telephone number, including area code



Date of fiscal year end: December 31



Date of reporting period:  June 30, 2008

ITEM 1. REPORT TO STOCKHOLDERS.

--------------------------------------------------------------------------------

                                      LKCM
                                      FUNDS

--------------------------------------------------------------------------------



                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND


                               Semi-Annual Report
                                  June 30, 2008

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM
Funds:

                                                                                                     FIVE YEAR   TEN YEAR      AVG.
                                                                             SIX MONTH    ONE YEAR    AVERAGE     AVERAGE     ANNUAL
                                                                               TOTAL       TOTAL    ANNUALIZED  ANNUALIZED     TOTAL
                                                                     GROSS     RETURN      RETURN     RETURN      RETURN      RETURN
                              INCEPTION     NAV @    NET EXPENSE    EXPENSE    ENDED       ENDED      ENDED       ENDED       SINCE
FUNDS                           DATES      6/30/08      RATIO*      RATIO**   6/30/08     6/30/08    6/30/08     6/30/08     INCEPT.
------------------------------------------------------------------------------------------------------------------------------------
LKCM Equity Fund -
   Institutional Class          1/3/96     $13.84        0.80%       1.02%    (10.01)%     (9.50)%      7.67%       4.48%      7.64%
   S&P 500 Index(1)                                                           (11.91)%    (13.12)%      7.58%       2.88%      7.76%

LKCM Small Cap Equity Fund -
   Institutional Class         7/14/94     $17.94        0.94%       0.95%    (10.43)%    (17.15)%     11.73%       7.98%     11.83%
   Russell 2000 Index(2)                                                       (9.37)%    (16.19)%     10.29%       5.53%      9.11%

LKCM Small Cap Equity Fund -
   Adviser Class                6/5/03     $17.64        1.19%       1.20%    (10.55)%    (17.39)%     11.44%       N/A       11.26%
   Russell 2000 Index(2)                                                       (9.37)%    (16.19)%     10.29%       N/A        9.77%

LKCM International Fund       12/30/97     $11.18        1.20%       1.31%     (9.91)%     (8.01)%     16.56%       5.88%      6.48%
   MSCI/EAFE Index(3)                                                         (10.58)%    (10.15)%     17.16%       6.23%      7.43%

LKCM Balanced Fund            12/30/97     $12.78        0.80%       1.36%     (6.75)%     (5.93)%      6.88%       4.38%      4.84%
   S&P 500 Index1                                                             (11.91)%    (13.12)%      7.58%       2.88%      4.35%
   Lehman Government/                                                            1.43%       7.37%      3.49%       5.55%      5.64%
   Credit Bond Index(4)

LKCM Fixed Income Fund        12/30/97     $10.19        0.65%       0.72%       0.71%       5.13%       3.10%       4.81%     4.88%
   Lehman Government/                                                            1.43%       7.37%       3.49%       5.55%     5.64%
   Credit Bond Index(4)

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

* The Adviser has agreed voluntarily to waive all or a portion of its management fee and/or reimburse the Funds indefinitely to maintain designated expense caps. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.

** Expense ratios above are as of December 31, 2007, the Funds' prior fiscal year end, as reported in the Funds' most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

(1) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

(2) The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $1.125 billion.

(3) The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

(4) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

     Note: These indices defined above are not available for direct investment.


ECONOMIC OUTLOOK

Capital market conditions remain challenging. Elevated inflation expectations, driven by record oil prices combined with concerns over general economic deceleration and continued housing weakness, weighed on investor sentiment. As a result, the equity markets declined during the six month period ended June 30, 2008.

The economy, as measured by Gross Domestic Product (GDP), continues to expand driven largely by strong exports, aided by a weak dollar. We believe GDP will be slightly positive in the six month period ended June 30, 2008 but will slow from its current pace during the second half of the year.

The rising price of oil and gasoline has a negative impact on consumers' pocketbooks and corporate margins. As a result, there is increasing political pressure to find a solution to high energy costs. There is currently considerable debate as to the role of speculation in the energy market. Speculation may indeed be partially responsible for the rise in the price of oil, but global demand is increasing rapidly. For example, the industrialization and rising living standards in emerging economies create measurable growth in global oil demand. Specifically, demand has risen in Brazil, Russia, India and China, often referred to as the BRIC countries. We believe that we are in the midst of a long-term, secular rise in demand for energy, driven in large part by the continued transitioning of Western economies, particularly the U.S., from manufacturing to service-based economies. The outsourcing of manufacturing to developing economies creates a cycle where industrialization and the accompanying rise of living standards raise the demand for energy. Using China as an example, the U.S. and China currently consume roughly equivalent amounts of oil annually. Yet, on a per capita basis, the Chinese consume two barrels of oil per year, while the U.S. annually consumes twenty-five barrels of oil per person.

The rise of energy and food prices has brought inflation to the forefront. During the second quarter, the Federal Reserve signaled a reversal on its view of growth and inflation. The Federal Reserve has been actively trying to reflate the economy with accommodative monetary policy, knowing it would eventually have to address inflation. Increased energy and food prices caused Federal Reserve Chairman Ben Bernanke in June to begin to downplay the risks to growth and emphasize the threat of inflation. The prospect of interest rate hikes by the Federal Reserve in the near-term appears unlikely, given weakness in housing, rising mortgage rates, wide corporate bond spreads and contracting employment. As improbable as higher rates seem, markets reacted swiftly to the hawkish comments, pushing-up the short-end of the yield curve and briefly sending the U.S. dollar higher.

Housing remains weak as demonstrated by increasing mortgage delinquencies, rising foreclosure rates and declining home prices. The housing slump has not only weighed on consumer balance sheets and sentiment, but also on the bank balance sheets. In addition, the sequential slowdown in commercial and retail construction to support housing development magnifies the slowdown. This occurred at a time when leverage at banks was at a cyclical high. Revenue diversification into areas such as brokerage and insurance combined with the use of derivatives provided the illusion of the ability to precisely calibrate risk. In reality, the high degrees of leverage exacerbate an already insufficient cushion for the unanticipated, as Bear Stearns can attest. As a result, banks are currently deleveraging their balance sheets through asset sales and capital raises. During the current downturn banks have raised $321 billion of new capital globally, $159 billion of which has been raised by U.S. banks. We are likely to continue to see banks seek additional capital, and this process could accelerate if the economy slides into recession.

Capital markets globally remained under pressure. While there was considerable discussion last year with regard to the slowing U.S. economy and its decoupling from strength globally, world equity market indices appear to support the global synchronization view. This synchronization appears appropriate as the world is collectively wrestling with energy driven inflation expectations.

In summary, while the economy grew in the first half of the year chiefly due to exports, the collective headwinds of high-energy prices and contracting employment are likely to stifle growth in the second half of the year. Although the Standard & Poor's 500 Index trades for an attractive 13.5 times our 2008 earnings estimate, inflation concerns are likely to weigh on earnings multiples. At the same time, the economic backdrop is likely to weigh on the earnings growth expectations. If oil prices were to begin to fall, thus easing inflationary fears, the stock market would likely respond positively.

LKCM SMALL CAP EQUITY FUND

The LKCM Small Cap Equity Fund is managed to maximize long-term capital appreciation through investment primarily in equity securities of smaller companies. The performance of the Fund's Institutional Class during the six month period ended June 30, 2008 was (10.43)% versus the Russell 2000 Index's (9.37)% return. The Fund's strategy focuses on investing in reasonably valued niche companies with above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Stock selection and a focus on valuation remain an important component of our performance. As of June 30, 2008, the total net assets of the Fund were $594.4 million with 90.5% of the net assets invested in common stocks and 9.5% in cash reserves, net of liabilities. During the six month period ended June 30, 2008, we added positive performance from our sector allocation decisions, as we were overweight the best performing sector, Energy, and underweight one of the weaker sectors, Financials. Our stock selection detracted from the Fund's performance results as broad based weakness in the market made it difficult to add value over the benchmark. Especially tough areas for the Fund were the Financials and Consumer Discretionary stocks. While the market environment continues to be difficult, we remain confident that our investment strategy has us well positioned for the future.

LKCM EQUITY FUND

The LKCM Equity Fund is managed to provide long-term capital appreciation and is primarily invested in common stocks of mid to large sized companies. The Fund's investment strategy focuses on investments in quality companies that we believe are reasonably valued and are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders' equity, underleveraged balance sheets, and potential for above-average capital appreciation. For the six month period ended June 30, 2008, the Fund returned (10.01)% versus the S&P 500 Index's (11.91)% return. As of June 30, 2008, the total net assets in the Fund were $48.8 million with 95.3% of the net assets invested in common stocks and 4.7% in cash reserves, net of liabilities. During the six month period ended June 30, 2008, the Fund benefited from stock selection while our sector allocation decisions slightly detracted from our overall performance. Stock selection was positive across the Fund with most sectors outperforming their sector in the benchmark. Overall we added the most value from the Financials sector, as we were underweight the Financials sector but our stock selections in this sector were positive to our performance. We believe our investment strategy of investing in high quality companies at attractive valuations should keep the Fund well positioned as we work through this challenging market environment.

LKCM BALANCED FUND

The LKCM Balanced Fund seeks current income and long-term capital appreciation. In order to attain the desired risk/reward profile, the Fund's investment strategy focuses on investments in a blend of common stocks, fixed income securities and cash. The Fund returned (6.75)% versus the (11.91)% return of the S&P 500 Index and the 1.43% return in the Lehman Brothers Intermediate Government/Credit Bond Index during the six month period ended June 30, 2008. As of June 30, 2008, total net assets of the Fund's portfolio were $12.3 million and the asset mix contained 65.9% common stocks, 25.1% corporate bonds, 5.4% government bonds, and 3.6% cash reserves, net of liabilities. While the equity sector of the Fund declined during the six month period ended June 30, 2008, good stock selection, particularly in the Energy, Healthcare, and beleaguered Financials sectors, served to cushion the decline. The fixed income sector of the Fund generated positive returns, providing additional downside protection and demonstrating the benefits of the diversified strategy.

LKCM FIXED INCOME FUND

The LKCM Fixed Income Fund is managed to provide current income. The Fund typically invests in a diversified portfolio of investment grade corporate bonds and government debt with short and intermediate maturities from one to ten years and cash equivalent securities. Our primary strategy in managing the Fund is to select corporate bonds with strong credit profiles and attractive yields relative to those offered on government debt. During the six month period ended June 30, 2008, the total return for the Fund was 0.71% versus 1.43% for the Lehman Brothers Intermediate Government/Credit Bond Index. As of June 30, 2008, the total net assets in the Fund were $120.5 million. This represented an asset mix of 76.2% invested in corporate bonds, 21.2% in U.S. Treasury and government agency debt, 0.9% in preferred stock and 1.7% in cash reserves, net of liabilities, versus the Index, which was comprised of 60% U.S. Treasury and government agency debt and 40% other fixed income securities. At June 30, 2008, the Fund had an effective duration of 3.8 years and a weighted average Standard & Poor's quality rating of single A. The Fund's overweight position in corporate debt, and therefore, underweight position in government debt, detracted from performance as U. S. Treasury and government agency debt outperformed due to the flight to quality trade and spreads on corporate debt widened as the Financial, single A and triple B sectors provided negative returns.

LKCM INTERNATIONAL FUND

The LKCM International Fund is managed to seek total returns in excess of the MSCI/EAFE Index. A report from TT International, the Fund's sub-adviser, regarding the Fund's performance during the six month period ended June 30, 2008 appears on page 4.


/s/ J. Luther King

J. Luther King, Jr., CFA
July 15, 2008

Ratings provided by Standard & Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 8-21 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Small Cap Equity Fund invests in smaller companies and the LKCM Equity Fund invests in mid size companies, which involve additional risks such as limited liquidity and greater volatility. The LKCM International Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus for the Funds contains this and other important information and may be obtained by calling 1-800-688-LKCM. Please read the prospectus carefully before investing in the Funds.

The first use date of this report is 8/08.

                          REPORT FROM TT INTERNATIONAL

The LKCM International Fund is managed to seek total returns in excess of the MSCI/EAFE Index.

SIX MONTH PERIOD ENDED JUNE 30, 2008

LKCM INTERNATIONAL FUND: (9.91)%            MSCI EAFE: (10.58)%

PERFORMANCE

Despite producing a negative absolute return during the six month period ended June 30, 2008, the LKCM International Fund finished ahead of its benchmark. The Fund's exposure to Financials added most to performance, with the Fund benefiting both from its underweight exposure to the sector, notably to Western European banks, and stock selection within the sector (position in investment firm Man Group and Japan's TD Holdings, and not holding UK banks Barclays and
HBOS). The overweight exposure to Materials, which was increased over the period, helped to support returns. Stock selection within the sector also proved positive; the stakes in UK-listed mining holdings Xstrata and Rio Tinto, and Australia's One Steel all benefiting from the continued strength in metal prices. At the stock level, the upward trend in the oil price, which recorded multiple highs over the period, helped boost performance from Norwegian Energy stock StatoilHydro. The main negatives over the period came from positions in the Industrials and Consumer Discretionary sectors. In the former, despite solid relative returns from French transport firm Eurotunnel and Switzerland's ABB, these were offset by disappointing performance from Germany's Siemens, whose stock price fell after it reported poor operating figures, and UK aerospace play Rolls Royce, after worries grew over its exposure to the civil aviation market. While in Consumer Discretionary, German car-maker positions Porsche and Daimler suffered after concerns over the sustainability of European car market in the current economic environment increased.

MARKETS

There was a marked absence of the usual optimism in global stock markets as the New Year dawned, with equity prices across the board falling sharply as fears of a U.S. recession and slowing corporate profits' growth continued to dominate. After the January sell-off, fear and risk aversion remained the key drivers of stock prices, with the continued turmoil in the credit arena and deterioration in the U.S. economy casting a shadow over markets. The bail out of Bear Stearns, one of America's largest investment banks, towards the end of the first quarter, together with decisive and effective action in support of financials markets from developed central banks, brought signs of stability, in turn enabling many markets to offset much of the earlier losses. It was all changed later in the period, however, with the first half of the year finishing as it had begun. June was a particularly bruising month, where despite commodities, notably oil related, remaining strong, weakness elsewhere proved an insurmountable drag; all the major global equity markets finished the period in negative territory.

Past performance is not a guarantee of future results.

             LKCM FUNDS EXPENSE EXAMPLE -- JUNE 30, 2008 (UNAUDITED)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/08-6/30/08).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                  LKCM SMALL CAP EQUITY FUND -
                                                       INSTITUTIONAL CLASS
                                            --------------------------------------------
                                                                            EXPENSES
                                                                             PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     1/1/08-
                                               1/1/08         6/30/08        6/30/08
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $  895.70        $4.52
Hypothetical (5% return before expenses)      $1,000.00       $1,020.09        $4.82

* Expenses are equal to the Fund's net annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

                                              LKCM SMALL CAP EQUITY FUND- ADVISER CLASS
                                            --------------------------------------------
                                                                            EXPENSES
                                                                             PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     1/1/08-
                                               1/1/08         6/30/08        6/30/08
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $  894.50        $5.70
Hypothetical (5% return before expenses)      $1,000.00       $1,018.85        $6.07

* Expenses are equal to the Fund's net annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

                                                        LKCM EQUITY FUND
                                            --------------------------------------------
                                                                            EXPENSES
                                                                             PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     1/1/08-
                                               1/1/08         6/30/08        6/30/08
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $  899.90        $3.78
Hypothetical (5% return before expenses)      $1,000.00       $1,020.89        $4.02

* Expenses are equal to the Fund's net annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

                                                        LKCM BALANCED FUND
                                            --------------------------------------------
                                                                            EXPENSES
                                                                             PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     1/1/08-
                                               1/1/08         6/30/08        6/30/08
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $  932.50        $3.84
Hypothetical (5% return before expenses)      $1,000.00       $1,020.89        $4.02

* Expenses are equal to the Fund's net annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

                                                      LKCM FIXED INCOME FUND
                                            --------------------------------------------
                                                                            EXPENSES
                                                                             PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     1/1/08-
                                               1/1/08         6/30/08        6/30/08
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,007.10        $3.24
Hypothetical (5% return before expenses)      $1,000.00       $1,021.63        $3.27

* Expenses are equal to the Fund's net annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

                                                       LKCM INTERNATIONAL FUND
                                            --------------------------------------------
                                                                            EXPENSES
                                                                             PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     1/1/08-
                                               1/1/08         6/30/08        6/30/08
----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $  900.90        $5.67
Hypothetical (5% return before expenses)      $1,000.00       $1,018.90        $6.02

* Expenses are equal to the Fund's net annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

   ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM FUNDS -- JUNE 30, 2008 (UNAUDITED)

Percentages represent market value as a percentage of total investments.


Pie Chart:

LKCM SMALL CAP EQUITY FUND
Short-Term Investments                   9.6%
Common Stocks                           90.4%


Pie Chart:

LKCM EQUITY FUND
Short-Term Investments                   4.6%
Common Stocks                           95.4%


Pie Chart:

LKCM BALANCED FUND
Short-Term Investments                   3.1%
U.S. Government & Agency Issues          5.5%
Common Stocks                           66.2%
Corporate Bonds                         25.2%


Pie Chart:

LKCM FIXED INCOME FUND
Preferred Stocks                         0.9%
Short-Term Investments                   0.3%
Corporate Bonds                         77.3%
U.S. Government & Agency Issues         21.5%


Pie Chart:

LKCM INTERNATIONAL FUND
Preferred Stocks                         2.9%
Corporate Bonds                          1.3%
Common Stocks                           93.0%
Short-Term Investments                   2.8%

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2008 (UNAUDITED)

------------------------------------------------------------------------------
COMMON STOCKS - 90.5%                                   SHARES           VALUE
------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.2%
  Hexcel Corporation (a)                               493,350    $  9,521,655
  Ladish Co., Inc. (a)                                 171,250       3,526,038
                                                                  ------------
                                                                    13,047,693
                                                                  ------------
AIR FREIGHT & LOGISTICS - 2.5%
  Forward Air Corporation                              215,850       7,468,410
  Pacer International, Inc.                            333,050       7,163,906
                                                                  ------------
                                                                    14,632,316
                                                                  ------------
AUTO COMPONENTS - 1.6%
  Drew Industries Incorporated (a)                     228,750       3,648,562
  LKQ Corporation (a)                                  315,600       5,702,892
                                                                  ------------
                                                                     9,351,454
                                                                  ------------
CAPITAL MARKETS - 3.0%
  FCStone Group Inc. (a)                               205,600       5,742,408
  Investment Technology Group, Inc. (a)                155,750       5,211,395
  Lazard Ltd - Class A (b)                             199,850       6,824,878
                                                                  ------------
                                                                    17,778,681
                                                                  ------------
CHEMICALS - 2.4%
  Cabot Corporation                                    160,950       3,912,694
  Calgon Carbon Corporation (a)                        291,850       4,512,001
  Hercules Incorporated                                331,050       5,604,676
                                                                  ------------
                                                                    14,029,371
                                                                  ------------
COMMERCIAL BANKS - 3.1%
  Glacier Bancorp, Inc.                                368,180       5,887,198
  PrivateBancorp, Inc.                                 210,800       6,404,104
  Prosperity Bancshares, Inc.                          234,200       6,260,166
                                                                  ------------
                                                                    18,551,468
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES - 5.9%
  Airgas, Inc.                                         100,650       5,876,953
  Coinstar, Inc. (a)                                   238,000       7,784,980
  The Geo Group Inc. (a)                               269,100       6,054,750
  Premiere Global Services, Inc. (a)                   513,800       7,491,204
  Waste Connections, Inc. (a)                          238,550       7,616,902
                                                                  ------------
                                                                    34,824,789
                                                                  ------------
COMPUTERS & PERIPHERALS - 1.2%
  Brocade Communications Systems, Inc. (a)             835,350       6,883,284
                                                                  ------------

CONSUMER FINANCE - 0.9%
  Cash America International, Inc.                     173,800       5,387,800
                                                                  ------------

CONTAINERS & PACKAGING - 1.3%
  Silgan Holdings Inc.                                 156,100       7,920,514
                                                                  ------------

DISTRIBUTORS - 2.1%
  The Andersons, Inc.                                  128,850       5,245,483
  WESCO International, Inc. (a)                        179,550       7,189,182
                                                                  ------------
                                                                    12,434,665
                                                                  ------------
DIVERSIFIED CONSUMER SERVICES - 2.2%
  Capella Education Company (a)                        136,250       8,127,312
  K12 Inc. (a)                                         240,190       5,147,272
                                                                  ------------
                                                                    13,274,584
                                                                  ------------
DIVERSIFIED MANUFACTURING - 0.8%
  Raven Industries, Inc.                               150,800       4,943,224
                                                                  ------------

ELECTRIC UTILITIES - 0.2%
  Otter Tail Corporation                                36,754       1,427,158
                                                                  ------------

------------------------------------------------------------------------------
COMMON STOCKS                                           SHARES           VALUE
------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.8%
  Baldor Electric Company                              143,250    $  5,010,885
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.9%
  Axsys Technologies, Inc. (a)                         189,092       9,840,348
  MTS Systems Corporation                              184,400       6,616,272
  National Instruments Corporation                     222,550       6,313,743
  Rofin-Sinar Technologies, Inc. (a)                   217,400       6,565,480
                                                                  ------------
                                                                    29,335,843
                                                                  ------------
ENERGY EQUIPMENT & SERVICES - 4.7%
  Core Laboratories N.V. (a) (b)                        65,300       9,295,455
  Dril-Quip, Inc. (a)                                  105,800       6,665,400
  Superior Well Services, Inc. (a)                     202,750       6,429,202
  Willbros Group, Inc. (a) (b)                         124,200       5,441,202
                                                                  ------------
                                                                    27,831,259
                                                                  ------------
FOOD PRODUCTS - 2.0%
  Chiquita Brands International, Inc. (a)              276,800       4,199,056
  Darling International Inc. (a)                       464,650       7,676,018
                                                                  ------------
                                                                    11,875,074
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
  Conceptus Inc. (a)                                   425,150       7,861,023
  Haemonetics Corporation (a)                          127,100       7,048,966
  Meridian Bioscience, Inc.                            258,875       6,968,915
  Wright Medical Group, Inc. (a)                       258,150       7,334,042
                                                                  ------------
                                                                    29,212,946
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES - 5.0%
  inVentiv Health Inc. (a)                             271,700       7,550,543
  MWI Veterinary Supply, Inc. (a)                      190,100       6,294,211
  PAREXEL International Corporation (a)                358,600       9,434,766
  PSS World Medical, Inc. (a)                          414,300       6,753,090
                                                                  ------------
                                                                    30,032,610
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE - 0.7%
  Sonic Corp. (a)                                      275,800       4,081,840
                                                                  ------------

HOUSEHOLD DURABLES - 1.5%
  Jarden Corporation (a)                               283,300       5,167,392
  Tempur-Pedic International Inc.                      514,150       4,015,512
                                                                  ------------
                                                                     9,182,904
                                                                  ------------
INSURANCE - 1.1%
  Argo Group International Holdings, Ltd. (a) (b)      200,551       6,730,492
                                                                  ------------

IT SERVICES - 1.1%
  ManTech International Corporation - Class A (a)      135,000       6,496,200
                                                                  ------------

MACHINERY - 6.6%
  CIRCOR International, Inc.                           162,500       7,960,875
  CLARCOR Inc.                                         219,100       7,690,410
  Franklin Electric Co., Inc.                          105,474       4,090,282
  Kaydon Corporation                                   151,300       7,778,333
  Nordson Corporation                                  158,800      11,574,932
                                                                  ------------
                                                                    39,094,832
                                                                  ------------
MARINE - 2.2%
  Excel Maritime Carriers Ltd. - Class A (b)           169,803       6,664,768
  Kirby Corporation (a)                                139,150       6,679,200
                                                                  ------------
                                                                    13,343,968
                                                                  ------------
METALS & MINING - 0.6%
  Haynes International, Inc. (a)                        64,200       3,694,710
                                                                  ------------


   The accompanying notes are an integral part of these financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)

------------------------------------------------------------------------------
COMMON STOCKS                                           SHARES           VALUE
------------------------------------------------------------------------------
MULTILINE RETAIL - 0.8%
  Conn's, Inc. (a)                                     282,800    $  4,544,596
                                                                  ------------

OIL & GAS DRILLING - 1.8%
  Atwood Oceanics, Inc. (a)                             85,300      10,606,202
                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 6.5%
  Carrizo Oil & Gas, Inc. (a)                          134,342       9,147,347
  EXCO Resources, Inc. (a)                             251,800       9,293,938
  Parallel Petroleum Corporation (a)                   380,180       7,653,023
  PetroQuest Energy, Inc. (a)                          462,400      12,438,560
                                                                  ------------
                                                                    38,532,868
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS - 2.4%
  LaSalle Hotel Properties                             243,200       6,111,616
  Potlatch Corporation                                 180,497       8,144,025
                                                                  ------------
                                                                    14,255,641
                                                                  ------------
ROAD & RAIL - 1.1%
  Landstar System, Inc.                                119,650       6,607,073
                                                                  ------------

SOFTWARE - 8.1%
  Blackbaud, Inc.                                      262,550       5,618,570
  Blackboard Inc. (a)                                  145,067       5,545,911
  F5 Networks, Inc. (a)                                195,000       5,541,900
  i2 Technologies, Inc. (a)                            303,250       3,769,397
  Lawson Software, Inc. (a)                            703,350       5,113,354
  Nuance Communications, Inc. (a)                      414,350       6,492,865
  TIBCO Software Inc. (a)                              971,200       7,429,680
  Wind River Systems, Inc. (a)                         785,950       8,558,996
                                                                  ------------
                                                                    48,070,673
                                                                  ------------
SPECIALTY RETAIL - 1.6%
  Jos. A. Bank Clothiers, Inc. (a)                     238,493       6,379,688
  Tractor Supply Company (a)                           101,538       2,948,663
                                                                  ------------
                                                                     9,328,351
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS - 1.7%
  Phillips-Van Heusen Corporation                      172,550       6,318,781
  Under Armour, Inc. - Class A (a)                     140,850       3,611,394
                                                                  ------------
                                                                     9,930,175
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
  SBA Communications Corporation - Class A (a)         161,792       5,826,130
                                                                  ------------

TOTAL COMMON STOCKS
    (Cost $506,323,090)                                            538,112,273
                                                                  ------------


------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 9.6%                           SHARES           VALUE
------------------------------------------------------------------------------
MONEY MARKET FUNDS - 9.6%
  The AIM STIT - Treasury Portfolio -
    Institutional Shares                            17,888,000    $ 17,888,000
  Dreyfus Government Cash Management Fund -
    Institutional Shares                            17,888,000      17,888,000
  Federated Government Obligations Fund -
    Institutional Shares                            17,888,000      17,888,000
  Federated Treasury Obligations Fund -
    Institutional Shares                             3,196,971       3,196,971
                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $56,860,971)                                              56,860,971
                                                                  ------------

TOTAL INVESTMENTS - 100.1%
    (Cost $563,184,061)                                            594,973,244

  Liabilities in Excess of Other Assets - (0.1)%                     (530,788)
                                                                  ------------

  TOTAL NET ASSETS - 100.0%                                       $594,442,456
                                                                  ============

     (a)  Non-income producing security.

     (b)  U.S. Dollar-denominated foreign security.

     FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

     The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

     Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2008:

                                                                          OTHER
                                                    INVESTMENTS IN    FINANCIAL
                   DESCRIPTION                          SECURITIES  INSTRUMENTS*
     Level 1 - Quoted prices                          $594,973,244  $        --
     Level 2 - Other significant observable inputs              --           --
     Level 3 - Significant unobservable inputs                  --           --
     ---------------------------------------------------------------------------
     Total                                            $594,973,244  $        --
     ---------------------------------------------------------------------------

     * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2008 (UNAUDITED)

------------------------------------------------------------------------------
COMMON STOCKS - 95.3%                                   SHARES           VALUE
------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 6.8%
  Honeywell International Inc.                          16,000      $  804,480
  Raytheon Company                                      18,000       1,013,040
  Rockwell Collins, Inc.                                18,000         863,280
  United Technologies Corporation                       10,000         617,000
                                                                  ------------
                                                                     3,297,800
                                                                  ------------
BEVERAGES - 6.4%
  The Coca-Cola Company                                 14,000         727,720
  Fomento Economico Mexicano, S.A.B. de C.V. - ADR (b)  15,000         682,650
  Molson Coors Brewing Company - Class B                16,000         869,280
  PepsiCo, Inc.                                         13,000         826,670
                                                                  ------------
                                                                     3,106,320
                                                                  ------------
CHEMICALS - 6.2%
  Air Products and Chemicals, Inc.                       9,000         889,740
  E. I. du Pont de Nemours & Company                    20,000         857,800
  FMC Corporation                                        9,600         743,424
  Hercules Incorporated                                 31,000         524,830
                                                                  ------------
                                                                     3,015,794
                                                                  ------------
COMMERCIAL BANKS - 8.5%
  Bank of America Corporation                           40,000         954,800
  Cullen/Frost Bankers, Inc.                            38,000       1,894,300
  Wells Fargo & Company                                 55,000       1,306,250
                                                                  ------------
                                                                     4,155,350
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES - 3.4%
  ITT Educational Services, Inc. (a)                     6,200         512,306
  SAIC, Inc. (a)                                        16,000         332,960
  Waste Management, Inc.                                22,000         829,620
                                                                  ------------
                                                                     1,674,886
                                                                  ------------
COMMUNICATIONS EQUIPMENT - 2.2%
  Cisco Systems, Inc. (a)                               34,000         790,840
  Nokia Oyj - ADR (b)                                   11,800         289,100
  Nortel Networks Corporation (a) (b)                        5              41
                                                                  ------------
                                                                     1,079,981
                                                                  ------------
COMPUTERS & PERIPHERALS - 5.0%
  Brocade Communications Systems, Inc. (a)              52,000         428,480
  EMC Corporation (a)                                   55,000         807,950
  International Business Machines Corporation           10,000       1,185,300
                                                                  ------------
                                                                     2,421,730
                                                                  ------------
CONSTRUCTION & ENGINEERING - 1.5%
  Chicago Bridge & Iron Company N.V. - NY Shares (b)    18,000         716,760
                                                                  ------------

CONSUMER ELECTRONICS - 0.7%
  Sony Corporation - ADR (b)                             8,100         354,294
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES - 1.8%
  JPMorgan Chase & Co.                                  26,000         892,060
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
  AT&T Inc.                                             20,000         673,800
                                                                  ------------

ELECTRICAL EQUIPMENT - 1.0%
  Emerson Electric Co.                                  10,000         494,500
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
  National Instruments Corporation                      11,000         312,070
                                                                  ------------


------------------------------------------------------------------------------
COMMON STOCKS                                           SHARES           VALUE
------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.5%
  Noble Corporation (b)                                 11,400     $   740,544
                                                                  ------------

FOOD & STAPLES RETAILING - 2.1%
  CVS Caremark Corporation                              16,000         633,120
  Walgreen Company                                      12,700         412,877
                                                                  ------------
                                                                     1,045,997
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 7.0%
  Alcon, Inc. (b)                                        4,800         781,392
  DENTSPLY International Inc.                           17,000         625,600
  Haemonetics Corporation (a)                           10,000         554,600
  ResMed Inc. (a)                                       10,000         357,400
  Thermo Fisher Scientific, Inc. (a)                    20,000       1,114,600
                                                                  ------------
                                                                     3,433,592
                                                                  ------------
HOUSEHOLD DURABLES - 0.9%
  Jarden Corporation (a)                                25,000         456,000
                                                                  ------------

HOUSEHOLD PRODUCTS - 3.0%
  Kimberly-Clark Corporation                            11,500         687,470
  The Procter & Gamble Company                          13,000         790,530
                                                                  ------------
                                                                     1,478,000
                                                                  ------------
INDUSTRIAL CONGLOMERATES - 1.3%
  General Electric Company                              24,000         640,560
                                                                  ------------

INTERNET & CATALOG RETAIL - 0.9%
  Liberty Media Corp - Series A (a)                     17,400         421,602
                                                                  ------------

IT SERVICES - 1.3%
  Accenture Ltd.- Class A (b)                           15,000         610,800
                                                                  ------------

MARINE - 1.2%
  Kirby Corporation (a)                                 12,000         576,000
                                                                  ------------

MEDIA - 0.9%
  Grupo Televisa S.A. - ADR (b)                         18,000         425,160
                                                                  ------------

METALS & MINING - 1.2%
  Newmont Mining Corporation                            10,700         558,112
                                                                  ------------

MULTILINE RETAIL - 0.8%
  J.C. Penney Company, Inc.                             10,900         395,561
                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 9.6%
  El Paso Corporation                                   40,000         869,600
  EOG Resources, Inc.                                    7,000         918,400
  Exxon Mobil Corporation                               10,000         881,300
  Noble Energy, Inc.                                    10,000       1,005,600
  XTO Energy, Inc.                                      15,000       1,027,650
                                                                  ------------
                                                                     4,702,550
                                                                  ------------
PHARMACEUTICALS - 3.6%
  Abbott Laboratories                                   18,000         953,460
  Schering-Plough Corporation                           40,000         787,600
                                                                  ------------
                                                                     1,741,060
                                                                  ------------
ROAD & RAIL - 2.3%
  Burlington Northern Santa Fe Corporation               7,300         729,197
  Kansas City Southern (a)                               9,200         404,708
                                                                  ------------
                                                                     1,133,905
                                                                  ------------


   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)


------------------------------------------------------------------------------
COMMON STOCKS                                           SHARES           VALUE
------------------------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.1%
  Intel Corporation                                     22,000    $    472,560
  Texas Instruments, Incorporated                       20,000         563,200
                                                                  ------------
                                                                     1,035,760
                                                                  ------------
SOFTWARE - 6.0%
  Autodesk, Inc. (a)                                    11,800         398,958
  Citrix Systems, Inc. (a)                              20,000         588,200
  Microsoft Corporation                                 20,000         550,200
  Nuance Communications, Inc. (a)                       22,000         344,740
  Oracle Corporation (a)                                50,000       1,050,000
                                                                  ------------
                                                                     2,932,098
                                                                  ------------
SPECIALTY RETAIL - 4.1%
  PETsMART, Inc.                                        39,500         788,025
  Tiffany & Co.                                         18,000         733,500
  Tractor Supply Company (a)                            17,000         493,680
                                                                  ------------
                                                                     2,015,205
                                                                  ------------

TOTAL COMMON STOCKS
  (Cost $37,197,306)                                                46,537,851
                                                                  ------------

------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.6%
------------------------------------------------------------------------------
MONEY MARKET FUNDS - 4.6%
  Dreyfus Government Cash Management Fund -
    Institutional Shares                               891,648         891,648
  Federated Government Obligations Fund -
    Institutional Shares                             1,363,000       1,363,000
                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $2,254,648)                                                2,254,648
                                                                  ------------

TOTAL INVESTMENTS  - 99.9%
    (Cost $39,451,954)                                              48,792,499

  Other Assets in Excess of Liabilities - 0.1%                          29,049
                                                                  ------------

  TOTAL NET ASSETS - 100.0%                                       $ 48,821,548
                                                                  ============


     ADR  American Depository Receipt.

     (a)  Non-income producing security.

     (b)  U.S. Dollar-denominated foreign security.


     FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

     The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

     Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2008:

                                                                          OTHER
                                                    INVESTMENTS IN    FINANCIAL
                   DESCRIPTION                          SECURITIES  INSTRUMENTS*
     Level 1 - Quoted prices                           $48,792,499   $        --
     Level 2 - Other significant observable inputs              --            --
     Level 3 - Significant unobservable inputs                  --            --
     ---------------------------------------------------------------------------
     Total                                             $48,792,499            --
     ---------------------------------------------------------------------------

     * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2008 (UNAUDITED)

------------------------------------------------------------------------------
COMMON STOCKS - 65.9%                                   SHARES           VALUE
------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 4.2%
  General Dynamics Corporation                           1,400    $    117,880
  Raytheon Company                                       2,432         136,873
  Rockwell Collins, Inc.                                 2,900         139,084
  United Technologies Corporation                        2,000         123,400
                                                                  ------------
                                                                       517,237
                                                                  ------------
AIR FREIGHT & LOGISTICS - 0.8%
  United Parcel Service, Inc. - Class B                  1,600          98,352
                                                                  ------------

ASSET MANAGEMENT - 1.0%
  Bank of New York Mellon Corporation                    3,270         123,704
                                                                  ------------

BEVERAGES - 2.5%
  The Coca-Cola Company                                  2,900         150,742
  PepsiCo, Inc.                                          2,400         152,616
                                                                  ------------
                                                                       303,358
                                                                  ------------
BIOTECHNOLOGY - 1.1%
  Gilead Sciences, Inc. (a)                              2,500         132,375
                                                                  ------------

CHEMICALS - 1.8%
  Air Products and Chemicals, Inc.                       1,300         128,518
  E.I. du Pont de Nemours & Company                      2,300          98,647
                                                                  ------------
                                                                       227,165
                                                                  ------------
COMMERCIAL BANKS - 2.5%
  Bank of America Corporation                            3,400          81,158
  Cullen/Frost Bankers, Inc.                             2,600         129,610
  Wells Fargo & Company                                  4,000          95,000
                                                                  ------------
                                                                       305,768
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES - 1.1%
  ITT Educational Services, Inc. (a)                     1,700         140,471
                                                                  ------------

COMMUNICATIONS EQUIPMENT - 2.8%
  Cisco Systems, Inc. (a)                                5,100         118,626
  Harris Corporation                                     2,600         131,274
  Nokia Oyj - ADR (b)                                    3,800          93,100
                                                                  ------------
                                                                       343,000
                                                                  ------------
COMPUTERS & PERIPHERALS - 2.2%
  EMC Corporation (a)                                    7,600         111,644
  International Business Machines Corporation            1,300         154,089
                                                                  ------------
                                                                       265,733
                                                                  ------------
CONSUMER FINANCE - 0.9%
  American Express Company                               2,800         105,476
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES - 1.0%
  JPMorgan Chase & Co.                                   3,500         120,085
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.4%
  AT&T Inc.                                              4,500         151,605
  Verizon Communications Inc.                            4,200         148,680
                                                                  ------------
                                                                       300,285
                                                                  ------------
ELECTRIC UTILITIES - 1.2%
  Allegheny Energy, Inc.                                 3,000         150,330
                                                                  ------------

ELECTRICAL EQUIPMENT - 2.2%
  Baldor Electric Company                                3,000         104,940
  Emerson Electric Co.                                   3,300         163,185
                                                                  ------------
                                                                       268,125
                                                                  ------------

------------------------------------------------------------------------------
COMMON STOCKS                                           SHARES           VALUE
------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 2.4%
  Noble Corporation (b)                                  2,000      $  129,920
  Schlumberger Ltd. (b)                                  1,500         161,145
                                                                  ------------
                                                                       291,065
                                                                  ------------
FOOD & STAPLES RETAILING - 2.9%
  CVS Caremark Corporation                               3,300         130,581
  Walgreen Company                                       4,300         139,793
  Wal-Mart Stores, Inc.                                  1,600          89,920
                                                                  ------------
                                                                       360,294
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 6.1%
  Alcon, Inc. (b)                                          800         130,232
  DENTSPLY International Inc.                            3,100         114,080
  Haemonetics Corporation (a)                            1,900         105,374
  Medtronic, Inc.                                        2,600         134,550
  ResMed Inc. (a)                                        3,300         117,942
  Thermo Fisher Scientific, Inc. (a)                     2,700         150,471
                                                                  ------------
                                                                       752,649
                                                                  ------------
HOUSEHOLD PRODUCTS - 3.3%
  Colgate-Palmolive Company                              2,000         138,200
  Kimberly-Clark Corporation                             2,000         119,560
  The Procter & Gamble Company                           2,400         145,944
                                                                  ------------
                                                                       403,704
                                                                  ------------
INDUSTRIAL CONGLOMERATES - 1.0%
  General Electric Company                               4,580         122,241
                                                                  ------------

INSURANCE - 0.8%
  Prudential Financial, Inc.                             1,581          94,449
                                                                  ------------

INVESTMENT BANK & BROKERAGE - 0.8%
  Morgan Stanley                                         2,800         100,996
                                                                  ------------

IT SERVICES - 1.6%
  Accenture Ltd. - Class A (b)                           2,500         101,800
  Automatic Data Processing, Inc.                        2,200          92,180
                                                                  ------------
                                                                       193,980
                                                                  ------------
MEDIA - 0.8%
  The Walt Disney Company                                3,000          93,600
                                                                  ------------

MULTILINE RETAIL - 1.6%
  J.C. Penney Company, Inc.                              2,500          90,725
  Kohl's Corporation (a)                                 2,800         112,112
                                                                  ------------
                                                                       202,837
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER - 1.4%
  National Fuel Gas Company                              3,000         178,440
                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 6.7%
  Cabot Oil & Gas Corporation                            3,200         216,736
  Chevron Corporation                                    1,395         138,286
  EOG Resources, Inc.                                    1,000         131,200
  Exxon Mobil Corporation                                1,900         167,447
  XTO Energy, Inc.                                       2,582         176,893
                                                                  ------------
                                                                       830,562
                                                                  ------------
PHARMACEUTICALS - 3.9%
  Abbott Laboratories                                    2,800         148,316
  Pfizer Inc.                                            5,000          87,350
  Schering-Plough Corporation                            5,700         112,233
  Teva Pharmaceutical Industries Ltd. - ADR (b)          3,000         137,400
                                                                  ------------
                                                                       485,299
                                                                  ------------


   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)


------------------------------------------------------------------------------
                                                     PRINCIPAL
COMMON STOCKS                                    AMOUNT/SHARES           VALUE
------------------------------------------------------------------------------
ROAD & RAIL - 1.2%
  Burlington Northern Santa Fe Corporation             $ 1,500    $    149,835
                                                                  ------------

SOFTWARE - 2.1%
  Citrix Systems, Inc. (a)                               3,600         105,876
  Microsoft Corporation                                  2,400          66,024
  Nuance Communications, Inc. (a)                        5,400          84,618
                                                                  ------------
                                                                       256,518
                                                                  ------------
SPECIALTY RETAIL - 1.6%
  The Home Depot, Inc.                                   4,500         105,390
  PETsMART, Inc.                                         4,300          85,785
                                                                  ------------
                                                                       191,175
                                                                  ------------
TOTAL COMMON STOCKS
  (Cost $6,909,856)                                                  8,109,108
                                                                  ------------

------------------------------------------------------------------------------
CORPORATE
BONDS - 25.1%
------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.8%
  General Dynamics Corporation
    4.50%, 08/15/2010                                  100,000         102,194
                                                                  ------------

BEVERAGES - 2.1%
  Anheuser-Busch Companies, Inc.
    5.75%, 04/01/2010                                   57,000          57,918
  The Coca Cola Company
    5.35%, 11/15/2017                                  100,000         100,984
  PepsiCo, Inc.
    4.65%, 02/15/2013                                  100,000         101,589
                                                                  ------------
                                                                       260,491
                                                                  ------------
BUILDING PRODUCTS - 0.6%
  Masco Corporation
    5.75%, 10/15/2008                                   75,000          75,186
                                                                  ------------

CHEMICALS - 1.7%
  E.I. du Pont de Nemours & Company:
    6.875%, 10/15/2009                                 100,000         104,262
    5.00%, 01/15/2013                                  100,000         100,946
                                                                  ------------
                                                                       205,208
                                                                  ------------
COMMERCIAL BANKS - 0.7%
  Bancwest Corp.
    8.30%, 01/15/2011                                   75,000          81,777
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES - 0.9%
  Waste Management, Inc.
    7.375%, 08/01/2010                                 100,000         104,508
                                                                  ------------

COMMUNICATIONS EQUIPMENT - 1.5%
  Cisco Systems, Inc.
    5.25%, 02/22/2011                                   75,000          77,267
  Motorola, Inc.
    7.625%, 11/15/2010                                 100,000         101,992
                                                                  ------------
                                                                       179,259
                                                                  ------------
COMPUTERS & PERIPHERALS - 1.2%
  Hewlett-Packard Company
    4.50%, 03/01/2013                                  100,000          99,146
  International Business Machines Corporation
    4.375%, 06/01/2009                                  50,000          50,609
                                                                  ------------
                                                                       149,755
                                                                  ------------

------------------------------------------------------------------------------
CORPORATE                                            PRINCIPAL
BONDS                                                   AMOUNT           VALUE
------------------------------------------------------------------------------
CONSUMER FINANCE - 0.8%
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008                                $ 100,000    $    100,310
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES - 0.8%
  Citigroup Inc.
    4.25%, 07/29/2009                                  100,000          99,451
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.9%
  AT&T Inc.:
    5.875%, 02/01/2012                                  75,000          76,947
    5.10%, 09/15/2014                                  125,000         122,694
  BellSouth Corporation
    6.00%, 10/15/2011                                  150,000         154,610
                                                                  ------------
                                                                       354,251
                                                                  ------------
ELECTRIC UTILITIES - 0.8%
  Southern Company
    5.30%, 01/15/2012                                  100,000         101,895
                                                                  ------------

ELECTRICAL EQUIPMENT - 0.8%
  Emerson Electric Co.
    5.85%, 03/15/2009                                  100,000         101,801
                                                                  ------------

FOOD & STAPLES RETAILING - 1.7%
  Costco Wholesale Corporation
    5.30%, 03/15/2012                                  100,000         103,515
  Wal-Mart Stores, Inc.
    4.55%, 05/01/2013                                  100,000         100,570
                                                                  ------------
                                                                       204,085
                                                                  ------------
INDUSTRIAL CONGLOMERATES - 0.8%
  General Electric Company
   5.00%, 02/01/2013                                   100,000         100,822
                                                                  ------------

INSURANCE - 0.8%
  Berkshire Hathaway Inc.
    4.85%, 01/15/2015                                  100,000          98,633
                                                                  ------------

INVESTMENT BANK & BROKERAGE - 1.8%
  The Goldman Sachs Group, Inc.:
    5.25%, 04/01/2013                                  100,000          98,315
    5.50%, 11/15/2014                                   35,000          34,292
  Merrill Lynch & Co., Inc.
    5.45%, 07/15/2014                                  100,000          93,882
                                                                  ------------
                                                                       226,489
                                                                  ------------
MULTILINE RETAIL - 0.4%
  J.C. Penney Company, Inc.
    7.65%, 08/15/2016                                   50,000          50,128
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER - 0.4%
  Duke Energy Corp.
    6.25%, 01/15/2012                                   50,000          52,229
                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 1.7%
  Burlington Resources Finance Company (b)
    6.68%, 02/15/2011                                  100,000         105,677
  ConocoPhillips
    5.50%, 04/15/2013                                  100,000         103,103
                                                                  ------------
                                                                       208,780
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)

------------------------------------------------------------------------------
CORPORATE                                            PRINCIPAL
BONDS                                            AMOUNT/SHARES           VALUE
------------------------------------------------------------------------------
RESTAURANTS - 0.6%
  McDonald's Corporation
    6.00%, 04/15/2011                                 $ 75,000    $     78,267
                                                                  ------------

SOFTWARE - 1.3%
  Oracle Corporation
    5.00%, 01/15/2011                                  150,000         153,011
                                                                  ------------

TOTAL CORPORATE BONDS
    (Cost $3,108,119)                                                3,088,530
                                                                  ------------

------------------------------------------------------------------------------
U.S GOVERNMENT &
AGENCY ISSUES - 5.4%
------------------------------------------------------------------------------
FANNIE MAE - 0.8%
  5.00%, 02/16/2012                                    100,000         103,807
                                                                  ------------

FEDERAL HOME LOAN BANK - 2.6%
  5.00%, 09/18/2009                                    100,000         102,495
  5.00%, 10/16/2009
    Callable 10/16/2008                                110,000         110,675
  5.66%, 10/30/2013
    Callable 10/30/2008                                100,000         100,856
                                                                  ------------
                                                                       314,026
                                                                  ------------
FREDDIE MAC - 2.0%
  5.40%, 03/02/2012
    Callable 09/02/2008                                 50,000          50,217
  5.60%, 10/17/2013
    Callable 10/17/2008                                100,000         100,733
  5.45%, 11/21/2013
    Callable 11/21/2008                                100,000         100,763
                                                                  ------------
                                                                       251,713
                                                                  ------------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $657,255)                                                    669,546
                                                                  ------------

------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.1%
------------------------------------------------------------------------------
MONEY MARKET FUNDS - 3.1%
  Dreyfus Government Cash Management Fund -
    Institutional Shares                                43,297          43,297
  Federated Government Obligations Fund -
    Institutional Shares                               342,479         342,479
                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $385,776)                                                    385,776
                                                                  ------------

TOTAL INVESTMENTS - 99.5%
    (Cost $11,061,006)                                              12,252,960

  Other Assets in Excess of Liabilities - 0.5%                          60,206
                                                                  ------------

  TOTAL NET ASSETS - 100.0%                                       $ 12,313,166
                                                                  ============

     ADR  American Depository Receipt.

     (a) Non-income producing security.

     (b) U.S. Dollar-denominated foreign security.

     FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

     The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

     Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2008:

                                                                          OTHER
                                                    INVESTMENTS IN    FINANCIAL
                   DESCRIPTION                          SECURITIES  INSTRUMENTS*
     Level 1 - Quoted prices                           $ 8,494,884    $       --
     Level 2 - Other significant observable inputs       3,758,076            --
     Level 3 - Significant unobservable inputs                  --            --
     ---------------------------------------------------------------------------
     Total                                             $12,252,960            --
     ---------------------------------------------------------------------------

     * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.


   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2008 (UNAUDITED)


------------------------------------------------------------------------------
CORPORATE                                            PRINCIPAL
BONDS - 76.2%                                           AMOUNT           VALUE
------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 6.0%
  General Dynamics Corporation:
    4.50%, 08/15/2010                               $1,825,000    $  1,865,044
    4.25%, 05/15/2013                                  250,000         247,660
    5.375%, 08/15/2015                               1,375,000       1,409,963
  Lockheed Martin Corporation:
    8.20%, 12/01/2009                                  820,000         863,933
    7.65%, 05/01/2016                                1,250,000       1,421,699
  Rockwell Collins, Inc.
    4.75%, 12/01/2013                                  430,000         422,424
  United Technologies Corporation:
    7.125%, 11/15/2010                                 250,000         269,686
    6.10%, 05/15/2012                                  700,000         741,287
                                                                  ------------
                                                                     7,241,696
                                                                  ------------
ASSET MANAGEMENT - 0.8%
  Mellon Funding Corporation
    6.40%, 05/14/2011                                  892,000         923,988
                                                                  ------------

BEVERAGES - 2.1%
  The Coca Cola Company
    5.35%, 11/15/2017                                1,500,000       1,514,756
  PepsiCo, Inc.
    4.65%, 02/15/2013                                1,035,000       1,051,447
                                                                  ------------
                                                                     2,566,203
                                                                  ------------
CHEMICALS - 2.7%
  E.I. du Pont de Nemours & Company
    4.125%, 04/30/2010                                 750,000         757,779
  The Lubrizol Corporation
    5.50%, 10/01/2014                                1,579,000       1,509,693
  Praxair, Inc.
    6.375%, 04/01/2012                                 925,000         979,801
                                                                  ------------
                                                                     3,247,273
                                                                  ------------
COMMERCIAL BANKS - 0.8%
  Bank of America Corporation
   5.375%, 06/15/2014                                1,025,000       1,007,938
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES - 3.0%
  Allied Waste Industries, Inc.
    5.75%, 02/15/2011                                1,000,000         987,500
  International Lease Finance Corporation
    6.375%, 03/15/2009                                 700,000         696,737
  Pitney Bowes Inc.:
    4.625%, 10/01/2012                                 500,000         495,980
    3.875%, 06/15/2013                                 400,000         377,370
  Waste Management, Inc.
    7.375%, 08/01/2010                               1,049,000       1,096,292
                                                                  ------------
                                                                     3,653,879
                                                                  ------------
COMMUNICATIONS EQUIPMENT - 3.5%
  Cisco Systems, Inc.:
    5.25%, 02/22/2011                                1,650,000       1,699,863
    5.50%, 02/22/2016                                1,000,000       1,010,467
  Motorola, Inc.
    7.625%, 11/15/2010                               1,500,000       1,529,886
                                                                  ------------
                                                                     4,240,216
                                                                  ------------

------------------------------------------------------------------------------
CORPORATE                                            PRINCIPAL
BONDS                                                   AMOUNT           VALUE
------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.5%
  Hewlett-Packard Company:
    6.50%, 07/01/2012                               $  700,000    $    746,057
    4.50%, 03/01/2013                                1,125,000       1,115,386
  International Business Machines Corporation:
    4.95%, 03/22/2011                                  875,000         896,773
    5.70%, 09/14/2017                                1,500,000       1,525,080
                                                                  ------------
                                                                     4,283,296
                                                                  ------------
CONSUMER FINANCE - 1.6%
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008                                1,000,000       1,003,100
  Western Union Company
    5.93%, 10/01/2016                                1,000,000         982,347
                                                                  ------------
                                                                     1,985,447
                                                                  ------------
CONTAINERS & PACKAGING - 1.2%
  Packaging Corp. of America
    5.75%, 08/01/2013                                1,500,000       1,467,112
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES - 2.5%
  Citigroup Inc.
    5.125%, 05/05/2014                               1,000,000         956,129
  First Chicago Corporation
    6.375%, 01/30/2009                               1,000,000       1,016,268
  Textron Financial Corporation
    6.00%, 11/20/2009                                1,000,000       1,037,962
                                                                  ------------
                                                                     3,010,359
                                                                  ------------
DIVERSIFIED MANUFACTURING - 1.1%
  Honeywell International Inc.
    4.25%, 03/01/2013                                1,300,000       1,282,910
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 5.3%
  AT&T Inc.:
    5.30%, 11/15/2010                                  125,000         127,905
    6.25%, 03/15/2011                                  200,000         206,932
    5.10%, 09/15/2014                                1,750,000       1,717,725
  BellSouth Corporation
    6.00%, 10/15/2011                                1,000,000       1,030,731
  Verizon Communications Inc.:
    5.25%, 04/15/2013                                  950,000         945,521
    5.55%, 02/15/2016                                1,000,000         975,534
  Verizon Global Funding Corp.
    7.375%, 09/01/2012                               1,250,000       1,349,899
                                                                  ------------
                                                                     6,354,247
                                                                  ------------
ELECTRIC UTILITIES - 0.8%
  Southern Power Co
    4.875%, 07/15/2015                               1,050,000         994,357
                                                                  ------------

ELECTRICAL EQUIPMENT - 1.6%
  Emerson Electric Co.:
    5.00%, 10/15/2008                                  850,000         853,822
    5.85%, 03/15/2009                                1,025,000       1,043,459
                                                                  ------------
                                                                     1,897,281
                                                                  ------------
ENERGY EQUIPMENT & SERVICES - 2.4%
  Baker Hughes Incorporated
    6.00%, 02/15/2009                                1,307,000       1,321,283
  Weatherford International, Inc.
    6.35%, 06/15/2017                                1,550,000       1,572,624
                                                                  ------------
                                                                     2,893,907
                                                                  ------------


   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)

------------------------------------------------------------------------------
CORPORATE                                            PRINCIPAL
BONDS                                                   AMOUNT           VALUE
------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 3.0%
  Costco Wholesale Corporation
    5.30%, 03/15/2012                               $1,400,000    $  1,449,217
  Sysco Corporation
    4.20%, 02/12/2013                                1,175,000       1,149,672
  Wal-Mart Stores, Inc.
    4.55%, 05/01/2013                                1,000,000       1,005,698
                                                                  ------------
                                                                     3,604,587
                                                                  ------------
FOOD PRODUCTS - 0.8%
  The Hershey Company
    4.85%, 08/15/2015                                1,000,000         979,590
                                                                  ------------

HOUSEHOLD PRODUCTS - 1.7%
  Kimberly-Clark Corporation
    5.625%, 02/15/2012                               1,000,000       1,039,258
  The Procter & Gamble Company
    8.00%, 09/01/2024
      Putable 09/01/2014                               775,000         972,620
                                                                  ------------
                                                                     2,011,878
                                                                  ------------
INDUSTRIAL CONGLOMERATES - 1.7%
  General Electric Company
    5.00%, 02/01/2013                                1,600,000       1,613,151
  Textron Inc.
    6.375%, 11/15/2008                                 400,000         404,314
                                                                  ------------
                                                                     2,017,465
                                                                  ------------
INSURANCE - 1.0%
  Berkshire Hathaway Inc.
    4.85%, 01/15/2015                                1,225,000       1,208,257
                                                                  ------------

INVESTMENT BANK & BROKERAGE - 0.8%
  The Goldman Sachs Group, Inc.
    5.125%, 01/15/2015                               1,000,000         958,505
                                                                  ------------

MACHINERY - 0.8%
  Dover Corporation
    6.50%, 02/15/2011                                  925,000         970,867
                                                                  ------------

MEDIA - 2.1%
  Clear Channel Communications, Inc.
    7.65%, 09/15/2010                                  775,000         795,355
  The Walt Disney Company:
    4.70%, 12/01/2012                                  225,000         226,639
    5.625%, 09/15/2016                               1,500,000       1,526,671
                                                                  ------------
                                                                     2,548,665
                                                                  ------------
METALS & MINING - 1.1%
  Alcoa Inc.
    6.00%, 01/15/2012                                1,310,000       1,312,480
                                                                  ------------

MULTILINE RETAIL - 1.6%
  J.C. Penney Co., Inc.:
    8.00%, 03/01/2010                                  950,000         985,901
    7.65%, 08/15/2016                                  600,000         601,537
  Target Corporation
    6.35%, 01/15/2011                                  300,000         313,042
                                                                  ------------
                                                                     1,900,480
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER - 0.9%
  Duke Energy Corp.
    6.25%, 01/15/2012                                1,000,000       1,044,576
                                                                  ------------

------------------------------------------------------------------------------
CORPORATE                                            PRINCIPAL
BONDS                                                   AMOUNT           VALUE
------------------------------------------------------------------------------
OIL & GAS DRILLING - 1.3%
  Transocean Inc. (a)
    6.625%, 04/15/2011                              $1,500,000    $  1,544,977
                                                                  ------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 9.8%
  Amerada Hess Corporation:
    7.375%, 10/01/2009                                 300,000         312,080
    6.65%, 08/15/2011                                1,550,000       1,626,866
  Apache Corporation
    6.25%, 04/15/2012                                1,593,000       1,675,366
  Burlington Resources Finance Company (a)
    6.68%, 02/15/2011                                  985,000       1,040,915
  Conoco Funding Company (a)
    6.35%, 10/15/2011                                  500,000         529,170
  ConocoPhillips
    4.75%, 10/15/2012                                  875,000         879,485
  Devon Financing Corp. ULC
    6.875%, 09/30/2011                               1,000,000       1,062,129
  Kerr-McGee Corporation
    6.875%, 09/15/2011                               1,000,000       1,044,171
  Marathon Oil Corporation
    5.90%, 03/15/2018                                1,000,000         990,095
  Noble Energy, Inc.
    5.25%, 04/15/2014                                1,500,000       1,424,177
  XTO Energy, Inc.
    6.25%, 04/15/2013                                1,150,000       1,185,483
                                                                  ------------
                                                                    11,769,937
                                                                  ------------
PHARMACEUTICALS - 1.6%
  Abbott Laboratories
    5.60%, 05/15/2011                                  500,000         523,209
  Teva Pharmaceutical Industries Ltd.
    5.55%, 02/01/2016                                1,515,000       1,482,621
                                                                  ------------
                                                                     2,005,830
                                                                  ------------
RESTAURANTS - 1.7%
  McDonald's Corporation:
    6.00%, 04/15/2011                                1,000,000       1,043,555
    5.35%, 03/01/2018                                1,000,000         977,451
                                                                  ------------
                                                                     2,021,006
                                                                  ------------
ROAD & RAIL - 3.1%
  Burlington Northern Santa Fe Corporation
    6.75%, 07/15/2011                                1,850,000       1,941,468
  Norfolk Southern Corporation
    5.257%, 09/17/2014                                 750,000         742,562
  Union Pacific Corporation
    6.125%, 01/15/2012                               1,000,000       1,032,501
                                                                  ------------
                                                                     3,716,531
                                                                  ------------
SOFTWARE - 1.8%
  Oracle Corporation:
    5.00%, 01/15/2011                                1,000,000       1,020,074
    5.25%, 01/15/2016                                1,150,000       1,133,303
                                                                  ------------
                                                                     2,153,377
                                                                  ------------
SPECIALTY RETAIL - 2.5%
  The Home Depot, Inc.
    4.625%, 08/15/2010                               1,175,000       1,160,060
  Lowe's Companies, Inc.:
    8.25%, 06/01/2010                                1,225,000       1,312,918
    5.00%, 10/15/2015                                  525,000         518,123
                                                                  ------------
                                                                     2,991,101
                                                                  ------------

TOTAL CORPORATE BONDS
    (Cost $92,438,382)                                              91,810,218
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)


------------------------------------------------------------------------------
PREFERRED                                            PRINCIPAL
STOCKS - 0.9%                                    AMOUNT/SHARES           VALUE
------------------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 0.9%
  The Goldman Sachs Group, Inc.
    Callable 04/25/2010                             $   40,000    $    715,200
  Lehman Brothers Holdings, Inc.
    Callable 10/31/2008                                 21,000         344,400
                                                                  ------------

TOTAL PREFERRED STOCKS
    (Cost $1,523,320)                                                1,059,600
                                                                  ------------

------------------------------------------------------------------------------
U.S. GOVERNMENT
& AGENCY ISSUES - 21.2%
------------------------------------------------------------------------------
FANNIE MAE - 2.4%
  5.30%, 05/07/2012                                    300,000         302,609
    Callable 11/7/2008
  5.00%, 03/15/2016                                  1,000,000       1,022,345
  5.00%, 02/13/2017                                  1,500,000       1,530,579
                                                                  ------------
                                                                     2,855,533
                                                                  ------------
FEDERAL HOME LOAN BANK - 3.8%
  5.66%, 10/30/2013                                  1,000,000       1,008,564
    Callable 10/30/2008
  5.25%, 06/18/2014                                    500,000         525,286
  5.50%, 08/13/2014                                  1,000,000       1,063,731
  4.75%, 12/16/2016                                  1,000,000       1,007,411
  4.875%, 05/17/2017                                 1,000,000       1,014,873
                                                                  ------------
                                                                     4,619,865
                                                                  ------------
FREDDIE MAC - 6.3%
  5.40%, 03/02/2012                                  1,000,000       1,004,340
    Callable 09/02/2008
  5.60%, 10/17/2013                                  1,000,000       1,007,335
    Callable 10/17/2008
  5.45%, 11/21/2013                                  1,500,000       1,511,439
    Callable 11/21/2008
  5.375%, 01/09/2014                                 2,000,000       2,016,790
    Callable 01/09/2009
  5.55%, 10/04/2016                                  1,500,000       1,552,924
    Callable 10/04/2011
  5.125%, 11/17/2017                                   500,000         514,635
                                                                  ------------
                                                                     7,607,463
                                                                  ------------
U.S. TREASURY INFLATION INDEXED BONDS - 1.5%
  2.375%, 04/15/2011                                   486,940         516,119
  3.375%, 01/15/2012                                 1,209,590       1,335,652
                                                                  ------------
                                                                     1,851,771
                                                                  ------------
U.S. TREASURY NOTES - 7.2%
  4.25%, 09/30/2012                                  1,000,000       1,041,485
  4.25%, 11/15/2013                                  1,000,000       1,043,907
  4.25%, 11/15/2014                                  1,625,000       1,697,111
  4.25%, 08/15/2015                                  1,615,000       1,678,465
  4.50%, 02/15/2016                                    500,000         526,133
  5.125%, 05/15/2016                                 1,500,000       1,635,939
  4.25%, 11/15/2017                                  1,000,000       1,021,797
                                                                  ------------
                                                                     8,644,837
                                                                  ------------
TOTAL U.S. GOVERNMENT & AGENCY ISSUES
  (Cost $24,946,825)                                                25,579,469
                                                                  ------------


------------------------------------------------------------------------------
SHORT-TERM                                           PRINCIPAL
INVESTMENTS - 0.3%                               AMOUNT/SHARES           VALUE
------------------------------------------------------------------------------
MONEY MARKET FUND - 0.3%
  Federated Government Obligations Fund -
    Institutional Shares                              $367,694    $    367,694
                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $367,694)                                                      367,694
                                                                  ------------

TOTAL INVESTMENTS - 98.6%
  (Cost $119,276,221)                                              118,816,981

  Other Assets in Excess of Liabilities - 1.4%                       1,670,064
                                                                  ------------

  TOTAL NET ASSETS - 100.0%                                       $120,487,045
                                                                  ============

     (a)  U.S. Dollar-denominated foreign security.

     FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

     The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

     Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2008:

                                                                          OTHER
                                                    INVESTMENTS IN    FINANCIAL
                   DESCRIPTION                          SECURITIES  INSTRUMENTS*
     Level 1 - Quoted prices                          $  1,427,294    $       --
     Level 2 - Other significant observable inputs     117,389,687            --
     Level 3 - Significant unobservable inputs                  --            --
     ---------------------------------------------------------------------------
     Total                                            $118,816,981            --
     ---------------------------------------------------------------------------

     * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2008 (UNAUDITED)

------------------------------------------------------------------------------
COMMON STOCKS - 92.9%                                   SHARES     VALUE (US$)
------------------------------------------------------------------------------
AUSTRALIA - 5.7%
------------------------------------------------------------------------------
AIRLINES - 0.4%
    Qantas Airways Limited                             145,536    $    424,136
                                                                  ------------

BEVERAGES - 0.2%
  Foster's Group Limited                                41,218         200,335
                                                                  ------------

CAPITAL MARKETS - 0.2%
  Macquarie Group Limited                                5,014         233,797
                                                                  ------------

COMMERCIAL BANKS - 0.9%
  Australia and New Zealand Banking Group Limited       31,536         565,944
  Westpac Banking Corporation                           19,084         365,899
                                                                  ------------
                                                                       931,843
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES - 0.4%
  Brambles Limited                                      46,084         385,679
                                                                  ------------

DIVERSIFIED OPERATIONS - 1.2%
  BHP Billiton Limited                                  22,387         937,862
  Orica Limited                                         10,063         282,655
                                                                  ------------
                                                                     1,220,517
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
  Telstra Corporation Limited                          119,376         485,226
                                                                  ------------

INDUSTRIAL CONGLOMERATES - 0.3%
  Wesfarmers Limited                                     9,949         355,754
                                                                  ------------

INSURANCE - 0.3%
  AMP Limited                                           46,154         296,004
                                                                  ------------

METALS & MINING - 0.9%
  Energy Resources of Australia Limited                  8,681         191,241
  OneSteel Limited                                      35,385         252,380
  Rio Tinto Limited                                      3,863         501,794
                                                                  ------------
                                                                       945,415
                                                                  ------------
MULTILINE RETAIL - 0.3%
  Harvey Norman Holdings Limited                       101,370         300,282
                                                                  ------------

REAL ESTATE - 0.1%
  Stockland                                             22,613         116,845
                                                                  ------------
TOTAL AUSTRALIA                                                      5,895,833
                                                                  ------------

------------------------------------------------------------------------------
DENMARK - 0.9%
------------------------------------------------------------------------------
BEVERAGES - 0.9%
  Carlsberg A/S - B Shares                               9,564         923,770
                                                                  ------------

TOTAL DENMARK                                                          923,770
                                                                  ------------

------------------------------------------------------------------------------
FRANCE - 8.3%
------------------------------------------------------------------------------
COMMERCIAL BANKS - 2.2%
  BNP Paribas                                           16,782       1,520,352
  Credit Agricole SA                                    36,296         741,761
                                                                  ------------
                                                                     2,262,113
                                                                  ------------
ELECTRIC UTILITIES - 1.5%
  Electricite de France                                 16,732       1,589,585
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
  Alstom                                                 7,035       1,624,560
                                                                  ------------

------------------------------------------------------------------------------
COMMON STOCKS                                           SHARES     VALUE (US$)
------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 1.0%
  Carrefour SA                                          18,552    $  1,050,367
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER - 1.6%
  Suez SA                                               24,371       1,659,165
                                                                  ------------

ROAD & RAIL - 0.4%
  Groupe Eurotunnel SA (a)                              25,842         400,361
                                                                  ------------
TOTAL FRANCE                                                         8,586,151
                                                                  ------------

------------------------------------------------------------------------------
GERMANY - 11.0%
------------------------------------------------------------------------------
AUTOMOTIVE - 3.0%
  Continental AG                                         9,961       1,023,640
  Daimler AG                                            33,598       2,077,856
                                                                  ------------
                                                                     3,101,496
                                                                  ------------
CHEMICALS - 2.6%
  Bayer AG                                              32,426       2,729,310
                                                                  ------------

ELECTRIC UTILITIES - 2.1%
  E.ON AG                                               10,920       2,203,291
                                                                  ------------

MACHINERY - 1.3%
  MAN AG                                                11,663       1,294,767
                                                                  ------------

METALS & MINING - 1.0%
  ThyssenKrupp AG                                       17,147       1,076,648
                                                                  ------------

TEXTILES, APPAREL & LUXURY GOODS - 1.0%
  Adidas AG                                             15,422         973,921
                                                                  ------------
TOTAL GERMANY                                                       11,379,433
                                                                  ------------

------------------------------------------------------------------------------
HONG KONG - 1.1%
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.2%
  Hong Kong Exchanges & Clearing Limited                18,000         263,170
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
  Kingboard Chemical Holdings Limited                   48,000         221,616
                                                                  ------------

REAL ESTATE - 0.7%
  Cheung Kong (Holdings) Limited                        25,000         336,978
  Henderson Land Development Company Limited            32,000         199,455
  Hopewell Holdings Limited                             40,000         142,101
                                                                  ------------
                                                                       678,534
                                                                  ------------
TOTAL HONG KONG                                                      1,163,320
                                                                  ------------

------------------------------------------------------------------------------
JAPAN - 20.8%
------------------------------------------------------------------------------
AUTO COMPONENTS - 0.5%
  TOYODA GOSEI CO., LTD.                                18,000         525,498
                                                                  ------------

AUTOMOBILES - 0.6%
  HONDA MOTOR CO., LTD.                                 18,600         632,349
                                                                  ------------

AUTOMOTIVE - 1.5%
  Toyota Motor Corporation                              33,000       1,557,000
                                                                  ------------

BEVERAGES - 0.9%
  ASAHI BREWERIES, LTD.                                 32,000         597,297
  Kirin Holdings Company, Limited                       21,000         327,900
                                                                  ------------
                                                                       925,197
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)

------------------------------------------------------------------------------
COMMON STOCKS                                           SHARES     VALUE (US$)
------------------------------------------------------------------------------
CHEMICALS - 0.3%
  TOSOH CORPORATION                                     71,000    $    290,192
                                                                  ------------

COMMERCIAL BANKS - 1.8%
  Mitsubishi UFJ Financial Group, Inc.                 100,700         892,392
  Mizuho Financial Group, Inc.                              64         298,950
  Sumitomo Mitsui Financial Group, Inc.                     86         647,116
                                                                  ------------
                                                                     1,838,458
                                                                  ------------
COMPUTERS & PERIPHERALS - 0.4%
  FUJITSU LIMITED                                       53,000         393,314
                                                                  ------------

ELECTRIC UTILITIES - 0.5%
  The Tokyo Electric Power Company                      22,200         570,759
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
  Hitachi, Ltd.                                         71,000         512,182
  NIDEC CORPORATION                                      8,100         539,313
  Sumitomo Electric Industries, Ltd.                    43,000         545,878
  YASKAWA Electric Corporation                          33,000         323,520
                                                                  ------------
                                                                     1,920,893
                                                                  ------------
FOOD & STAPLES RETAILING - 1.2%
  FamilyMart Co., Ltd                                   17,100         698,912
  Seven & I Holdings Co., Ltd.                          18,600         530,753
                                                                  ------------
                                                                     1,229,665
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
  NIHON KOHDEN CORPORATION                              24,900         431,004
                                                                  ------------

HOTELS, RESTAURANTS & LEISURE - 0.3%
  DOUTOR NICHIRES Holdings Co., Ltd                     18,200         277,324
                                                                  ------------

HOUSEHOLD DURABLES - 0.9%
  Makita Corporation                                    11,000         449,593
  Matsushita Electric Industrial Co., Ltd.              21,000         452,889
                                                                  ------------
                                                                       902,482
                                                                  ------------
INSURANCE - 0.2%
  T & D Holdings, Inc.                                   3,800         233,686
                                                                  ------------

INVESTMENT BANK & BROKERAGE - 0.3%
  Nomura Holdings, Inc.                                 21,600         319,977
                                                                  ------------

IT SERVICES - 0.4%
  NTT Data Corporation                                      95         371,286
                                                                  ------------

LEISURE EQUIPMENT & PRODUCTS - 0.3%
  YAMAHA CORPORATION                                    16,400         316,617
                                                                  ------------

MACHINERY - 0.4%
  Mitsui Engineering & Shipbuilding Co., Ltd.          123,000         389,207
                                                                  ------------

MARINE - 0.2%
  Kawasaki Kisen Kaisha, Ltd.                           28,000         262,900
                                                                  ------------

METALS & MINING - 2.1%
  Hitachi Metals Ltd.                                   26,000         427,028
  JFE Holdings, Inc.                                     4,700         236,804
  Kobe Steel, Ltd.                                     161,000         460,931
  MITSUI MINING COMPANY, LIMITED                        81,500         280,915
  Sumitomo Metal Industries, Ltd.                      169,000         743,260
                                                                  ------------
                                                                     2,148,938
                                                                  ------------

------------------------------------------------------------------------------
COMMON STOCKS                                           SHARES     VALUE (US$)
------------------------------------------------------------------------------
OFFICE ELECTRONICS - 0.6%
  CANON INC.                                            12,600    $    647,888
                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.1%
  INPEX Holdings Inc.                                       12         151,434
                                                                  ------------

PHARMACEUTICALS - 0.5%
  Nippon Shinyaku Co., Ltd.                              5,000          63,662
  Takeda Pharmaceutical Company Limited                  8,200         417,008
                                                                  ------------
                                                                       480,670
                                                                  ------------
REAL ESTATE - 0.8%
  HASEKO Corporation                                   248,000         331,647
  NTT URBAN DEVELOPMENT CORPORATION                        363         475,180
                                                                  ------------
                                                                       806,827
                                                                  ------------
ROAD & RAIL - 0.5%
  Central Japan Railway Company                             49         539,907
                                                                  ------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.3%
  SHINKO ELECTRIC INDUSTRIES CO., LTD.                  23,200         286,436
                                                                  ------------

SOFTWARE - 0.9%
  Nintendo Co., Ltd.                                     1,574         887,909
                                                                  ------------

TRADING COMPANIES & DISTRIBUTORS - 1.1%
  Marubeni Corporation                                  54,000         451,081
  MITSUI & CO., LTD.                                    31,000         684,607
                                                                  ------------
                                                                     1,135,688
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
  KDDI CORPORATION                                          52         321,251
  NTT DoCoMo, Inc.                                         508         746,320
                                                                  ------------
                                                                     1,067,571
                                                                  ------------
TOTAL JAPAN                                                         21,541,076
                                                                  ------------

------------------------------------------------------------------------------
LUXEMBOURG - 1.5%
------------------------------------------------------------------------------
METALS & MINING - 1.5%
  ArcelorMittal                                         15,847       1,566,886
                                                                  ------------
TOTAL LUXEMBOURG                                                     1,566,886
                                                                  ------------

------------------------------------------------------------------------------
NETHERLANDS - 2.5%
------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.5%
  Royal Dutch Shell plc - A Shares                      63,407       2,609,097
                                                                  ------------
TOTAL NETHERLANDS                                                    2,609,097
                                                                  ------------

------------------------------------------------------------------------------
NORWAY - 3.6%
------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.6%
  StatoilHydro ASA                                     101,349       3,778,798
                                                                  ------------
TOTAL NORWAY                                                         3,778,798
                                                                  ------------

------------------------------------------------------------------------------
SINGAPORE - 0.9%
------------------------------------------------------------------------------
COMMERCIAL BANKS - 0.4%
  DBS Group Holdings Limited                            28,000         388,137
                                                                  ------------

INDUSTRIAL CONGLOMERATES - 0.1%
  Fraser and Neave Limited                              31,000         103,215
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)


------------------------------------------------------------------------------
COMMON STOCKS                                           SHARES     VALUE (US$)
------------------------------------------------------------------------------
REAL ESTATE - 0.4%
  Capitaland Limited                                    49,000    $    205,285
  Hongkong Land Holdings Limited                        43,000         182,320
                                                                  ------------
                                                                       387,605
                                                                  ------------
TOTAL SINGAPORE                                                        878,957
                                                                  ------------

------------------------------------------------------------------------------
SPAIN - 3.0%
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.7%
  Telefonica S.A.                                       66,719       1,773,179
                                                                  ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 1.3%
  Repsol YPF, S.A.                                      33,477       1,319,283
                                                                  ------------
TOTAL SPAIN                                                          3,092,462
                                                                  ------------

------------------------------------------------------------------------------
SWITZERLAND - 6.3%
------------------------------------------------------------------------------
CAPITAL MARKETS - 2.5%
  Credit Suisse Group AG                                31,052       1,425,616
  UBS AG                                                55,450       1,163,769
                                                                  ------------
                                                                     2,589,385
                                                                  ------------
ELECTRICAL EQUIPMENT - 1.6%
  ABB Ltd.                                              59,751       1,699,735
                                                                  ------------

PHARMACEUTICALS - 2.2%
  Novartis AG                                           40,908       2,252,533
                                                                  ------------
TOTAL SWITZERLAND                                                    6,541,653
                                                                  ------------

------------------------------------------------------------------------------
TAIWAN - 0.2%
------------------------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.2%
  Taiwan Semiconductor Manufacturing Company Ltd.      116,000         248,410
                                                                  ------------
TOTAL TAIWAN                                                           248,410
                                                                  ------------

------------------------------------------------------------------------------
UNITED ARAB EMIRATES - 0.1%
------------------------------------------------------------------------------
MARINE - 0.1%
  DP World Ltd. (a)                                    162,661         139,889
                                                                  ------------
TOTAL UNITED ARAB EMIRATES                                             139,889
                                                                  ------------

------------------------------------------------------------------------------
UNITED KINGDOM - 27.0%
------------------------------------------------------------------------------
AIRLINES - 1.0%
  British Airways plc (a)                              230,009         986,146
                                                                  ------------

COMMERCIAL BANKS - 3.2%
  Lloyds TSB Group plc                                 205,803       1,273,843
  Royal Bank of Scotland Group plc                     260,337       1,114,878
  Standard Chartered plc                                33,921         966,179
                                                                  ------------
                                                                     3,354,900
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES - 1.4%
  Man Group plc                                        116,925       1,453,266
                                                                  ------------

DIVERSIFIED OPERATIONS - 3.3%
  BHP Billiton plc - Ordinary Shares                    52,238       1,997,748
  Rolls-Royce Group plc (a)                            207,467       1,411,214
                                                                  ------------
                                                                     3,408,962
                                                                  ------------
FOOD & STAPLES RETAILING - 1.1%
  William Morrison Supermarkets plc                    208,154       1,103,894
                                                                  ------------

------------------------------------------------------------------------------
COMMON STOCKS                                           SHARES     VALUE (US$)
------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.4%
  Reckitt Benckiser Group plc                           20,213    $  1,024,640
  Unilever plc                                          50,716       1,443,545
                                                                  ------------
                                                                     2,468,185
                                                                  ------------
INSURANCE - 1.0%
  Prudential plc                                       101,294       1,075,385
                                                                  ------------

METALS & MINING - 7.4%
  Fresnillo plc (a)                                     80,986         788,809
  Lonmin plc                                            16,635       1,057,311
  Rio Tinto plc - Ordinary Shares                       16,394       1,962,186
  Xstrata plc                                           48,490       3,886,540
                                                                  ------------
                                                                     7,694,846
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER - 1.6%
  International Power plc                              197,855       1,702,487
                                                                  ------------

PHARMACEUTICALS - 2.3%
  AstraZeneca plc                                       56,934       2,429,093
                                                                  ------------

TOBACCO - 2.3%
  Imperial Tobacco Group plc                            62,839       2,341,834
                                                                  ------------
TOTAL UNITED KINGDOM                                                28,018,998
                                                                  ------------

TOTAL COMMON STOCKS
  (Cost $99,923,830)                                                96,364,733
                                                                  ------------

------------------------------------------------------------------------------
CORPORATE                                            PRINCIPAL
BONDS - 1.3%                                            AMOUNT
------------------------------------------------------------------------------
FRANCE - 1.3%
ROAD & RAIL - 1.3%
  EUROTUNNEL GROUP UK PLC (b)
    3.00%, 07/28/2010                                 $263,000       1,004,149
  Groupe Eurotunnel SA (b)
    2.00%, 09/06/2010                                      219         347,909
                                                                  ------------
TOTAL FRANCE                                                         1,352,058
                                                                  ------------

TOTAL CORPORATE BONDS
    (Cost $1,017,619)                                                1,352,058
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)


------------------------------------------------------------------------------
PREFERRED STOCKS - 2.9%                                 SHARES     VALUE (US$)
------------------------------------------------------------------------------
GERMANY - 2.9%
------------------------------------------------------------------------------
AUTOMOTIVE - 2.9%
  Porsche AG                                            12,475    $  1,922,691
  Volkswagen AG                                          7,001       1,014,425
                                                                  ------------
TOTAL GERMANY                                                        2,937,116
                                                                  ------------

TOTAL PREFERRED STOCKS
    (Cost $3,279,793)                                                2,937,116
                                                                  ------------

------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.8%
------------------------------------------------------------------------------
MONEY MARKET FUND - 2.8%
  Dreyfus Cash Management Fund - Investor Shares     2,928,378       2,928,378
                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $2,928,378)                                                2,928,378
                                                                  ------------

TOTAL INVESTMENTS - 99.9%
    (Cost $107,149,620)                                            103,582,285
                                                                  ------------

  Other Assets in Excess of Liabilities - 0.1%                         134,654
                                                                  ------------

  TOTAL NET ASSETS - 100.0%                                       $103,716,939
                                                                  ============

     (a)  Non-income producing security. (b) Deemed illiquid by Adviser.

     FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

     The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

     Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2008:

                                                                          OTHER
                                                    INVESTMENTS IN    FINANCIAL
                   DESCRIPTION                          SECURITIES  INSTRUMENTS*
     Level 1 - Quoted prices                          $102,230,227  $  (266,125)
     Level 2 - Other significant observable inputs       1,352,058           --
     Level 3 - Significant unobservable inputs                  --           --
     ---------------------------------------------------------------------------
     Total                                            $103,582,285  $  (266,125)
     ---------------------------------------------------------------------------

     * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.


At June 30, 2008, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The contracts combined had net unrealized depreciation of $266,125 as of June 30, 2008. The terms of the open contracts are as follows:

    SETTLEMENT          CURRENCY TO       U.S. $ VALUE AT             CURRENCY TO      U.S. $ VALUE AT
    DATE               BE DELIVERED        JUNE 30, 2008              BE RECEIVED        JUNE 30, 2008
------------------------------------------------------------------------------------------------------
    7/15/08             790,000 EURO          $ 1,242,822            1,303,950 AUD         $ 1,247,295
    7/15/08              48,914 AUD                46,789               30,000 EURO             47,196
    7/15/08         158,503,600 JPY             1,494,061              980,000 EURO          1,541,728
    7/15/08           3,205,211 KB              6,376,589            4,030,000 EURO          6,339,965
    7/15/08          13,867,533 NK              2,719,097            1,760,000 EURO          2,768,818
    7/15/08           1,113,864 SF              1,090,713              690,000 EURO          1,085,502
    7/15/08          11,917,463 USD            11,917,463            7,660,000 EURO         12,050,652
    7/15/08             360,000 EURO              566,349           59,330,880 JPY             559,255
    7/15/08           1,080,000 USD             1,080,000          114,620,400 JPY           1,080,416
    7/15/08             540,000 EURO              849,524              430,526 KB              856,507
    7/15/08           4,245,458 USD             4,245,458            2,140,000 KB            4,257,412
    7/15/08             340,000 EURO              534,885            2,681,682 NK              525,815
    7/15/08           1,620,000 EURO            2,548,571            2,617,233 SF            2,562,837
    7/15/08           1,580,000 EURO            2,485,644           14,683,548 SK            2,436,544
    7/15/08           8,910,000 EURO           14,017,141           13,769,310 USD          13,769,310
    7/15/08         226,995,440 JPY             2,139,667            2,150,000 USD           2,150,000
    7/15/08           3,640,000 KB              7,241,581            7,050,977 USD           7,050,977
                                              -----------                                  -----------
                                              $60,596,354                                  $60,330,229
                                              ===========                                  ===========

    AUD     Australian Dollar
    EURO    Euro
    NK      Norwegian Kroner
    JPY     Japanese Yen
    KB      British Pound
    SF      Swiss Franc
    SK      Swedish Krona
    USD     U.S. Dollar


   The accompanying notes are an integral part of these financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 2008 (UNAUDITED)
                                                                LKCM                          LKCM          LKCM           LKCM
                                                              SMALL CAP        LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                             EQUITY FUND    EQUITY FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *................................... $594,973,244    $48,792,499    $12,252,960  $118,816,981   $103,582,285
Cash......................................................           --            612             --             --            --
Foreign currency **.......................................           --             --             --             --     4,342,072
Dividends and interest receivable.........................      269,873         44,449         73,130     1,862,072        351,063
Unrealized gain on open forward foreign currency contracts                          --             --             --            --
372,157
Receivable for investments sold...........................           --             --             --             --     1,756,145
Receivable for fund shares sold...........................      715,667         65,071          1,907            55        124,182
Other assets..............................................       50,870         17,113          4,047         9,542         10,850
                                                           ------------    -----------    -----------  ------------   ------------
  Total assets............................................  596,009,654     48,919,744     12,332,044   120,688,650    110,538,754
                                                           ------------    -----------    -----------  ------------   ------------

LIABILITIES:
Payable for investments purchased.........................           --             --             --            --      5,875,392
Unrealized loss on open forward foreign currency contracts           --             --             --            --        638,282
Payable for investment advisory fees......................    1,155,212         66,221          5,658       128,936        232,773
Payable for fund shares redeemed..........................      103,757          1,200             --        20,000             --
Distribution expense payable..............................       39,224             --             --            --             --
Accrued expenses and other liabilities....................      269,005         30,775         13,220        52,669         75,368
                                                           ------------    -----------    -----------  ------------   ------------
  Total liabilities.......................................    1,567,198         98,196         18,878       201,605      6,821,815
                                                           ------------    -----------    -----------  ------------   ------------
NET ASSETS................................................ $594,442,456    $48,821,548    $12,313,166  $120,487,045   $103,716,939
                                                           ============    ===========    ===========  ============   ============

NET ASSETS CONSIST OF:
Paid in capital........................................... $595,068,290    $38,804,107    $11,146,562  $122,186,452   $105,207,878
Undistributed net investment income.......................           --        299,332         15,469        63,773      1,239,624
Accumulated net realized gain (loss) on
  securities and foreign currency transactions............  (32,415,017)       377,564        (40,819)   (1,303,940)     1,049,346
Net unrealized appreciation (depreciation) on:
  Investments.............................................   31,789,183      9,340,545      1,191,954      (459,240)    (3,567,335)
  Other assets and liabilities denominated in
     foreign currency ....................................           --             --             --            --       (212,574)
                                                           ------------    -----------    -----------  ------------   ------------
NET ASSETS................................................ $594,442,456    $48,821,548    $12,313,166  $120,487,045   $103,716,939
                                                           ============    ===========    ===========  ============   ============

INSTITUTIONAL CLASS***
Net assets................................................ $559,398,646    $48,821,548    $12,313,166  $120,487,045   $103,716,939
Shares of beneficial interest outstanding
  (unlimited shares of no par value authorized)...........   31,184,398      3,526,721        963,152    11,829,318      9,278,313
Net asset value per share
  (offering and redemption price)......................... $      17.94    $     13.84    $     12.78  $      10.19   $      11.18
                                                           ============    ===========    ===========  ============   ============

ADVISER CLASS
Net assets................................................ $ 35,043,810
Shares of beneficial interest outstanding
  (unlimited shares of no par value authorized)...........    1,986,752
Net asset value per share
  (offering and redemption price)......................... $      17.64
                                                           ============

*   Cost of Investments................................... $563,184,061    $39,451,954    $11,061,006  $119,276,221   $107,149,620
                                                           ============    ===========    ===========  ============   ============

**  Cost of Foreign Currency.............................. $         --    $        --    $        --  $         --   $  4,304,052
                                                           ============    ===========    ===========  ============   ============

*** Currently, only the Small Cap Equity and Equity Funds offer a second class.

   The accompanying notes are an integral part of these financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)
                                                                LKCM                          LKCM          LKCM           LKCM
                                                              SMALL CAP        LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                             EQUITY FUND    EQUITY FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *............................................... $  1,710,448    $   449,434     $   77,930    $   40,530   $  1,809,452
Interest..................................................      334,130         55,911        103,010     3,168,145         54,613
Amortization of Premium...................................           --             --        (10,988)     (300,812)       (93,054)
                                                           ------------    -----------     ----------    ----------   ------------
  Total income............................................    2,044,578        505,345        169,952     2,907,863      1,771,011
                                                           ------------    -----------     ----------    ----------   ------------

EXPENSES:
Investment advisory fees..................................    2,243,868        187,634         40,448       296,776        554,669
Distribution expense - Adviser Class......................       45,016             --             --            --             --
Administrative fees.......................................      252,698         24,560         10,060        48,213         44,385
Accounting and transfer agent fees and expenses...........      119,122         29,530         20,120        36,810         46,957
Professional fees.........................................       81,660          6,940          1,566        15,060         15,598
Federal and state registration............................       37,982         13,720          3,759         7,170          8,149
Custody fees and expenses.................................       37,900          3,568          3,008         6,548         54,786
Trustees' fees............................................       32,692          2,626            610         5,620          6,415
Reports to shareholders...................................       21,424          1,238            232         2,412          2,971
Other.....................................................       46,674          4,382          1,010         8,318          9,414
                                                           ------------    -----------     ----------    ----------   ------------
  Total expenses..........................................    2,919,036        274,198         80,813       426,927        743,344
  Less, expense waiver and/or reimbursement...............           --        (59,759)       (31,029)      (41,119)       (77,741)
                                                           ------------    -----------     ----------    ----------   ------------
  Net expenses............................................    2,919,036        214,439         49,784       385,808        665,603
                                                           ------------    -----------     ----------    ----------   ------------
Net investment income (loss)..............................     (874,458)       290,906        120,168     2,522,055      1,105,408
                                                           ------------    -----------     ----------    ----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments.............................................  (23,157,427)       378,067        (48,408)     (614,142)    (1,175,329)
  Foreign currency transactions...........................           --             --             --            --      1,344,030
                                                           ------------    -----------     ----------    ----------   ------------
                                                            (23,157,427)       378,067        (48,408)     (614,142)       168,701
                                                           ------------    -----------     ----------    ----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments.............................................  (43,066,571)    (6,082,854)      (920,906)   (1,203,512)   (13,864,980)
  Foreign currency transactions...........................           --             --             --            --       (432,252)
                                                           ------------    -----------     ----------    ----------   ------------
                                                            (43,066,571)    (6,082,854)      (920,906)   (1,203,512)   (14,297,232)
                                                           ------------    -----------     ----------    ----------   ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS...........  (66,223,998)    (5,704,787)      (969,314)   (1,817,654)   (14,128,531)
                                                           ------------    -----------     ----------    ----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................... $(67,098,456)   $(5,413,881)    $ (849,146)   $  704,401   $(13,023,123)
                                                           ============    ===========     ==========    ==========   ============

* Net of foreign taxes withheld........................... $         --    $     6,220     $    1,297    $       --   $    209,778
                                                           ============    ===========     ==========    ==========   ============

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    LKCM                         LKCM
                                                                             SMALL CAP EQUITY FUND             EQUITY FUND
                                                                          ---------------------------  ---------------------------
                                                                           Six Months       Year         Six Months      Year
                                                                              Ended         Ended          Ended         Ended
                                                                          June 30, 2008  December 31,  June 30, 2008  December 31,
                                                                           (Unaudited)        2007      (Unaudited)       2007
                                                                          ------------   ------------   -----------   -----------
OPERATIONS:
Net investment income (loss)...........................................   $   (874,458)  $    219,277   $   290,906   $   546,472
Net realized gain (loss) on investments ...............................    (23,157,427)    21,306,156       378,067     1,688,795
Net change in unrealized appreciation/depreciation
  on investments.......................................................    (43,066,571)   (27,319,778)   (6,082,854)    3,269,590
                                                                          ------------   ------------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations........................................    (67,098,456)    (5,794,345)   (5,413,881)    5,504,857
                                                                          ------------   ------------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO INSTITUTIONAL CLASS SHAREHOLDERS:
Net investment income..................................................             --        (49,240)           --      (538,222)
Net realized gain on investments........................................            --    (49,567,690)           --    (1,596,911)
                                                                          ------------   ------------   -----------   -----------
                                                                                    --    (49,616,930)           --    (2,135,133)
                                                                          ------------   ------------   -----------   -----------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS:
Net realized gain on investments.......................................             --     (3,374,345)           --            --
                                                                          ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C).....................................     25,900,906     65,085,478       492,231       (11,100)
                                                                          ------------   ------------   -----------   -----------

Total increase (decrease) in net assets................................    (41,197,550)     6,299,858    (4,921,650)    3,358,624

NET ASSETS:
Beginning of period....................................................    635,640,006    629,340,148    53,743,198    50,384,574
                                                                          ------------   ------------   -----------   -----------
End of period *........................................................   $594,442,456   $635,640,006   $48,821,548   $53,743,198
                                                                          ============   ============   ===========   ===========

* Including undistributed net
  investment income of:................................................   $         --   $    126,670   $   299,332   $     8,426
                                                                          ============   ============   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      LKCM                        LKCM
                                                                                  BALANCED FUND              FIXED INCOME FUND
                                                                          ---------------------------  ---------------------------
                                                                           Six Months        Year        Six Months      Year
                                                                              Ended          Ended         Ended         Ended
                                                                          June 30, 2008   December 31, June 30, 2008  December 31,
                                                                           (Unaudited)        2007      (Unaudited)       2007
                                                                           -----------    -----------  ------------  ------------
OPERATIONS:
Net investment income..................................................    $   120,168    $   235,015  $  2,522,055  $  4,886,073
Net realized gain (loss) on investments ...............................        (48,408)       314,762      (614,142)     (146,965)
Net change in unrealized appreciation/depreciation
  on investments.......................................................       (920,906)       317,115    (1,203,512)    1,558,309
                                                                           -----------    -----------  ------------  ------------

    Net increase (decrease) in net assets
      resulting from operations........................................       (849,146)       866,892       704,401     6,297,417
                                                                           -----------    -----------  ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................      (121,115)      (230,540)   (2,500,327)   (4,846,725)
Net realized gain on investments.......................................             --       (294,231)           --            --
                                                                           -----------    -----------  ------------  ------------
                                                                              (121,115)      (524,771)   (2,500,327)   (4,846,725)
                                                                           -----------    -----------  ------------  ------------

NET INCREASE IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C)................................      1,092,186      1,927,296     9,250,738     5,499,480
                                                                           -----------    -----------  ------------  ------------

Total increase in net assets...........................................        121,925      2,269,417     7,454,812     6,950,172

NET ASSETS:
Beginning of period....................................................     12,191,241      9,921,824   113,032,233   106,082,061
                                                                           -----------    -----------  ------------  ------------
End of period *........................................................    $12,313,166    $12,191,241  $120,487,045  $113,032,233
                                                                           ===========    ===========  ============  ============

* Including undistributed net
  investment income of:................................................    $    15,469    $    16,416  $     63,773  $     42,045
                                                                           ===========    ===========  ============  ============

                                                                                                                   LKCM
                                                                                                             INTERNATIONAL FUND
                                                                                                      ------------------------------
                                                                                                      Six Months Ended  Year Ended
                                                                                                        June 30, 2008  December 31,
                                                                                                         (Unaudited)       2007
                                                                                                       ------------  ------------
OPERATIONS:
Net investment income...............................................................................   $  1,105,408  $    992,992
Net realized gain on investments, futures contracts and foreign currency transactions...............        168,701    22,340,853
Net change in unrealized appreciation/depreciation..................................................    (14,297,232)   (5,192,959)
                                                                                                       ------------  ------------
    Net increase (decrease) in net assets resulting from operations..................................   (13,023,123)   18,140,886
                                                                                                       ------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income................................................................................            --    (2,187,647)
Net realized gain on investments....................................................................             --   (24,194,340)
                                                                                                       ------------  ------------
                                                                                                                 --   (26,381,987)
                                                                                                       ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE C).........................    (12,491,493)    1,178,104
                                                                                                       ------------  ------------

Total decrease in net assets........................................................................    (25,514,616)   (7,062,997)

NET ASSETS:
Beginning of period.................................................................................    129,231,555   136,294,552
                                                                                                       ------------  ------------
End of period *.....................................................................................   $103,716,939  $129,231,555
                                                                                                       ============  ============

* Including undistributed net investment income of:.................................................   $  1,239,624  $    134,216
                                                                                                       ============  ============

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                 LKCM SMALL CAP EQUITY FUND - INSTITUTIONAL CLASS
                                                Six Months         Year         Year          Year          Year          Year
                                                   Ended           Ended        Ended         Ended         Ended         Ended
                                               June 30, 2008    December 31,  December 31,  December 31,  December 31,  December 31,
                                                (Unaudited)        2007         2006          2005          2004           2003*
                                                 --------        --------      --------     --------       --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD.........   $  20.03        $  21.98      $  21.12     $  21.46       $  19.54      $  15.24
                                                 --------        --------      --------     --------       --------      --------
Net investment income (loss)(1)...............      (0.03)           0.01         (0.04)       (0.05)         (0.08)        (0.08)
Net realized and unrealized gain (loss)
   on investments.............................      (2.06)          (0.17)         3.22         3.17           4.40          5.38
                                                 --------        --------      --------     --------       --------      --------
   Total from investment operations...........      (2.09)          (0.16)         3.18         3.12           4.32          5.30
                                                 --------        --------      --------     --------       --------      --------
Dividends from net investment income..........         --           (0.00)(2)        --           --             --            --
Distributions from net realized gains.........         --           (1.79)        (2.32)       (3.46)         (2.40)        (1.00)
                                                 --------        --------      --------     --------       --------      --------
   Total dividends and distributions..........         --           (1.79)        (2.32)       (3.46)         (2.40)        (1.00)
                                                 --------        --------      --------     --------       --------      --------
NET ASSET VALUE - END OF PERIOD...............   $  17.94        $  20.03      $  21.98     $  21.12       $  21.46      $  19.54
                                                 ========        ========      ========     ========       ========      ========
TOTAL RETURN..................................   (10.43)%(3)       (0.76)%       14.98%       14.42%         22.09%        34.71%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).........   $559,398        $595,175      $608,417     $370,988       $344,990      $266,842
Ratio of expenses to average net assets:......      0.96%(4)        0.94%         0.96%        0.99%          0.96%         0.97%
Ratio of net investment income (loss)
   to average net assets:                         (0.28)%(4)        0.04%       (0.16)%      (0.23)%        (0.38)%       (0.45)%
Portfolio turnover rate(5)....................        34%             60%           56%          56%            53%           43%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares.

(1)  Net investment income (loss) per share represents net investment income
     (loss) divided by the average shares outstanding throughout the period.

(2)  Less than $(0.005).

(3)  Not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                     LKCM SMALL CAP EQUITY FUND - ADVISER CLASS
                                                Six Months         Year         Year          Year          Year          Year
                                                   Ended           Ended        Ended         Ended         Ended         Ended
                                               June 30, 2008    December 31,  December 31,  December 31,  December 31,  December 31,
                                                (Unaudited)        2007         2006          2005          2004           2003*
                                                 --------        --------      --------     --------       --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD.........   $  19.72        $  21.73      $  20.95     $  21.36       $  19.51      $  16.85
                                                 --------        --------      --------     --------       --------      --------
Net investment loss(1)........................      (0.05)          (0.05)        (0.09)       (0.11)         (0.13)        (0.08)
Net realized and unrealized gain (loss)
   on investments.............................      (2.03)          (0.17)         3.19         3.16           4.38          3.74
                                                 --------        --------      --------     --------       --------      --------
   Total from investment operations...........      (2.08)          (0.22)         3.10         3.05           4.25          3.66
                                                 --------        --------      --------     --------       --------      --------
Distributions from net realized gains.........         --           (1.79)        (2.32)       (3.46)         (2.40)        (1.00)
                                                 --------        --------      --------     --------       --------      --------
NET ASSET VALUE - END OF PERIOD...............   $  17.64        $  19.72      $  21.73     $  20.95       $  21.36      $  19.51
                                                 ========        ========      ========     ========       ========      ========
TOTAL RETURN..................................   (10.55)%(2)      (1.06)%        14.72%       14.16%         21.76%        21.66%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).........   $ 35,044        $ 40,465      $ 20,923     $  8,589       $  7,329      $  3,636
Ratio of expenses to average net assets:......      1.21%(3)        1.19%         1.21%        1.24%          1.21%         1.21%(3)
Ratio of net investment loss to average
   net assets:................................    (0.53)%(3)      (0.21)%       (0.41)%      (0.48)%        (0.63)%       (0.69)%(3)
Portfolio turnover rate(4)....................        34%             60%           56%          56%            53%           43%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares. Commencement of sales of the Adviser Class occurred on June 5, 2003.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)  Not annualized.

(3)  Annualized.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                 LKCM EQUITY FUND
                                                Six Months         Year         Year          Year          Year          Year
                                                   Ended           Ended        Ended         Ended         Ended         Ended
                                               June 30, 2008    December 31,  December 31,  December 31,  December 31,  December 31,
                                                (Unaudited)        2007         2006          2005          2004           2003
                                                 --------        --------      --------     --------       --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD.........   $  15.38        $  14.43      $  13.30     $  13.09       $  12.24      $   9.98
                                                 --------        --------      --------     --------       --------      --------
Net investment income ........................       0.08            0.16          0.14         0.11           0.11          0.07
Net realized and unrealized gain (loss)
   on investments.............................      (1.62)           1.42          1.55         0.52           0.85          2.26
                                                 --------        --------      --------     --------       --------      --------
   Total from investment operations...........      (1.54)           1.58          1.69         0.63           0.96          2.33
                                                 --------        --------      --------     --------       --------      --------
Dividends from net investment income..........         --           (0.16)        (0.14)       (0.12)         (0.11)        (0.07)
Distributions from net realized gains.........         --           (0.47)        (0.42)       (0.30)            --            --
                                                 --------        --------      --------     --------       --------      --------
   Total dividends and distributions..........         --           (0.63)        (0.56)       (0.42)         (0.11)        (0.07)
                                                 --------        --------      --------     --------       --------      --------
NET ASSET VALUE - END OF PERIOD...............   $  13.84        $  15.38      $  14.43     $  13.30       $  13.09      $  12.24
                                                 ========        ========      ========     ========       ========      ========
TOTAL RETURN..................................   (10.01)%(1)       10.96%        12.65%        4.80%          7.88%        23.38%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).........   $ 48,822        $ 53,743      $ 50,385     $ 46,510       $ 37,240      $ 33,729
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement..      1.02%(2)        1.01%         1.06%        1.10%          1.18%         1.18%
  After expense waiver and/or reimbursement...      0.80%(2)        0.80%         0.80%        0.80%          0.80%         0.80%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement..      0.86%(2)        0.82%         0.71%        0.60%          0.54%         0.33%
  After expense waiver and/or reimbursement...      1.08%(2)        1.03%         0.97%        0.90%          0.92%         0.71%
Portfolio turnover rate.......................        18%             26%           24%          21%            28%           14%

(1)  Not annualized

(2)  Annualized

                                                                                LKCM BALANCED FUND
                                                Six Months         Year         Year          Year          Year          Year
                                                   Ended           Ended        Ended         Ended         Ended         Ended
                                               June 30, 2008    December 31,  December 31,  December 31,  December 31,  December 31,
                                                (Unaudited)        2007         2006          2005          2004           2003
                                                 --------        --------      --------     --------       --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD.........   $  13.84        $  13.36      $  12.42     $  11.85       $  11.29      $   9.86
                                                 --------        --------      --------     --------       --------      --------
Net investment income ........................       0.12            0.28          0.25         0.21           0.22          0.19
Net realized and unrealized gain (loss)
   on investments.............................      (1.06)           0.82          1.13         0.48           0.57          1.42
                                                 --------        --------      --------     --------       --------      --------
   Total from investment operations...........      (0.94)           1.10          1.38         0.69           0.79          1.61
                                                 --------        --------      --------     --------       --------      --------
Dividends from net investment income..........      (0.12)          (0.28)        (0.26)       (0.12)         (0.23)        (0.18)
Distributions from net realized gains.........         --           (0.34)        (0.18)          --             --            --
                                                 --------        --------      --------     --------       --------      --------
   Total dividends and distributions..........      (0.12)          (0.62)        (0.44)       (0.12)         (0.23)        (0.18)
                                                 --------        --------      --------     --------       --------      --------
NET ASSET VALUE - END OF PERIOD...............   $  12.78        $  13.84      $  13.36     $  12.42       $  11.85      $  11.29
                                                 ========        ========      ========     ========       ========      ========
TOTAL RETURN..................................    (6.75)%(1)        8.25%        11.22%        5.87%          7.10%        16.59%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).........   $ 12,313        $ 12,191      $  9,922     $  9,232       $  8,408      $  8,753
Ratio of expenses to average net assets:......
  Before expense waiver and/or reimbursement..      1.30%(2)        1.35%         1.45%        1.47%          1.49%         1.52%
  After expense waiver and/or reimbursement...      0.80%(2)        0.80%         0.80%        0.80%          0.80%         0.80%
Ratio of net investment income to average
  net assets:.................................
  Before expense waiver and/or reimbursement..      1.44%(2)        1.51%         1.30%        1.03%          1.20%         1.09%
  After expense waiver and/or reimbursement...      1.94%(2)        2.06%         1.95%        1.70%          1.89%         1.81%
Portfolio turnover rate.......................        18%             27%           12%          24%            19%           24%

(1)  Not annualized

(2)  Annualized


   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                              LKCM FIXED INCOME FUND
                                                Six Months         Year         Year          Year          Year          Year
                                                   Ended           Ended        Ended         Ended         Ended         Ended
                                               June 30, 2008    December 31,  December 31,  December 31,  December 31,  December 31,
                                                (Unaudited)        2007         2006          2005          2004           2003
                                                 --------        --------      --------     --------       --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD.........   $  10.33        $  10.19      $  10.24     $  10.42       $  10.52      $  10.61
                                                 --------        --------      --------     --------       --------      --------
Net investment income ........................       0.22            0.46          0.44         0.36           0.39          0.42
Net realized and unrealized gain (loss)
   on investments.............................      (0.14)           0.14         (0.05)       (0.18)         (0.10)        (0.08)
                                                 --------        --------      --------     --------       --------      --------
   Total from investment operations...........       0.08            0.60          0.39         0.18           0.29          0.34
                                                 --------        --------      --------     --------       --------      --------
Dividends from net investment income..........      (0.22)          (0.46)        (0.44)       (0.36)         (0.39)        (0.43)
                                                 --------        --------      --------     --------       --------      --------
NET ASSET VALUE - END OF PERIOD...............   $  10.19        $  10.33      $  10.19     $  10.24       $  10.42      $  10.52
                                                 ========        ========      ========     ========       ========      ========
TOTAL RETURN..................................      0.71%(1)        5.96%         3.96%        1.79%          2.77%         3.25%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).........   $120,487        $113,032      $106,082     $115,599       $ 93,283      $ 68,354
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement..      0.72%(2)        0.72%         0.74%        0.76%          0.75%         0.77%
  After expense waiver and/or reimbursement...      0.65%(2)        0.65%         0.65%        0.65%          0.65%         0.65%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement..      4.19%(2)        4.39%         4.14%        3.56%          3.78%         3.98%
  After expense waiver and/or reimbursement...      4.26%(2)        4.46%         4.23%        3.67%          3.88%         4.10%
Portfolio turnover rate.......................        13%             31%           30%          40%            27%           58%

(1)  Not annualized.

(2)  Annualized.


   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                           LKCM INTERNATIONAL FUND
                                                Six Months         Year         Year          Year          Year          Year
                                                   Ended           Ended        Ended         Ended         Ended         Ended
                                               June 30, 2008    December 31,  December 31,  December 31,  December 31,  December 31,
                                                (Unaudited)        2007         2006          2005          2004           2003
                                                 --------        --------      --------     --------       --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD.........   $  12.41        $  13.49      $  11.10     $   9.40       $   8.52      $   6.41
                                                 --------        --------      --------     --------       --------      --------
Net investment income ........................       0.12            0.14(1)       0.10(2)      0.02(2)        0.04(2)       0.07(1)
Net realized and unrealized gain (loss)
   on investments.............................      (1.35)           1.93          2.95         1.91           0.95          2.13
                                                 --------        --------      --------     --------       --------      --------
   Total from investment operations...........      (1.23)           2.07          3.05         1.93           0.99          2.20
                                                 --------        --------      --------     --------       --------      --------
Redemption fees...............................         --              --            --           --             --          0.02
                                                 --------        --------      --------     --------       --------      --------
Dividends from net investment income..........                      (0.26)        (0.16)       (0.23)         (0.11)        (0.11)
Distributions from net realized gains.........         --           (2.89)        (0.50)          --             --            --
                                                 --------        --------      --------     --------       --------      --------
   Total dividends and distributions..........         --           (3.15)        (0.66)       (0.23)         (0.11)        (0.11)
                                                 --------        --------      --------     --------       --------      --------
NET ASSET VALUE - END OF PERIOD...............   $  11.18        $  12.41      $  13.49     $  11.10       $   9.40      $   8.52
                                                 ========        ========      ========     ========       ========      ========
TOTAL RETURN..................................    (9.91)%(3)       15.20%        27.51%       20.49%         11.59%        34.68%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).........   $103,717        $129,232      $136,295     $ 81,900       $ 42,104      $ 41,189
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement..      1.34%(4)        1.31%         1.34%        1.99%          1.67%         1.99%
  After expense waiver and/or reimbursement...      1.20%(4)        1.20%         1.20%        1.20%          1.20%         1.20%
Ratio of net investment income (loss) to
  average net assets:
  Before expense waiver and/or reimbursement..      1.86%(4)        0.61%         0.62%      (0.57)%          0.01%         0.25%
  After expense waiver and/or reimbursement...      2.00%(4)        0.72%         0.76%        0.22%          0.48%         1.04%
Portfolio turnover rate.......................        88%            153%          141%          56%(5)         N/A           N/A

(1) Net investment income per shares is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(3)  Not annualized.

(4)  Annualized.

(5) On August 29, 2005, the Fund began investing directly in foreign securities again instead of investing all of its investable assets into the TT EAFE Portfolio. Portfolio turnover rate is provided for the period August 29, 2005 through December 31, 2005.


   The accompanying notes are an integral part of these financial statements.

                                   LKCM FUNDS
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the initial time of investment between $400 million and $2.5 billion) which Luther King Capital Management Corporation (the "Adviser") believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     Trading in securities on most foreign exchanges is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. The Funds adopted the provisions of SFAS No. 157 effective with the beginning of the Funds' fiscal year. Management has determined that SFAS No. 157 had no material impact on the Funds' financial statements.

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161; and the impact on the Funds' financial statement disclosures, if any, is currently being assessed.

     2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

     2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

     Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes are recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end. At June 30, 2008, substantially all of the LKCMInternational Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

     6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market".

     When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency. As of June 30, 2008, the International Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments.

     7. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

     8. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     9. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     10. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

     11. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser") serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has entered into a Subadvisory Agreement with TT International (the "Sub-Adviser") for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the six months ended June 30, 2008, the Adviser waived and/or reimbursed the following expenses:

                            LKCM                  LKCM        LKCM       LKCM           LKCM
                          SMALL CAP              EQUITY     BALANCED     FIXED      INTERNATIONAL
                         EQUITY FUND              FUND        FUND     INCOME FUND      FUND
Annual Advisory Rate          0.75%               0.70%       0.65%       0.50%        1.00%(1)(2)
Annual Cap on Expenses        1.00%(Inst.)        0.80%       0.80%       0.65%        1.20%
                              1.25%(Adviser)
Expenses Waived and/or
Reimbursed                      --              $59,759     $31,029     $41,119      $77,741

(1) The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund's average daily net assets.

(2) Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at an annual rate of 0.50%, net of fee waivers.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets. For the six months ended June 30, 2008, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $45,016.

C. FUND SHARES: At June 30, 2008, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:


SMALL CAP EQUITY FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2008                                DECEMBER 31, 2007
                                               -------------------------                      -------------------------
                                                  INSTITUTIONAL CLASS                            INSTITUTIONAL CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                     4,457,517   $ 82,432,468                       6,656,467   $150,675,061
Shares issued to shareholders in
  reinvestment of distributions                        --             --                       2,206,919     44,557,285
Shares redeemed                                (2,984,885)   (55,301,783)                     (6,830,651)  (154,974,118)
Redemption fee                                                     4,001                                            773
                                               ----------   ------------                      ----------   ------------
Net increase                                    1,472,632   $ 27,134,686                       2,032,735   $ 40,259,001
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                            29,711,766                                     27,679,031
                                               ----------                                     ----------
End of period                                  31,184,398                                     29,711,766
                                               ==========                                     ==========

SMALL CAP EQUITY FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2008                                DECEMBER 31, 2007
                                               -------------------------                      -------------------------
                                                     ADVISER CLASS                                  ADVISER CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       226,788   $  4,158,585                       1,474,654   $ 34,030,177
Shares issued to shareholders in
  reinvestment of distributions                        --             --                         169,735      3,374,345
Shares redeemed                                  (291,822)    (5,392,365)                       (555,693)   (12,578,045)
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                           (65,034)  $ (1,233,780)                      1,088,696   $ 24,826,477
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             2,051,786                                        963,090
                                               ----------                                     ----------
End of period                                   1,986,752                                      2,051,786
                                               ==========                                     ==========
Total Net Increase                                          $ 25,900,906                                   $ 65,085,478
                                                            ============                                   ============

EQUITY FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2008                                DECEMBER 31, 2007
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       459,516   $  6,664,104                         388,041  $   5,966,891
Shares issued to shareholders in
  reinvestment of distributions                        --             --                         131,264      2,030,649
Shares redeemed                                  (427,949)    (6,171,918)                       (515,465)    (8,008,640)
Redemption fee                                                        45                                             --
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                            31,567    $   492,231                           3,840     $  (11,100)
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             3,495,154                                      3,491,314
                                               ----------                                     ----------
End of period                                   3,526,721                                      3,495,154
                                               ==========                                     ==========

BALANCED FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2008                                DECEMBER 31, 2007
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                        80,401   $  1,072,838                         165,580   $  2,312,368
Shares issued to shareholders in
  reinvestment of distributions                     9,232        119,842                          37,238        519,820
Shares redeemed                                    (7,445)      (100,494)                        (64,608)      (904,892)
                                               ----------   ------------                      ----------   ------------
Net increase                                       82,188   $  1,092,186                         138,210   $  1,927,296
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                               880,964                                        742,754
                                               ----------                                     ----------
End of period                                     963,152                                        880,964
                                               ==========                                     ==========

FIXED INCOME FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2008                                DECEMBER 31, 2007
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                     1,121,011   $ 11,721,864                       1,027,207   $ 10,516,376
Shares issued to shareholders in
  reinvestment of distributions                   213,880      2,202,725                         421,474      4,304,109
Shares redeemed                                  (450,076)    (4,674,852)                       (909,488)    (9,321,005)
Redemption fee                                                     1,001                                             --
                                               ----------   ------------                      ----------   ------------
Net increase                                      884,815   $  9,250,738                         539,193   $  5,499,480
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                            10,944,503                                     10,405,310
                                               ----------                                     ----------
End of period                                  11,829,318                                     10,944,503
                                               ==========                                     ==========

INTERNATIONAL FUND

                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2008                                DECEMBER 31, 2007
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                     1,353,127   $ 15,960,893                       1,655,461   $ 24,212,413
Shares issued to shareholders in
  reinvestment of distributions                        --             --                       2,056,642     25,689,751
Shares redeemed                                (2,491,895)   (28,452,386)                     (3,395,445)   (48,724,060)
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                        (1,138,768)  $(12,491,493)                        316,658   $  1,178,104
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                            10,417,081                                     10,100,423
                                               ----------                                     ----------
End of period                                   9,278,313                                     10,417,081
                                               ==========                                     ==========

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2008 were as follows:

                                                        PURCHASES                                       SALES
                                                  U.S.                                            U.S.
                                               GOVERNMENT        OTHER                         GOVERNMENT       OTHER
                                               -----------   ------------                      ----------   ------------
LKCM Small Cap Equity Fund                     $        --   $196,677,984                      $       --   $211,576,274
LKCM Equity Fund                                        --      8,897,381                              --     10,031,707
LKCM Balanced Fund                                      --      3,021,406                         275,000      1,849,557
LKCM Fixed Income Fund                           1,046,160     24,458,761                       7,387,541      7,359,137
LKCM International Fund                                 --     95,959,207                              --    102,189,617

E. TAX INFORMATION: At December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

                                    LKCM                 LKCM                 LKCM              LKCM                  LKCM
                                  SMALL CAP             EQUITY              BALANCED            FIXED             INTERNATIONAL
                                 EQUITY FUND             FUND                 FUND           INCOME FUND              FUND
Cost of Investments             $561,568,072         $38,290,093          $10,019,912        $110,705,925         $113,879,571
                                ============         ===========          ===========        ============         ============
Gross Unrealized Appreciation   $120,778,368         $16,548,785          $ 2,418,834        $  1,496,795         $ 15,421,198
Gross Unrealized Depreciation    (46,101,591)         (1,125,386)            (292,109)           (779,926)          (5,617,946)
                                ------------         -----------          -----------        ------------         ------------
Net Unrealized Appreciation     $ 74,676,777         $15,423,399          $ 2,126,725        $    716,869         $  9,803,252
                                ============         ===========          ===========        ============         ============
Undistributed Ordinary Income        126,670               8,426                2,551              39,255              586,723
Undistributed Long-Term
  Capital Gain                            --                   6                7,589                  --            1,327,560
                                ------------         -----------          -----------        ------------         ------------
Total Distributable Earnings    $    126,670         $     8,432          $    10,140        $     39,255         $  1,914,283
                                ============         ===========          ===========        ============         ============
Other Accumulated Losses        $ (9,078,613)        $      (509)         $        --        $   (659,605)        $   (185,351)
                                ------------         -----------          -----------        ------------         ------------
Total Accumulated Earnings      $ 65,724,834         $15,431,322          $ 2,136,865        $     96,519         $ 11,532,184
                                ============         ===========          ===========        ============         ============

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, Contingent Preferred Debt Instruments adjustments and market discounts. At December 31, 2007 the accumulated capital loss carryforwards were as follows:

                                           LKCM
                                          FIXED
                                       INCOME FUND
Expiring in 2010                        $ 191,023
Expiring in 2013                           38,877
Expiring in 2014                          338,541
Expiring in 2015                           91,164
                                        ---------
Total capital loss carryforwards        $ 659,605
                                        =========

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

At December 31, 2007, the following Funds deferred, on a tax basis, post-October losses of:

                   LKCM                LKCM                 LKCM
                 SMALL CAP            EQUITY            INTERNATIONAL
                EQUITY FUND            FUND                 FUND
                -----------            ----                 ----
                $9,078,613             $509               $205,007

The tax components of dividends paid during the six months ended June 30, 2008 were as follows:

                                              ORDINARY              LONG-TERM
                                               INCOME             CAPITAL GAINS
                                             ----------           -------------
LKCM Small Cap Equity Fund                   $       --              $     --
LKCM Equity Fund                                     --                    --
LKCM Balanced Fund                              121,115                    --
LKCM Fixed Income Fund                        2,500,327                    --
LKCM International Fund                              --                    --

The tax components of dividends paid during the year ended December 31, 2007 were as follows:

                                              ORDINARY              LONG-TERM
                                               INCOME             CAPITAL GAINS
                                             ----------           -------------
LKCM Small Cap Equity Fund                  $    49,303            $52,941,972
LKCM Equity Fund                                538,222              1,596,911
LKCM Balanced Fund                              230,540                294,231
LKCM Fixed Income Fund                        4,846,725                     --
LKCM International Fund                      12,562,547             13,819,440

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in 2007. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2007 or for the six months ended June 30, 2008. At June 30, 2008, the tax years 2004 through 2007 remain open to examination in the Fund's major tax jurisdictions.

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                  JUNE 30, 2008


TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2007 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

                  Small Cap Equity                  100.00%
                  Equity                            100.00%
                  Balanced                           64.35%
                  Fixed Income                        2.91%
                  International                      27.35%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders.

                  Small Cap Equity                  100.00%
                  Equity                            100.00%
                  Balanced                           61.69%
                  Fixed Income                        2.90%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code
Section 871(k)(1)( C ).
                  Equity                              3.75%
                  Balanced                           59.34%
                  Fixed Income                      100.00%
                  International                       0.72%

The Funds hereby designate the following percentages of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)( C ).

                  International                      82.59%

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

                    RENEWAL OF INVESTMENT ADVISORY AGREEMENT
                                 WITH RESPECT TO
                                   LKCM FUNDS

INTRODUCTION. At a meeting held on February 26, 2008, the Board of Trustees of LKCM Funds, including the independent Trustees (the "Board"), approved the renewal of the Investment Advisory Agreement between Luther King Capital Management Corporation ("LKCM") and LKCM Funds (the "Trust"), on behalf of the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (each, a "Fund" and collectively, the "Funds"). In addition, the Board approved the renewal of the Subadvisory Agreement between LKCM and TT International on behalf of the LKCM International Fund. The Investment Advisory Agreement and Subadvisory Agreement are referred to collectively as the "Agreements."

In voting to approve the renewal of the Agreements, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund (and adviser) as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline of fund assets on the advisory fee and, in the case of the International Fund, the subadvisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors. The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreements, the Board considered a broad range of information provided by LKCM and TT International, including, but not limited to, reports relating to each Fund's performance and expenses, information on other clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board's fiduciary duties in considering the renewal of the Agreements. The Board also meets each quarter to review various aspects of the Funds.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund and TT International with respect to the International Fund under the Agreements. The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979 and these long-standing relationships have been responsible for a majority of the assets in the Funds. The Board noted that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Fund. LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals.

The Board determined that the portfolio managers at LKCM and TT International are well-qualified by education, training and experience to manage the Funds in an efficient and professional manner.

The Board recognized that TT International focuses entirely on investment management and has substantial experience managing international assets. In this regard, the Board noted that TT International has international accounts with nearly $23.4 billion under management.

PERFORMANCE OF THE LKCM FUNDS. The Board considered the performance of each Fund compared to a benchmark index ("Benchmark") and/or Lipper, Inc. peer group funds ("Lipper Index") for various time periods ended December 31, 2007.

The Board considered the performance of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time of any other Class and has the longest performance history. The Board noted that the Institutional Class of the Small Cap Equity Fund outperformed its Benchmark for all periods presented and the Lipper Index for the three-year, five-year, and since inception periods, but underperformed the Lipper Index for the one-year period.

The Board noted that the Equity Fund outperformed its Benchmark for the one-year, three-year and ten-year periods and the Lipper Index for all periods presented, but underperformed its Benchmark for the five-year and since inception periods.

The Board noted that the Balanced Fund outperformed its Benchmark and the Lipper Index for the one-year period but underperformed its Benchmark for the three-year, five-year and since inception periods and underperformed the Lipper Index for the three-year, five-year, and since inception periods. The Board noted LKCM's explanation that an emphasis on investing in high-quality equity and fixed income securities reduced historical performance relative to its Benchmark and the Lipper Index.

The Board noted that the Fixed Income Fund outperformed the Lipper Index for all periods presented but underperformed its Benchmark for all periods presented. The Board noted LKCM's explanation that the short duration and overweight positions in corporate debt relative to its Benchmark detracted from the Fund's performance.

The Board noted that the International Fund outperformed its Benchmark and the Lipper Index for the one-year and three-year period but underperformed for the five-year, and since inception periods.

FEES AND EXPENSES. The Board considered the advisory fee rates of each Fund, the subadvisory fee rate applicable to the International Fund and the total expense ratios of each Fund relative to similar funds and LKCM's other clients. The Board also considered that LKCM intends to continue its voluntary fee waivers and expense caps for each Fund's 2008 fiscal year. The Board compared the contractual advisory fee rate and the total expense ratio (after fee waivers and/or expense reimbursements) of each Fund to a category of similar funds compiled by Lipper, Inc. ("Lipper Category"). The first quartile in the Lipper Category represents those funds with the lowest fees or expenses. The Board considered that, although the Funds' contractual advisory fee rates are higher than those of their peers, the expense cap arrangements cause the Funds' overall total expense ratios to be lower than those of their peers.

In this regard, the Board noted that the contractual advisory fee rate for the Small Cap Equity Fund was in the second quartile of the Lipper Category and the total expense ratio for the Fund's Institutional Class was in the second quartile. The contractual advisory fee rate was lower than the average of the Lipper Category and the total expense ratio for the Institutional Class was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Equity Fund were in the third and first quartile of the Lipper Category, respectively. In this case, the advisory fee rate was slightly higher than average and the total expense ratio was significantly lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Balanced Fund were in the third quartile and first quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was significantly lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Fixed Income Fund were in the third quartile and second quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the International Fund were in the fourth quartile and first quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board considered the advisory fee rates charged by LKCM to other mutual funds it manages and LKCM's other separately managed accounts. The Board noted that the fee rates for the Funds are generally comparable to those of the separately managed accounts but that the other accounts have additional breakpoints as assets in those accounts increase. In addition, the Board considered that there are additional expenses incurred by

LKCM in managing certain other mutual funds due to their socially responsible investing mandate. The Board also considered the fee rate to be charged by LKCM in connection with its pending appointment as subadviser to other mutual funds. The Board noted LKCM's representation that the subadvisory fee rates it will charge these other funds are lower than the advisory fee rates charged to the LKCM Funds due to the different obligations that LKCM will have serving as subadviser (rather than the investment adviser) to these funds.

With respect to the subadvisory fee rate paid to TT International, the Board considered TT International's representation that some clients have a lower fee rate due to their having established their relationships with TT International prior to LKCM. The Board also noted that TT International has waived and intends to continue to waive voluntarily its fees in order to maintain an expense cap for the International Fund.

COSTS, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the costs to operate the Funds and the profitability of LKCM. The Board noted LKCM's representation that it is well capitalized and that its investment philosophy does not require investments in derivatives or other high risk instruments. The Board also noted LKCM's representation that is has no direct exposure to the subprime market. The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years. The Board also reviewed the profit and loss statement provided by LKCM on a fund-by-fund basis. In this regard, the Board noted that LKCM made a profit on each Fund except the Balanced and Fixed Income Funds. The Board did not consider the profitability of TT International because it does not publish that data. However, the Board noted TT International's representation that it has reported a profit in each financial year since its inception.

With respect to economies of scale, the Board considered that the assets in each Fund, except the International Fund, increased during the last calendar year. In this connection, LKCM represented that the Funds should expect assets to grow given the Funds performance and competitive expense structure. The Board noted that, based on the relatively low total expense ratios of the Funds (after waivers), LKCM believes Fund shareholders currently enjoy substantial economies of scale, which may increase if assets grow.

Regarding TT International, the Board noted that the fee rate structure of TT International includes breakpoints based on asset levels. In addition, the Board noted that TT International represented that the Fund may experience lower execution costs due to being part of a larger pool of assets.

CONCLUSION. Based on its evaluation of these and other factors, the Board concluded with respect to each Fund that (1) each Fund was reasonably likely to benefit from the nature, quality and extent of services provided by LKCM and/or TT International, as applicable; (2) each Fund's performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; (4) TT International's fee rate was reasonable in the context of all the factors considered by the Board; and (5) the current advisory fee rate structure provides Fund shareholders with reasonable benefits associated with economies of scale. In light of these conclusions, the Board determined, in its business judgment, to renew the Agreements.

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA             Richard Lenart
   Trustee,                             Secretary & Treasurer
   President
                                        Jacob D. Smith
   Paul W. Greenwell                    Chief Compliance Officer
   Vice President

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Deloitte & Touche LLP
   555 E. Wells St., Suite 1400
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

U.S. Bancorp Fund Services, LLC                                 ----------------
P.O. Box 701                                                       PRESORTED
Milwaukee, WI 53201-0701                                           STANDARD
                                                                US POSTAGE PAID
                                                                 PERMIT #3602
                                                                BERWYN, IL 60402
                                                                ----------------

--------------------------------------------------------------------------------

                               LKCM Aquinas Funds

--------------------------------------------------------------------------------


                             LKCM AQUINAS VALUE FUND
                            LKCM AQUINAS GROWTH FUND
                           LKCM AQUINAS SMALL CAP FUND
                         LKCM AQUINAS FIXED INCOME FUND


                               Semi-Annual Report
                                  June 30, 2008

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM Aquinas Funds:

                                                                                                                             AVG.
                                                                                            SIX MONTH      ONE YEAR        ANNUAL
                                                                                              TOTAL          TOTAL          TOTAL
                                                                                             RETURN         RETURN         RETURN
                                         INCEPTION    NAV @    NET EXPENSE  GROSS EXPENSE     ENDED          ENDED          SINCE
FUNDS                                      DATES     6/30/08     RATIO*        RATIO**       6/30/08        6/30/08      INCEPT.***
LKCM Aquinas Value Fund                   7/11/05    $11.83      1.49%          1.50%         (9.49)%      (10.85)%        5.38%
   Russell 1000 Value Index(1)                                                               (13.57)%      (18.78)%        2.98%

LKCM Aquinas Growth Fund                  7/11/05    $15.78      1.47%          1.48%         (3.66)%        1.21%         3.63%
   Russell 1000 Growth Index(2)                                                               (9.06)%       (5.96)%        5.22%

LKCM Aquinas Small Cap Fund               7/11/05     $5.86      1.50%          2.19%         (9.43)%      (15.76)%        2.08%
   Russell 2000 Index(3)                                                                      (9.37)%      (16.19)%        2.61%

LKCM Aquinas Fixed Income Fund            7/11/05     $9.72      0.80%          1.47%          0.64%         5.11%         3.46%
   Lehman Government/Credit Bond Index(4)                                                      1.43%         7.37%         4.47%

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

* The Adviser has agreed voluntarily to waive all or a portion of its management fee and/or reimburse the Funds indefinitely to maintain designated expense caps. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.

** Expense ratios above are as of December 31, 2007, the Funds' prior fiscal year end, as reported in the Funds' most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

*** On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.

(1) The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $1.125 billion.

(4) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

     Note: These indices defined above are not available for direct investment.

CATHOLIC VALUES INVESTING

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop's Socially Responsible Investing Guidelines. The LKCM Aquinas Funds follow these guidelines by using an approach that focuses on Catholic values screening of portfolio companies, proactive dialogue with those companies whose practices conflict with the guidelines, and exclusion of those companies that are unwilling to alter their practices over a reasonable period of time. We currently exclude over 50 companies from possible investment that do not meet our standards for Catholic values investing.

We monitor portfolio companies selected for the LKCM Aquinas Funds for policies on various issues set out in the USCCB guidelines, including abortion, pornography, contraceptives, embryonic stem cell research, weapons of mass destruction, environmental responsibility, and fair employment practices. If investments are made in companies whose policies are inconsistent with the USCCB guidelines, we may attempt to influence the company's policies through proactive dialogue and other efforts. During the past year, we have corresponded with companies on various issues contemplated by the USCCB guidelines, including Planned Parenthood donations, pornography, potential child labor law violations, and employment discrimination.

ECONOMIC OUTLOOK

Capital market conditions remain challenging. Elevated inflation expectations, driven by record oil prices combined with concerns over general economic deceleration and continued housing weakness, weighed on investor sentiment. As a result, the equity markets declined during the six month period ended June 30, 2008.

The economy, as measured by Gross Domestic Product (GDP), continues to expand driven largely by strong exports, aided by a weak dollar. We believe GDP will be slightly positive in the six month period ended June 30, 2008 but will slow from its current pace during the second half of the year.

The rising price of oil and gasoline has a negative impact on consumers' pocketbooks and corporate margins. As a result, there is increasing political pressure to find a solution to high energy costs. There is currently considerable debate as to the role of speculation in the energy market. Speculation may indeed be partially responsible for the rise in the price of oil, but global demand is increasing rapidly. For example, the industrialization and rising living standards in emerging economies create measurable growth in global oil demand. Specifically, demand has risen in Brazil, Russia, India and China, often referred to as the BRIC countries.

We believe that we are in the midst of a long-term, secular rise in demand for energy, driven in large part by the continued transitioning of Western economies, particularly the U.S., from manufacturing to service-based economies. The outsourcing of manufacturing to developing economies creates a cycle where industrialization and the accompanying rise of living standards raise the demand for energy. Using China as an example, the U.S. and China currently consume roughly equivalent amounts of oil annually. Yet, on a per capita basis, the Chinese consume two barrels of oil per year, while the U.S. annually consumes twenty-five barrels of oil per person.

The rise of energy and food prices has brought inflation to the forefront. During the second quarter, the Federal Reserve signaled a reversal on its view of growth and inflation. The Federal Reserve has been actively trying to reflate the economy with accommodative monetary policy, knowing it would eventually have to address inflation. Increased energy and food prices caused Federal Reserve Chairman Ben Bernanke in June to begin to downplay the risks to growth and emphasize the threat of inflation. The prospect of interest rate hikes by the Federal Reserve in the near-term appears unlikely, given weakness in housing, rising mortgage rates, wide corporate bond spreads and contracting employment. As improbable as higher rates seem, markets reacted swiftly to the hawkish comments, pushing-up the short-end of the yield curve and briefly sending the U.S. dollar higher.

Housing remains weak as demonstrated by increasing mortgage delinquencies, rising foreclosure rates and declining home prices. The housing slump has not only weighed on consumer balance sheets and sentiment, but also on the bank balance sheets. In addition, the sequential slowdown in commercial and retail construction to support housing development magnifies the slowdown. This occurred at a time when leverage at banks was at a cyclical high. Revenue diversification into areas such as brokerage and insurance combined with the use of derivatives provided the illusion of the ability to precisely calibrate risk. In reality, the high degrees of leverage exacerbate an already insufficient cushion for the unanticipated, as Bear Stearns can attest. As a result, banks are currently deleveraging their balance sheets through asset sales and capital raises. During the current downturn banks have raised $321 billion of new capital globally, $159 billion of which has been raised by U.S. banks. We are likely to continue to see banks seek additional capital, and this process could accelerate if the economy slides into recession.

Capital markets globally remained under pressure. While there was considerable discussion last year with regard to the slowing U.S. economy and its decoupling from strength globally, world equity market indices appear to support the global synchronization view. This synchronization appears appropriate as the world is collectively wrestling with energy driven inflation expectations.

In summary, while the economy grew in the first half of the year chiefly due to exports, the collective headwinds of high-energy prices and contracting employment are likely to stifle growth in the second half of the year. Although the Standard & Poor's 500 Index trades for an attractive 13.5 times our 2008 earnings estimate, inflation concerns are likely to weigh on earnings multiples. At the same time, the economic backdrop is likely to weigh on the earnings growth expectations. If oil prices were to begin to fall, thus easing inflationary fears, the stock market would likely respond positively.

LKCM AQUINAS VALUE FUND

The LKCM Aquinas Value Fund is managed to maximize long-term capital appreciation through investments in companies that we believe are undervalued relative to their earnings growth rates. During the six month period ended June 30, 2008, the Fund declined (9.49)% versus a (13.57)% decline in the Russell 1000 Value Index. Our primary strategy in managing the Fund is to select equity securities that generally have below average price to earnings ratios, low price to cash flow characteristics, attractive dividend yields and/or lower price to book ratios than the overall market. We generally make investments for the Fund in leading companies within industries with high barriers to entry, and the Fund typically has low turnover consistent with a long-term investor's approach. At June 30, 2008, the total net assets of the Fund were $34.9 million with 91.5% invested in common stocks and 8.5% invested in cash reserves, net of liabilities.

During the six month period ended June 30, 2008, the Fund benefited from underweight positions in the Financials and Consumer Discretionary sectors, as well as its emphasis on companies with large international exposure that benefited from a weak dollar and relatively strong foreign earnings.

LKCM AQUINAS GROWTH FUND

The LKCM Aquinas Growth Fund is managed to maximize long-term capital appreciation through investments in companies that we generally believe have above-average growth in revenues and/or earnings, above-average returns on shareholders' equity, underleveraged balance sheets, and potential for above-average capital appreciation. During the six month period ended June 30, 2008, the Fund returned (3.66)% against the (9.06)% return of the Russell 1000 Growth Index. At June 30, 2008, the total net assets of the Fund were $40.6 million with 96.6% of net assets invested in common stocks and 3.4% in cash reserves, net of liabilities.

During the six month period ended June 30, 2008, the Fund's performance was enhanced by overweight positions in the Healthcare, Energy and Utilities sectors and by an underweight position in both the Financials and Consumer Discretionary sectors. Stock selection in the Technology sector was not beneficial to performance.

LKCM AQUINAS SMALL CAP FUND

The LKCM Aquinas Small Cap Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The Fund's strategy focuses on investing in reasonably valued niche companies with above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Stock selection and a focus on valuation remain an important component of our performance. As of June 30, 2008, the total net assets of the portfolio were $4.9 million with 90.7% of the net assets invested in common stocks and 9.3% in cash reserves, net of liabilities. During the six month period ended June 30, 2008, the Fund returned (9.43)% against the (9.37)% return of the Russell 2000 Index.

During the six month period ended June 30, 2008, we added positive performance from our sector allocation decisions as we were overweight the best performing sector, Energy, and underweight one of the weaker sectors, Financials. Our stock selection detracted from the Fund's performance as broad based weakness in the market made it difficult to add value over the benchmark. Especially tough areas for the Fund were the Financials and Consumer Discretionary stocks. While the market environment continues to be difficult, we remain confident that our investment strategy has us well positioned for the future.

LKCM AQUINAS FIXED INCOME FUND

The LKCM Aquinas Fixed Income Fund is managed to provide current income. The Fund typically invests in a diversified portfolio of investment grade corporate bonds and government debt with short and intermediate maturities from one to ten years and cash equivalent securities. Our primary strategy in managing the Fund is to select corporate bonds with strong credit profiles and attractive yields relative to those offered on government debt. During the six month period ended June 30, 2008, the total return for the Fund was 0.64% versus 1.43% for the Lehman Brothers Intermediate Government/Credit Bond Index. As of June 30, 2008, the total net assets in the Fund were $9.4 million. This represented an asset mix of 68.0% invested in corporate bonds, 19.8% in U.S. Treasury and government agency debt, 3.0% in preferred stock, 5.1% in municipal bonds and 4.1% in cash reserves, net of liabilities, versus the index that was 40% corporate debt and 60% U.S. Treasury and government agency debt.

At June 30, 2008, the Fund had an effective duration of 3.8 years and a weighted average Standard & Poor's quality rating of single A plus. The Fund's overweight position in corporate debt, and therefore, underweight position in government debt, detracted from performance as U. S. Treasury and government agency debt outperformed due to the flight to quality trade and spreads on corporate debt widened as the Financial, single A and triple B sectors provided negative returns.

/s/ J. Luther King

J. Luther King, Jr., CFA

July 15, 2008

*Ratings provided by Standard &Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Please refer to the Schedule of Investments found on pages 7-12 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Aquinas Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

Return on equity (ROE) is net income divided by average common equity.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Price to Earnings (P/E) Ratio is calculated by dividing current price of the stock by the company's trailing 12 months' earnings per share.

The Price to Book (P/B) Ratio is calculated by dividing the current price of the stock by the company's book value per share.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance. An investment cannot be made directly in an index.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus for the Funds contains this and other important information and may be obtained by calling 1-800-423-6369. Please read the prospectus carefully before investing in the Funds.

The first use date of this report is 8/08.

         LKCM AQUINAS FUNDS EXPENSE EXAMPLE -- JUNE 30, 2008 (UNAUDITED)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/08-6/30/08).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth, Aquinas Small Cap and Aquinas Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                       LKCM AQUINAS VALUE FUND
                                            ---------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                              BEGINNING        ENDING      DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE       1/1/08-
                                               1/1/08         6/30/08          6/30/08
-----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $  905.10        $7.11
Hypothetical (5% return before expenses)      $1,000.00       $1,017.40        $7.52

* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

                                                       LKCM AQUINAS GROWTH FUND
                                            ---------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                               BEGINNING      ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE       1/1/08-
                                               1/1/08         6/30/08          6/30/08
-----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $  963.40       $7.32
Hypothetical (5% return before expenses)      $1,000.00       $1,017.40       $7.52

* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

                                                      LKCM AQUINAS SMALL CAP FUND
                                            ---------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                               BEGINNING      ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE       1/1/08-
                                               1/1/08         6/30/08          6/30/08
-----------------------------------------------------------------------------------------
Actual                                        $1,000.00        $ 905.70       $7.11
Hypothetical (5% return before expenses)      $1,000.00       $1,017.40       $7.52

* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

                                                     LKCM AQUINAS FIXED INCOME FUND
                                            ---------------------------------------------
                                                                              EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE       1/1/08-
                                               1/1/08         6/30/08          6/30/08
-----------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,006.40       $3.99
Hypothetical (5% return before expenses)      $1,000.00       $1,020.89       $4.02

* Expenses are equal to the Fund's annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

            ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM AQUINAS FUNDS --
                           JUNE 30, 2008 (UNAUDITED)

Percentages represent market value as a percentage of total investments.

Pie Chart:

LKCM AQUINAS VALUE FUND
Short-Term Investments             8.8%
Common Stocks                     91.2%


Pie Chart:

LKCM AQUINAS GROWTH FUND
Short-Term Investments             3.5%
Common Stocks                     96.5%


Pie Chart:

LKCM AQUINAS SMALL CAP FUND
Short-Term Investments             9.5%
Common Stocks                     90.5%


Pie Chart:

LKCM AQUINAS FIXED INCOME FUND
Municipal Bonds                    5.2%
U.S. Government & Agency Issues   20.1%
Preferred Stocks                   3.0%
Short-Term Investments             2.6%
Corporate Bonds                   69.1%

                             LKCM AQUINAS VALUE FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS - 91.5%                                        SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.6%
  Rockwell Collins, Inc.                                     11,500  $   551,540
                                                                     -----------

AIR FREIGHT & LOGISTICS - 1.4%
  United Parcel Service, Inc. - Class B                       8,000      491,760
                                                                     -----------

ASSET MANAGEMENT - 1.6%
  Bank of New York Mellon Corporation                        15,000      567,450
                                                                     -----------

BEVERAGES - 1.3%
  The Coca-Cola Company                                       5,000      259,900
  PepsiCo, Inc.                                               3,000      190,770
                                                                     -----------
                                                                         450,670
                                                                     -----------
BIOTECHNOLOGY - 1.9%
  Gilead Sciences, Inc. (a)                                  12,500      661,875
                                                                     -----------

BUILDING PRODUCTS - 1.7%
  Masco Corporation                                          37,500      589,875
                                                                     -----------

CAPITAL MARKETS - 2.2%
  Lazard Ltd - Class A (b)                                   22,500      768,375
                                                                     -----------

CHEMICALS - 5.8%
  E.I. du Pont de Nemours and Company                        17,500      750,575
  Hercules Incorporated                                      32,500      550,225
  Praxair, Inc.                                               7,500      706,800
                                                                     -----------
                                                                       2,007,600
                                                                     -----------
COMMERCIAL BANKS - 4.7%
  Bank of America Corporation                                21,244      507,094
  BOK Financial Corporation                                  10,000      534,500
  Wells Fargo & Company                                      25,000      593,750
                                                                     -----------
                                                                       1,635,344
                                                                     -----------
COMPUTERS & PERIPHERALS - 6.2%
  Brocade Communications Systems, Inc. (a)                  135,000    1,112,400
  EMC Corporation (a)                                        40,000      587,600
  International Business Machines Corporation                 4,020      476,491
                                                                     -----------
                                                                       2,176,491
                                                                     -----------
CONSTRUCTION & ENGINEERING - 1.1%
  Chicago Bridge & Iron Company N.V. - NY Shares (b)         10,000      398,200
                                                                     -----------

CONSUMER ELECTRONICS - 1.6%
  Sony Corporation - ADR (b)                                 12,500      546,750
                                                                     ___________

CONSUMER FINANCE - 1.9%
  American Express Company                                   17,500      659,225
                                                                     -----------

DISTRIBUTORS - 2.3%
  WESCO International, Inc. (a)                              20,000      800,800
                                                                     -----------

DIVERSIFIED FINANCIAL SERVICES - 2.5%
  JPMorgan Chase & Co.                                       25,000      857,750
                                                                     -----------

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.0%
  AT&T Inc.                                                  12,500      421,125
  Verizon Communications Inc.                                17,500      619,500
                                                                     -----------
                                                                       1,040,625
                                                                     -----------

--------------------------------------------------------------------------------
COMMON STOCKS                                                SHARES        VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.4%
  Allegheny Energy, Inc.                                     10,000  $   501,100
                                                                     -----------

ELECTRICAL EQUIPMENT - 1.5%
  Baldor Electric Company                                    15,000      524,700
                                                                     -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.3%
  Agilent Technologies, Inc. (a)                             12,500      444,250
                                                                     -----------

ENERGY EQUIPMENT & SERVICES - 0.9%
  Noble Corporation (b)                                       5,000      324,800
                                                                     -----------

FOOD & STAPLES RETAILING - 1.7%
  CVS Caremark Corporation                                   15,000      593,550
                                                                     -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 9.3%
  DENTSPLY International Inc.                                17,500      644,000
  Haemonetics Corporation (a)                                12,500      693,250
  Medtronic, Inc.                                            15,000      776,250
  ResMed Inc. (a)                                            12,500      446,750
  Thermo Fisher Scientific, Inc. (a)                         12,500      696,625
                                                                     -----------
                                                                       3,256,875
                                                                     -----------
HOUSEHOLD DURABLES - 2.9%
  Jarden Corporation (a)                                     30,000      547,200
  Whirlpool Corporation                                       7,500      462,975
                                                                     -----------
                                                                       1,010,175
                                                                     -----------
HOUSEHOLD PRODUCTS - 1.0%
  Colgate-Palmolive Company                                   5,000      345,500
                                                                     -----------

INSURANCE - 2.3%
  Lincoln National Corporation                               17,500      793,100
                                                                     -----------

INVESTMENT BANK & BROKERAGE - 3.1%
  The Goldman Sachs Group, Inc.                               3,000      524,700
  Morgan Stanley                                             15,000      541,050
                                                                     -----------
                                                                       1,065,750
                                                                     -----------
IT SERVICES - 1.8%
  Accenture Ltd. - Class A (b)                               15,000      610,800
                                                                     -----------

METALS & MINING - 2.5%
  Peabody Energy Corporation                                 10,000      880,500
                                                                     -----------

MULTILINE RETAIL - 2.7%
  J.C. Penney Company, Inc.                                  15,000      544,350
  Kohl's Corporation (a)                                     10,000      400,400
                                                                     -----------
                                                                         944,750
                                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER - 2.0%
  Duke Energy Corporation                                    40,000      695,200
                                                                     -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 5.7%
  Cabot Oil & Gas Corporation                                 7,000      474,110
  ConocoPhillips                                              8,000      755,120
  Devon Energy Corporation                                    2,500      300,400
  Exxon Mobil Corporation                                     5,000      440,650
                                                                     -----------
                                                                       1,970,280
                                                                     -----------



   The accompanying notes are an integral part of these financial statements.

                             LKCM AQUINAS VALUE FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS                                                SHARES        VALUE
--------------------------------------------------------------------------------
PERSONAL PRODUCTS - 1.2%
  Avon Products, Inc.                                        12,000  $   432,240
                                                                     -----------

ROAD & RAIL - 2.0%
  Burlington Northern Santa Fe Corporation                    7,000      699,230
                                                                     -----------

SOFTWARE - 2.8%
  Citrix Systems, Inc. (a)                                   20,000      588,200
  Nuance Communications, Inc. (a)                            25,000      391,750
                                                                     -----------
                                                                         979,950
                                                                     -----------
SPECIALTY RETAIL - 3.0%
  Collective Brands, Inc. (a)                                20,000      232,600
  The Home Depot, Inc.                                       22,500      526,950
  PETsMART, Inc.                                             15,000      299,250
                                                                     -----------
                                                                       1,058,800
                                                                     -----------
TEXTILES, APPAREL & LUXURY GOODS - 1.6%
  Phillips-Van Heusen Corporation                            15,000      549,300
                                                                     -----------

TOTAL COMMON STOCKS
    (Cost $30,023,219)                                                31,885,180
                                                                     -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 8.8%
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 8.8%
  The AIM STIT - Treasury Portfolio -
    Institutional Shares                                    966,667      966,667
  Dreyfus Government Cash Management Fund -
    Institutional Shares                                    950,000      950,000
  Federated Government Obligations Fund -
    Institutional Shares                                    950,000      950,000
  Federated Treasury Obligations Fund -
    Institutional Shares                                    213,185      213,185
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $3,079,852)                                                  3,079,852
                                                                     -----------

  TOTAL INVESTMENTS - 100.3%
    (Cost $33,103,071)                                                34,965,032

  Liabilities in Excess of Other Assets - (0.3)%                       (108,301)
                                                                     -----------
  TOTAL NET ASSETS - 100.0%                                          $34,856,731
                                                                     ===========


     ADR  American Depository Receipt.
     (a)  Non-income producing security.
     (b)  Dollar-denominated foreign security.

     FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

     The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

     Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2008:

                                                                         OTHER
                                                 INVESTMENTS IN      FINANCIAL
                  DESCRIPTION                        SECURITIES    INSTRUMENTS*
     Level 1 - Quoted prices                        $34,965,032     $        --
     Level 2 - Other significant observable inputs           --              --
     Level 3 - Significant unobservable inputs               --              --
     ---------------------------------------------------------------------------
     Total                                          $34,965,032     $        --
     ---------------------------------------------------------------------------

     * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.


   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS - 96.6%                                        SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.8%
  Raytheon Company                                           15,000  $   844,200
  Rockwell Collins, Inc.                                     15,000      719,400
                                                                     -----------
                                                                       1,563,600
                                                                     -----------
AIR FREIGHT & LOGISTICS - 1.0%
  FedEx Corp.                                                 5,000      393,950
                                                                     -----------

BEVERAGES - 4.7%
  Fomento Economico Mexicano, S.A.B. de C.V. -
    ADR (b)                                                  21,000      955,710
  PepsiCo, Inc.                                              15,000      953,850
                                                                     -----------
                                                                       1,909,560
                                                                     -----------
BIOTECHNOLOGY - 2.0%
  Gilead Sciences, Inc. (a)                                  15,000      794,250
                                                                     -----------

CHEMICALS - 4.2%
  FMC Corporation                                            10,000      774,400
  Praxair, Inc.                                              10,000      942,400
                                                                     -----------
                                                                       1,716,800
                                                                     -----------
COMMERCIAL BANKS - 1.1%
  Cullen/Frost Bankers, Inc.                                  9,000      448,650
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES - 3.8%
  Copart, Inc. (a)                                           10,000      428,200
  DeVry, Inc.                                                10,000      536,200
  ITT Educational Services, Inc. (a)                          7,000      578,410
                                                                     -----------
                                                                       1,542,810
                                                                     -----------
COMMUNICATIONS EQUIPMENT - 3.6%
  Cisco Systems, Inc. (a)                                    30,000      697,800
  Harris Corporation                                         15,000      757,350
                                                                     -----------
                                                                       1,455,150
                                                                     -----------
COMPUTERS & PERIPHERALS - 4.5%
  Apple Inc. (a)                                              3,000      502,320
  EMC Corporation (a)                                        30,000      440,700
  Hewlett-Packard Company                                    20,000      884,200
                                                                     -----------
                                                                       1,827,220
                                                                     -----------
CONSTRUCTION & ENGINEERING - 1.0%
  Chicago Bridge & Iron Company N.V. - NY Shares (b)         10,000      398,200
                                                                     -----------

DIVERSIFIED FINANCIAL SERVICES - 2.0%
  Visa Inc. - Class A (a)                                    10,000      813,100
                                                                     -----------

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
  AT&T Inc.                                                  23,800      801,822
                                                                     -----------

ELECTRIC UTILITIES - 1.8%
  Allegheny Energy, Inc.                                     15,000      751,650
                                                                     -----------

ELECTRICAL EQUIPMENT - 2.4%
  Emerson Electric Co.                                       20,000      989,000
                                                                     -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.9%
  Agilent Technologies, Inc. (a)                             30,000    1,066,200
  Trimble Navigation Limited (a)                             15,000      535,500
                                                                     -----------
                                                                       1,601,700
                                                                     -----------

--------------------------------------------------------------------------------
COMMON STOCKS                                                SHARES        VALUE
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 5.1%
  CARBO Ceramics Inc.                                        10,000  $   583,500
  Weatherford International Ltd. (a) (b)                     30,000    1,487,700
                                                                     -----------
                                                                       2,071,200
                                                                     -----------
FOOD & STAPLES RETAILING - 2.7%
  CVS Caremark Corporation                                   15,000      593,550
  Walgreen Company                                           15,000      487,650
                                                                     -----------
                                                                       1,081,200
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 10.6%
  Alcon, Inc. (b)                                             6,000      976,740
  DENTSPLY International Inc.                                30,000    1,104,000
  Haemonetics Corporation (a)                                10,000      554,600
  Thermo Fisher Scientific, Inc. (a)                         20,000    1,114,600
  Zimmer Holdings, Inc. (a)                                   8,000      544,400
                                                                     -----------
                                                                       4,294,340
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 0.9%
  Yum! Brands, Inc.                                          10,000      350,900
                                                                     -----------

HOUSEHOLD PRODUCTS - 3.5%
  Colgate-Palmolive Company                                  12,000      829,200
  The Procter & Gamble Company                               10,000      608,100
                                                                     -----------
                                                                       1,437,300
                                                                     -----------
INTERNET SOFTWARE & SERVICES - 1.9%
  Google Inc. - Class A (a)                                   1,500      789,630
                                                                     -----------

MEDIA - 1.5%
  Grupo Televisa S.A. - ADR (b)                              26,000      614,120
                                                                     -----------

METALS & MINING - 0.9%
  Reliance Steel & Aluminum Co.                               5,000      385,450
                                                                     -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 11.6%
  Devon Energy Corporation                                   15,000    1,802,400
  EXCO Resources, Inc. (a)                                   15,000      553,650
  Quicksilver Resources Inc. (a)                             10,000      386,400
  Range Resources Corporation                                15,000      983,100
  SandRidge Energy, Inc. (a)                                 15,000      968,700
                                                                     -----------
                                                                       4,694,250
                                                                     -----------

PERSONAL PRODUCTS - 1.8%
  Avon Products, Inc.                                        20,000      720,400
                                                                     -----------

PHARMACEUTICALS - 2.2%
  Abbott Laboratories                                        17,000      900,490
                                                                     -----------

ROAD & RAIL - 2.5%
  Burlington Northern Santa Fe Corporation                   10,000      998,900
                                                                     -----------

SOFTWARE - 6.8%
  Activision Blizzard, Inc. (a)                              15,000      511,050
  Autodesk, Inc. (a)                                         15,000      507,150
  Citrix Systems, Inc. (a)                                   20,000      588,200
  Microsoft Corporation                                      10,000      275,100
  Nuance Communications, Inc. (a)                            15,000      235,050
  Oracle Corporation (a)                                     30,000      630,000
                                                                     -----------
                                                                       2,746,550
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS                                                SHARES        VALUE
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 1.5%
  NIKE, Inc. - Class B                                        6,000   $  357,660
  Under Armour, Inc. - Class A (a)                           10,000      256,400
                                                                     -----------
                                                                         614,060
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS - 1.3%
  Fastenal Company                                           12,000      517,920
                                                                     -----------

TOTAL COMMON STOCKS
    (Cost $33,572,912)                                                39,224,172
                                                                     -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.5%
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 3.5%
  Dreyfus Government Cash Management Fund -
    Institutional Shares                                    210,419      210,419
  Federated Government Obligations Fund -
    Institutional Shares                                  1,210,516    1,210,516
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $1,420,935)                                                  1,420,935
                                                                     -----------

  TOTAL INVESTMENTS - 100.1%
    (Cost $34,993,847)                                                40,645,107

  Liabilities in Excess of Other Assets - (0.1)%                        (52,728)
                                                                     -----------
  TOTAL NET ASSETS - 100.0%                                          $40,592,379
                                                                     ===========

     ADR  American Depository Receipt
     (a)  Non-income producing security.
     (b)  U.S. Dollar-denominated foreign security.


     FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

     The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

     Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2008:

                                                                         OTHER
                                                 INVESTMENTS IN      FINANCIAL
                  DESCRIPTION                        SECURITIES    INSTRUMENTS*
     Level 1 - Quoted prices                        $40,645,107     $        --
     Level 2 - Other significant observable inputs           --              --
     Level 3 - Significant unobservable inputs               --              --
     ---------------------------------------------------------------------------
     Total                                          $40,645,107     $
     ---------------------------------------------------------------------------

     * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.


   The accompanying notes are an integral part of these financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2008 (UNAUDITED)


--------------------------------------------------------------------------------
COMMON STOCKS - 90.7%                                        SHARES        VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.2%
  Hexcel Corporation (a)                                      4,150   $   80,095
  Ladish Co., Inc. (a)                                        1,450       29,856
                                                                     -----------
                                                                         109,951
                                                                     -----------
AIR FREIGHT & LOGISTICS - 2.5%
  Forward Air Corporation                                     1,800       62,280
  Pacer International, Inc.                                   2,800       60,228
                                                                     -----------
                                                                         122,508
                                                                     -----------
AUTO COMPONENTS - 1.6%
  Drew Industries Incorporated (a)                            1,950       31,102
  LKQ Corporation (a)                                         2,550       46,079
                                                                     -----------
                                                                          77,181
                                                                     -----------
CAPITAL MARKETS - 3.0%
  FCStone Group Inc. (a)                                      1,700       47,481
  Investment Technology Group, Inc. (a)                       1,300       43,498
  Lazard Ltd - Class A (b)                                    1,650       56,348
                                                                     -----------
                                                                         147,327
                                                                     -----------
CHEMICALS - 2.4%
  Cabot Corporation                                           1,350       32,818
  Calgon Carbon Corporation (a)                               2,450       37,877
  Hercules Incorporated                                       2,650       44,865
                                                                     -----------
                                                                         115,560
                                                                     -----------
COMMERCIAL BANKS - 3.1%
  Glacier Bancorp, Inc.                                       3,050       48,769
  PrivateBancorp, Inc.                                        1,750       53,165
  Prosperity Bancshares, Inc.                                 1,950       52,124
                                                                     -----------
                                                                         154,058
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES - 5.9%
  Airgas, Inc.                                                  850       49,631
  Coinstar, Inc. (a)                                          2,000       65,420
  The Geo Group Inc. (a)                                      2,200       49,500
  Premiere Global Services, Inc. (a)                          4,250       61,965
  Waste Connections, Inc. (a)                                 2,000       63,860
                                                                     -----------
                                                                         290,376
                                                                     -----------
COMPUTERS & PERIPHERALS - 1.1%
  Brocade Communications Systems, Inc. (a)                    6,750       55,620
                                                                     -----------

CONSUMER FINANCE - 0.9%
  Cash America International, Inc.                            1,450       44,950
                                                                     -----------

CONTAINERS & PACKAGING - 1.4%
  Silgan Holdings Inc.                                        1,350       68,499
                                                                     -----------

DISTRIBUTORS - 2.1%
  The Andersons, Inc.                                         1,100       44,781
  WESCO International, Inc. (a)                               1,500       60,060
                                                                     -----------
                                                                         104,841
                                                                     -----------
DIVERSIFIED CONSUMER SERVICES - 2.3%
  Capella Education Company (a)                               1,300       77,545
  K12 Inc. (a)                                                1,750       37,502
                                                                     -----------
                                                                         115,047
                                                                     -----------
DIVERSIFIED MANUFACTURING - 0.8%
  Raven Industries, Inc.                                      1,250       40,975
                                                                     -----------

ELECTRIC UTILITIES - 0.3%
  Otter Tail Corporation                                        400       15,532
                                                                     -----------

--------------------------------------------------------------------------------
COMMON STOCKS                                                SHARES        VALUE
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.9%
  Baldor Electric Company                                     1,200   $   41,976
                                                                     -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.1%
  Axsys Technologies, Inc. (a)                                1,600       83,264
  MTS Systems Corporation                                     1,600       57,408
  National Instruments Corporation                            1,900       53,903
  Rofin-Sinar Technologies, Inc. (a)                          1,850       55,870
                                                                     -----------
                                                                         250,445
                                                                     -----------
ENERGY EQUIPMENT & SERVICES - 4.7%
  Core Laboratories N.V. (a) (b)                                550       78,293
  Dril-Quip, Inc. (a)                                           900       56,700
  Superior Well Services, Inc. (a)                            1,650       52,321
  Willbros Group, Inc. (a) (b)                                1,050       46,001
                                                                     -----------
                                                                         233,315
                                                                     -----------
FOOD PRODUCTS - 2.1%
  Chiquita Brands International, Inc. (a)                     2,350       35,649
  Darling International Inc. (a)                              3,950       65,254
                                                                     -----------
                                                                         100,903
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.7%
  Haemonetics Corporation (a)                                 1,100       61,006
  Meridian Bioscience, Inc.                                   2,200       59,224
  Wright Medical Group, Inc. (a)                              2,200       62,502
                                                                     -----------
                                                                         182,732
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES - 5.2%
  inVentiv Health Inc. (a)                                    2,250       62,527
  MWI Veterinary Supply, Inc. (a)                             1,650       54,632
  PAREXEL International Corporation (a)                       3,100       81,561
  PSS World Medical, Inc. (a)                                 3,450       56,235
                                                                     -----------
                                                                         254,955
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 0.7%
  Sonic Corp. (a)                                             2,300       34,040
                                                                     -----------

HOUSEHOLD DURABLES - 1.6%
  Jarden Corporation (a)                                      2,450       44,688
  Tempur-Pedic International Inc.                             4,300       33,583
                                                                     -----------
                                                                          78,271
                                                                     -----------
INSURANCE - 1.1%
  Argo Group International Holdings, Ltd. (a) (b)             1,674       56,179
                                                                     -----------

IT SERVICES - 1.1%
  ManTech International Corporation - Class A (a)             1,150       55,338
                                                                     -----------

MACHINERY - 6.7%
  CIRCOR International, Inc.                                  1,400       68,586
  CLARCOR Inc.                                                1,850       64,935
  Franklin Electric Co., Inc.                                   950       36,841
  Kaydon Corporation                                          1,300       66,833
  Nordson Corporation                                         1,300       94,757
                                                                     -----------
                                                                         331,952
                                                                     -----------
MARINE - 2.3%
  Excel Maritime Carriers Ltd. - Class A (b)                  1,434       56,285
  Kirby Corporation (a)                                       1,150       55,200
                                                                     -----------
                                                                         111,485
                                                                     -----------
METALS & MINING - 0.6%
  Haynes International, Inc. (a)                                550       31,653
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)


--------------------------------------------------------------------------------
COMMON STOCKS                                                SHARES        VALUE
--------------------------------------------------------------------------------
MULTILINE RETAIL - 0.8%
  Conn's, Inc. (a)                                            2,300  $    36,961
                                                                     -----------

OIL & GAS DRILLING - 1.8%
  Atwood Oceanics, Inc. (a)                                     700       87,038
                                                                     -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 6.6%
  Carrizo Oil & Gas, Inc. (a)                                 1,150       78,303
  EXCO Resources, Inc. (a)                                    2,100       77,511
  Parallel Petroleum Corporation (a)                          3,300       66,429
  PetroQuest Energy, Inc. (a)                                 3,800      102,220
                                                                     -----------
                                                                         324,463
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS - 2.5%
  LaSalle Hotel Properties                                    2,000       50,260
  Potlatch Corporation                                        1,578       71,199
                                                                     -----------
                                                                         121,459
                                                                     -----------
ROAD & RAIL - 1.1%
  Landstar System, Inc.                                       1,000       55,220
                                                                     -----------

SOFTWARE - 8.2%
  Blackbaud, Inc.                                             2,250       48,150
  Blackboard Inc. (a)                                         1,200       45,876
  F5 Networks, Inc. (a)                                       1,650       46,893
  i2 Technologies, Inc. (a)                                   2,600       32,318
  Lawson Software, Inc. (a)                                   6,050       43,983
  Nuance Communications, Inc. (a)                             3,500       54,845
  TIBCO Software Inc. (a)                                     8,100       61,965
  Wind River Systems, Inc. (a)                                6,400       69,696
                                                                     -----------
                                                                         403,726
                                                                     -----------
SPECIALTY RETAIL - 1.6%
  Jos. A. Bank Clothiers, Inc. (a)                            1,950       52,163
  Tractor Supply Company (a)                                    950       27,588
                                                                     -----------
                                                                          79,751
                                                                     -----------
TEXTILES, APPAREL & LUXURY GOODS - 1.7%
  Phillips-Van Heusen Corporation                             1,450       53,099
  Under Armour, Inc. - Class A (a)                            1,200       30,768
                                                                     -----------
                                                                          83,867
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
  SBA Communications Corporation - Class A (a)                1,350       48,614
                                                                     -----------

TOTAL COMMON STOCKS
    (Cost $4,302,617)                                                  4,466,768
                                                                     -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 9.5%                                SHARES        VALUE
--------------------------------------------------------------------------------
MONEY MARKET FUNDS - 9.5%
  The AIM STIT - Treasury Portfolio - Institutional Shares 44,188 $ 44,188 Dreyfus Government Cash Management Fund -
    Institutional Shares                                    147,000      147,000
  Federated Government Obligations Fund -
    Institutional Shares                                    147,000      147,000
  Federated Treasury Obligations Fund -
    Institutional Shares                                    132,173      132,173
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $470,361)                                                      470,361
                                                                     -----------

  TOTAL INVESTMENTS - 100.2%
    (Cost $4,772,978)                                                  4,937,129

  Liabilities in Excess of Other Assets - (0.2)%                        (10,200)
                                                                     -----------
  TOTAL NET ASSETS - 100.0%                                          $ 4,926,929
                                                                     ===========

     (a)  Non-income producing security.

     (b)  U.S. Dollar-denominated foreign security.

     FAS  157 - SUMMARY OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

     The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

     Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2008:

                                                                         OTHER
                                                 INVESTMENTS IN      FINANCIAL
                  DESCRIPTION                        SECURITIES    INSTRUMENTS*
     Level 1 - Quoted prices                         $4,937,129    $         --
     Level 2 - Other significant observable inputs           --              --
     Level 3 - Significant unobservable inputs               --              --
--------------------------------------------------------------------------------
     Total                                           $4,937,129              --
--------------------------------------------------------------------------------

     * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument


   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------
CORPORATE                                                 PRINCIPAL
BONDS - 68.0%                                                AMOUNT       VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.8%
  Raytheon Company
    5.50%, 11/15/2012                                    $  100,000  $   102,642
  United Technologies Corporation
    6.35%, 03/01/2011                                       150,000      157,933
                                                                     -----------
                                                                         260,575
                                                                     -----------
BEVERAGES - 3.5%
  The Coca Cola Company
    5.35%, 11/15/2017                                       150,000      151,475
  PepsiCo, Inc.
    4.65%, 02/15/2013                                       175,000      177,781
                                                                     -----------
                                                                         329,256
                                                                     -----------
BUILDING PRODUCTS - 1.1%
  Masco Corporation
    5.75%, 10/15/2008                                       100,000      100,248
                                                                     -----------

CHEMICALS - 2.5%
  The Lubrizol Corporation
    5.50%, 10/01/2014                                       250,000      239,027
                                                                     -----------

COMMERCIAL BANKS - 3.4%
  Landesbank Baden-Wuerttemberg (a)
    6.35%, 04/01/2012                                        45,000       49,079
  Northern Trust Company
    7.10%, 08/01/2009                                       168,000      171,423
  Wells Fargo & Company
    5.25%, 10/23/2012                                       100,000      100,657
                                                                     -----------
                                                                         321,159
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES - 1.6%
  Pitney Bowes Inc.
    4.625%, 10/01/2012                                      150,000      148,794
                                                                     -----------

COMMUNICATIONS EQUIPMENT - 4.4%
  Cisco Systems, Inc.
    5.25%, 02/22/2011                                       150,000      154,533
  Motorola, Inc.
    7.625%, 11/15/2010                                      250,000      254,981
                                                                     -----------
                                                                         409,514
                                                                     -----------
COMPUTERS & PERIPHERALS - 1.6%
  International Business Machines Corporation
    4.95%, 03/22/2011                                       150,000      153,732
                                                                     -----------

CONSUMER FINANCE - 2.1%
  Western Union Company
    5.93%, 10/01/2016                                       200,000      196,469
                                                                     -----------

DIVERSIFIED FINANCIAL SERVICES - 1.4%
  AXA Financial, Inc.
    7.75%, 08/01/2010                                        25,000       26,371
  Textron Financial Corporation
    6.00%, 11/20/2009                                       100,000      103,796
                                                                     -----------
                                                                         130,167
                                                                     -----------
DIVERSIFIED MANUFACTURING - 1.0%
  Honeywell International Inc.
    4.25%, 03/01/2013                                       100,000       98,686
                                                                     -----------

--------------------------------------------------------------------------------
CORPORATE                                                 PRINCIPAL
BONDS                                                        AMOUNT       VALUE
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.9%
  BellSouth Corporation
    6.00%, 10/15/2011                                    $  100,000  $   103,073
  Verizon Global Funding Corp.:
    7.25%, 12/01/2010                                        10,000       10,622
    7.375%, 09/01/2012                                      150,000      161,988
                                                                     -----------
                                                                         275,683
                                                                     -----------
ELECTRICAL EQUIPMENT - 0.5%
  Arrow Electronics, Inc.
    9.15%, 10/01/2010                                        40,000       43,068
                                                                     -----------

ENERGY EQUIPMENT & SERVICES - 2.6%
  Baker Hughes Incorporated
    6.00%, 02/15/2009                                       100,000      101,093
  Halliburton Company
    5.50%, 10/15/2010                                        40,000       41,461
  Weatherford International, Inc.
    6.35%, 06/15/2017                                       100,000      101,460
                                                                     -----------
                                                                         244,014
                                                                     -----------
FOOD & STAPLES RETAILING - 1.1%
  Costco Wholesale Corporation
    5.30%, 03/15/2012                                       100,000      103,515
                                                                     -----------

FOOD PRODUCTS - 2.1%
  The Hershey Company
    4.85%, 08/15/2015                                       200,000      195,918
                                                                     -----------

HOUSEHOLD PRODUCTS - 3.8%
  Kimberly-Clark Corporation
    5.625%, 02/15/2012                                      100,000      103,926
  The Procter & Gamble Company
    8.00%, 09/01/2024
    Putable 09/01/2014                                      200,000      250,998
                                                                     -----------
                                                                         354,924
                                                                     -----------
INVESTMENT BANK & BROKERAGE - 2.8%
  Credit Suisse First Boston USA
    6.50%, 01/15/2012                                        45,000       46,736
  The Goldman Sachs Group, Inc.:
    5.15%, 01/15/2014                                        30,000       29,073
    5.125%, 01/15/2015                                      200,000      191,701
                                                                     -----------
                                                                         267,510
                                                                     -----------
MACHINERY - 1.1%
  Dover Corporation
    6.50%, 02/15/2011                                       100,000      104,959
                                                                     -----------

MEDIA - 1.7%
  The Walt Disney Company
    6.375%, 03/01/2012                                      150,000      159,717
                                                                     -----------

METALS & MINING - 1.6%
  Alcoa Inc.
    6.00%, 01/15/2012                                       150,000      150,284
                                                                     -----------

MULTILINE RETAIL - 3.2%
  J.C. Penney Company, Inc.
    7.65%, 08/15/2016                                       200,000      200,512
  Target Corporation
    6.35%, 01/15/2011                                       100,000      104,348
                                                                     -----------
                                                                         304,860
                                                                     -----------


   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)


--------------------------------------------------------------------------------
CORPORATE                                                 PRINCIPAL
BONDS                                                        AMOUNT       VALUE
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 12.7%
  Amerada Hess Corporation
    6.65%, 08/15/2011                                    $  100,000   $  104,959
  Apache Corporation
    6.25%, 04/15/2012                                       100,000      105,170
  Burlington Resources Finance Company (a)
    6.68%, 02/15/2011                                       100,000      105,677
  Conoco Funding Company (a)
    6.35%, 10/15/2011                                       100,000      105,834
  Noble Energy, Inc.
    5.25%, 04/15/2014                                       200,000      189,890
  Occidental Petroleum Corporation
    6.75%, 01/15/2012                                       100,000      107,488
  ONEOK, Inc.
    5.20%, 06/15/2015                                        40,000       37,869
  USX Corporation
    9.125%, 01/15/2013                                      200,000      227,748
  XTO Energy, Inc.
    6.25%, 04/15/2013                                       200,000      206,171
                                                                     -----------
                                                                       1,190,806
                                                                     -----------
REAL ESTATE - 0.7%
  Health Care Property Investors, Inc.
    6.45%, 06/25/2012                                        20,000       19,185
  Health Care REIT, Inc.
    8.00%, 09/12/2012                                        50,000       50,422
                                                                     -----------
                                                                          69,607
                                                                     -----------
RESTAURANTS - 1.1%
  McDonald's Corporation
    6.00%, 04/15/2011                                       100,000      104,356
                                                                     -----------

ROAD & RAIL - 1.5%
  Burlington Northern Santa Fe Corporation:
    6.125%, 03/15/2009                                       40,000       40,374
    6.75%, 07/15/2011                                       100,000      104,944
                                                                     -----------
                                                                         145,318
                                                                     -----------
SOFTWARE - 1.0%
  Oracle Corporation
    5.25%, 01/15/2016                                       100,000       98,548
                                                                     -----------

SPECIALTY RETAIL - 2.2%
  The Home Depot, Inc.
    4.625%, 08/15/2010                                      100,000       98,728
  Lowe's Companies, Inc.
    8.25%, 06/01/2010                                       100,000      107,177
                                                                     -----------
                                                                         205,905
                                                                     -----------
TOTAL CORPORATE BONDS
    (Cost $6,459,223)                                                  6,406,619
                                                                     -----------

--------------------------------------------------------------------------------
MUNICIPAL BONDS - 5.1%
--------------------------------------------------------------------------------
  Fiscal Year 2005 Securitization Corp. NY
    3.40%, 08/15/2008                                       110,000      110,107
  Southern California Public Power Authority Power Project
    6.93%, 05/15/2017                                       330,000      373,877
                                                                     -----------

TOTAL MUNICIPAL BONDS
    (Cost $483,924)                                                      483,984
                                                                     -----------

--------------------------------------------------------------------------------
                                                          SHARES OR
PREFERRED                                                 PRINCIPAL
STOCKS - 3.0%                                                AMOUNT       VALUE
--------------------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 3.0%
  The Goldman Sachs Group, Inc.
    Callable 10/31/2010                                       9,500   $  204,060
  Lehman Brothers Holdings, Inc.
    Callable 10/31/2008                                       4,500       73,800
                                                                     -----------

TOTAL PREFERRED STOCKS
  (Cost $349,640)                                                        277,860
                                                                     -----------

--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY ISSUES - 19.8%
--------------------------------------------------------------------------------
FANNIE MAE - 1.1%
  5.30%, 05/07/2012
    Callable 11/07/2008                                  $  100,000      100,870
                                                                     -----------

FEDERAL HOME LOAN BANK - 3.9%
  4.625%, 10/10/2012                                        150,000      153,782
  5.50%, 08/13/2014                                         200,000      212,746
                                                                     -----------
                                                                         366,528
                                                                     -----------
FREDDIE MAC - 2.1%
  5.40%, 03/02/2012
    Callable 09/02/2008                                     100,000      100,434
  5.60%, 10/17/2013
    Callable 10/17/2008                                     100,000      100,734
                                                                     -----------
                                                                         201,168
                                                                     -----------
U.S. TREASURY INFLATION INDEXED BOND - 2.6%
  1.625%, 01/15/2015                                        236,261      244,068
                                                                     -----------

U.S. TREASURY NOTES - 10.1%
  4.25%, 09/30/2012                                         200,000      208,297
  4.25%, 11/15/2014                                         200,000      208,875
  4.25%, 08/15/2015                                         200,000      207,859
  5.125%, 05/15/2016                                        300,000      327,188
                                                                     -----------
                                                                         952,219
                                                                     -----------
TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $1,780,204)                                                  1,864,853
                                                                     -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.6%
--------------------------------------------------------------------------------
MONEY MARKET FUND - 2.6%
  Federated Government Obligations Fund -
    Institutional Shares                                    240,802      240,802
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $240,802)                                                      240,802
                                                                     -----------

  TOTAL INVESTMENTS - 98.5%
    (Cost $9,313,793)                                                  9,274,118

  Other Assets in Excess of Liabilities - 1.5%                           141,373
                                                                     -----------

  TOTAL NET ASSETS - 100.0%                                          $ 9,415,491
                                                                     ===========

     (a)  U.S. Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                            JUNE 30, 2008 (UNAUDITED)


     FAS 157 - SUMMARY OF FAIR VALUE EXPOSURE AT JUNE 30, 2008

     The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

     Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2008:


                                                                         OTHER
                                                 INVESTMENTS IN      FINANCIAL
                  DESCRIPTION                        SECURITIES    INSTRUMENTS*
     Level 1 - Quoted prices                         $  518,662     $        --
     Level 2 - Other significant observable inputs    8,755,456              --
     Level 3 - Significant unobservable inputs               --              --
     ---------------------------------------------------------------------------
     Total                                           $9,274,118     $        --
     ---------------------------------------------------------------------------

     * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

   The accompanying notes are an integral part of these financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2008 (UNAUDITED)

                                                                                                           LKCM
                                                                               LKCM           LKCM        AQUINAS        LKCM
                                                                              AQUINAS        AQUINAS     SMALL CAP   AQUINAS FIXED
                                                                            VALUE FUND    GROWTH FUND       FUND      INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *................................................    $34,965,032    $40,645,107   $ 4,937,129   $ 9,274,118
Cash...................................................................             --            340            --            --
Dividends and interest receivable......................................          9,197         11,289         2,837       142,675
Receivable from Adviser................................................             --             --            --        10,859
Receivable for fund shares sold........................................         30,920        115,191         4,144         1,387
Other assets...........................................................         13,290         12,786        10,325        10,381
                                                                           -----------    -----------   -----------   -----------
  Total assets.........................................................     35,018,439     40,784,713     4,954,435     9,439,420
                                                                           -----------    -----------   -----------   -----------

LIABILITIES:
Payable for investment advisory fees...................................         80,910         92,133           824            --
Payable for fund shares redeemed.......................................         12,785          8,978           284         4,340
Distribution expense payable...........................................         43,541         61,075        11,865            --
Accrued expenses and other liabilities.................................         24,472         30,148        14,533        19,589
                                                                           -----------    -----------   -----------   -----------
  Total liabilities...................................................         161,708        192,334        27,506        23,929
                                                                           -----------    -----------   -----------   -----------
Net assets.............................................................    $34,856,731    $40,592,379   $ 4,926,929   $ 9,415,491
                                                                           ===========    ===========   ===========   ===========

NET ASSETS CONSIST OF:
Paid in capital........................................................    $30,819,934    $33,658,751   $ 4,820,357   $ 9,774,740
Undistributed net investment income....................................         15,622             --            --         4,995
Accumulated net realized gain (loss) on securities.....................      2,159,214      1,282,368       (57,579)     (324,569)
Net unrealized appreciation/depreciation on investments................      1,861,961      5,651,260       164,151       (39,675)
                                                                           -----------    -----------   -----------   -----------
NET ASSETS.............................................................    $34,856,731    $40,592,379   $ 4,926,929   $ 9,415,491
                                                                           ===========    ===========   ===========   ===========

NET ASSETS.............................................................    $34,856,731    $40,592,379   $ 4,926,929   $ 9,415,491
Shares of beneficial interest outstanding
  (unlimited shares of no par value
  authorized)..........................................................      2,947,392      2,572,393       841,110       968,522
Net asset value per share
  (offering and redemption price)......................................    $     11.83    $     15.78   $      5.86   $      9.72
                                                                           ===========    ===========   ===========   ===========

* Cost of Investments..................................................    $33,103,071    $34,993,847   $ 4,772,978   $ 9,313,793
                                                                           ===========    ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

                                                                                                           LKCM
                                                                               LKCM           LKCM        AQUINAS        LKCM
                                                                              AQUINAS        AQUINAS     SMALL CAP   AQUINAS FIXED
                                                                            VALUE FUND    GROWTH FUND       FUND      INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *............................................................    $   267,310    $   204,896    $   25,406    $   10,948
Interest...............................................................         15,631         23,334         7,420       221,866
                                                                           -----------    -----------    ----------    ----------
  Total income.........................................................        282,941        228,230        32,826       232,814
                                                                           -----------    -----------    ----------    ----------

EXPENSES:
Investment advisory fees ..............................................        161,602        182,253        45,342        28,008
Distribution expense ..................................................         44,889         50,626        11,335            --
Accounting and transfer agent fees and expenses........................         27,332         28,577        19,372        32,542
Administrative fees....................................................         14,893         17,012        10,160        12,558
Federal and state registration.........................................          9,364         10,261         8,430         8,374
Professional fees......................................................          4,796          5,759         1,314         1,517
Custody fees and expenses..............................................          3,044          2,617         5,306         1,625
Reports to shareholders................................................          3,344          4,845           958         1,601
Trustees' fees.........................................................          1,870          2,403           504           594
Other .................................................................          2,826          3,735         4,012         1,602
                                                                           -----------    -----------    ----------    ----------
  Total expenses.......................................................        273,960        308,088       106,733        88,421
  Less, expense waiver and/or
    reimbursement......................................................         (4,624)        (4,333)      (38,721)      (51,077)
                                                                           -----------    -----------    ----------    ----------
  Net expenses.........................................................        269,336        303,755        68,012        37,344
                                                                           -----------    -----------    ----------    ----------
Net investment income (loss)...........................................         13,605        (75,525)      (35,186)      195,470
                                                                           -----------    -----------    ----------    ----------

Net realized gain (loss) on investments................................      2,392,275      1,292,714        59,470       (20,841)
Net change in unrealized appreciation/depreciation on investments......     (6,063,951)    (2,779,669)     (891,767)     (118,416)
                                                                           -----------    -----------    ----------    ----------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS.......................................................     (3,671,676)    (1,486,955)     (832,297)     (139,257)
                                                                           -----------    -----------    ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............................................    $(3,658,071)   $(1,562,480)   $ (867,483)   $   56,213
                                                                           ===========    ===========    ==========    ==========

* Net of foreign taxes withheld........................................    $       238    $     5,643    $       --    $       --
                                                                           ===========    ===========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                LKCM AQUINAS                   LKCM AQUINAS
                                                                                 VALUE FUND                     GROWTH FUND
                                                                         ---------------------------   ---------------------------
                                                                          Six Months                     Six Months
                                                                             Ended       Year Ended         Ended      Year Ended
                                                                        June 30, 2008   December 31,   June 30, 2008  December 31,
                                                                          (Unaudited)       2007        (Unaudited)       2007
                                                                         -----------    -----------     -----------   -----------
OPERATIONS:
Net investment income (loss)............................................  $   13,605     $  252,529       $ (75,525)   $   29,698
Net realized gain on investments .......................................   2,392,275      3,502,096       1,292,714     2,019,728
Net change in unrealized appreciation/depreciation on investments.......  (6,063,951)      (691,756)     (2,779,669)    4,015,716
                                                                         -----------    -----------     -----------   -----------

  Net increase (decrease) in net assets
   resulting from operations............................................  (3,658,071)     3,062,869      (1,562,480)    6,065,142
                                                                         -----------    -----------     -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................          --       (250,508)             --       (20,003)
Net realized gain on investments........................................          --     (4,185,220)             --    (2,517,833)
                                                                         -----------    -----------     -----------   -----------
                                                                                  --     (4,435,728)             --    (2,537,836)
                                                                         -----------    -----------     -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)......................................   1,079,091     (1,017,203)         82,160   (20,451,459)
                                                                         -----------    -----------     -----------   -----------

Total decrease in net assets............................................  (2,578,980)    (2,390,062)     (1,480,320)  (16,924,153)

NET ASSETS:
Beginning of period.....................................................  37,435,711     39,825,773      42,072,699    58,996,852
                                                                         -----------    -----------     -----------   -----------
End of period *......................................................... $34,856,731    $37,435,711     $40,592,379   $42,072,699
                                                                         ===========    ===========     ===========   ===========

* Including undistributed net
  investment income of:................................................. $    15,622    $     2,017     $        --   $        --
                                                                         ===========    ===========     ===========   ===========

                                                                                LKCM AQUINAS                  LKCM AQUINAS
                                                                               SMALL CAP FUND               FIXED INCOME FUND
                                                                         ---------------------------   ---------------------------
                                                                          Six Months                     Six Months
                                                                             Ended       Year Ended         Ended      Year Ended
                                                                        June 30, 2008   December 31,   June 30, 2008  December 31,
                                                                          (Unaudited)       2007        (Unaudited)       2007
                                                                         -----------    -----------     -----------   -----------
OPERATIONS:
Net investment income (loss)............................................ $   (35,186)   $   (54,314)    $   195,470   $   604,202
Net realized gain (loss) on investments ................................      59,470        226,452         (20,841)     (181,963)
Net change in unrealized appreciation/depreciation
  on investments........................................................    (891,767)      (168,614)       (118,416)      385,037
                                                                         -----------    -----------     -----------   -----------

  Net increase (decrease) in net assets
   resulting from operations............................................    (867,483)         3,524          56,213       807,276
                                                                         -----------    -----------     -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................          --             --        (194,160)     (601,189)
Net realized gain on investments........................................          --       (190,372)             --            --
                                                                         -----------    -----------     -----------   -----------
                                                                                  --       (190,372)       (194,160)     (601,189)
                                                                         -----------    -----------     -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).................................  (4,996,039)        20,453         320,827   (30,591,741)
                                                                         -----------    -----------     -----------   -----------

Total increase (decrease) in net assets.................................  (5,863,522)      (166,395)        182,880   (30,385,654)

NET ASSETS:
Beginning of period.....................................................  10,790,451     10,956,846       9,232,611    39,618,265
                                                                         -----------    -----------     -----------   -----------
End of period *......................................................... $ 4,926,929    $10,790,451     $ 9,415,491   $ 9,232,611
                                                                         ===========    ===========     ===========   ===========

* Including undistributed net
  investment income of:................................................. $        --    $        --     $     4,996   $     3,685
                                                                         ===========    ===========     ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                               LKCM AQUINAS VALUE FUND
                                                   Six Months       Year          Year          Year          Year         Year
                                                      Ended        Ended         Ended         Ended         Ended         Ended
                                                 June 30, 2008  December 31,  December 31,  December 31,  December 31,  December 31,
                                                  (Unaudited)      2007          2006         2005(1)        2004          2003
                                                   --------      --------      --------      --------      --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD...........   $  13.07      $  13.71      $  12.24      $  11.77      $  10.17      $   7.95
                                                   --------      --------      --------      --------      --------      --------
Net investment income ..........................       0.00(2)       0.10          0.07          0.04          0.02          0.03
Net realized and unrealized gain (loss)
   on investments...............................      (1.24)         1.01          1.95          0.44          1.60          2.22
                                                   --------      --------      --------      --------      --------      --------
   Total from investment operations.............      (1.24)         1.11          2.02          0.48          1.62          2.25
                                                   --------      --------      --------      --------      --------      --------
Dividends from net investment income............         --         (0.10)        (0.11)        (0.01)        (0.02)        (0.03)
Distributions from net realized gains...........         --         (1.65)        (0.44)           --            --            --
                                                   --------      --------      --------      --------      --------      --------
   Total dividends and distributions............         --         (1.75)        (0.55)        (0.01)        (0.02)        (0.03)
                                                   --------      --------      --------      --------      --------      --------
NET ASSET VALUE - END OF PERIOD.................   $  11.83      $  13.07      $  13.71      $  12.24      $  11.77      $  10.17
                                                   ========      ========      ========      ========      ========      ========
TOTAL RETURN....................................    (9.49)%(3)      8.05%        16.51%         4.13%        15.93%        28.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........   $ 34,857      $ 37,436      $ 39,826      $ 42,690      $ 42,765      $ 40,470
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....      1.53%(4)      1.49%         1.49%         1.55%         1.57%         1.59%
  After expense waiver and/or reimbursement.....      1.50%(4)      1.49%         1.49%         1.52%(5)      1.53%         1.50%
Ratio of net investment income to average
  net assets:
  Before expense waiver and/or reimbursement....      0.05%(4)      0.65%         0.44%         0.34%         0.17%         0.21%
  After expense waiver and/or reimbursement.....      0.08%(4)      0.65%         0.44%         0.37%         0.21%         0.30%
Portfolio turnover rate.........................        42%           62%           47%           71%           61%           70%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Value Fund. The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment
     Advisers, Inc. to Luther King Capital Management Corporation.

(2)  Less than $0.005.

(3)  Not annualized.

(4)  Annualized.

(5) The LKCM Aquinas Value Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

                                                                              LKCM AQUINAS GROWTH FUND
                                                   Six Months       Year          Year          Year          Year         Year
                                                      Ended        Ended         Ended         Ended         Ended         Ended
                                                 June 30, 2008  December 31,  December 31,  December 31,  December 31,  December 31,
                                                  (Unaudited)      2007          2006         2005(1)        2004          2003
                                                   --------      --------      --------      --------      --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD...........   $  16.38      $ 15.45       $  15.61      $  14.67      $  13.58      $  11.26
                                                   --------      --------      --------      --------      --------      --------
Net investment income (loss)....................      (0.03)(2)     0.01          (0.06)(2)      0.03         (0.07)        (0.08)
Net realized and unrealized gain (loss)
   on investments...............................      (0.57)        1.97           0.03          1.31          1.16          2.40
                                                   --------      --------      --------      --------      --------      --------
   Total from investment operations.............      (0.60)        1.98          (0.03)         1.34          1.09          2.32
                                                   --------      --------      --------      --------      --------      --------
Dividends from net investment income............         --        (0.01)            --         (0.03)           --            --
Distributions from net realized gains...........         --        (1.04)         (0.13)        (0.37)           --            --
                                                   --------      --------      --------      --------      --------      --------
   Total dividends and distributions............         --        (1.05)         (0.13)        (0.40)           --            --
                                                   --------      --------      --------      --------      --------      --------
NET ASSET VALUE - END OF PERIOD.................   $  15.78      $  16.38      $  15.45      $  15.61      $  14.67      $  13.58
                                                   ========      ========      ========      ========      ========      ========

TOTAL RETURN....................................    (3.66)%(3)    12.75%        (0.22)%         9.15%         8.03%        20.60%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........   $ 40,592      $ 42,073      $ 58,997      $ 74,606      $ 58,434      $ 57,818
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....      1.52%(4)      1.47%         1.46%         1.51%         1.55%         1.58%
  After expense waiver and/or reimbursement.....      1.50%(4)      1.47%         1.46%         1.51%(5)      1.53%         1.50%
Ratio of net investment income (loss)
  to average net assets:
  Before expense waiver and/or reimbursement....    (0.39)%(4)      0.06%       (0.36)%         0.25%       (0.50)%       (0.70)%
  After expense waiver and/or reimbursement.....    (0.37)%(4)      0.06%       (0.36)%         0.25%       (0.48)%       (0.62)%
Portfolio turnover rate.........................        30%           40%           73%          114%          196%          105%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Growth Fund. The assets of the Aquinas Growth
     Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas
     Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(3)  Not annualized.

(4)  Annualized.

(5) The LKCM Aquinas Growth Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                             LKCM AQUINAS SMALL CAP FUND
                                                   Six Months       Year          Year          Year          Year         Year
                                                      Ended        Ended         Ended         Ended         Ended         Ended
                                                 June 30, 2008  December 31,  December 31,  December 31,  December 31,  December 31,
                                                  (Unaudited)      2007          2006         2005(1)        2004          2003
                                                   --------      --------      --------      --------      --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD...........   $   6.47      $   6.58      $   5.82      $   5.66      $   5.50      $   4.21
                                                   --------      --------      --------      --------      --------      --------
Net investment loss.............................      (0.02)(2)     (0.03)(3)     (0.04)(3)     (0.07)(3)     (0.09)        (0.08)
Net realized and unrealized gain (loss)
   on investments...............................      (0.59)         0.04          0.80          0.23          0.25          1.37
                                                   --------      --------      --------      --------      --------      --------
   Total from investment operations.............      (0.61)         0.01          0.76          0.16          0.16          1.29
                                                   --------      --------      --------      --------      --------      --------
Distributions from net realized gains...........         --         (0.12)           --            --            --            --
                                                   --------      --------      --------      --------      --------      --------
NET ASSET VALUE - END OF PERIOD.................   $  5.86       $   6.47      $   6.58      $   5.82      $   5.66      $   5.50
                                                   ========      ========      ========      ========      ========      ========
TOTAL RETURN....................................    (9.43)%(4)      0.08%        13.06%         2.83%         2.91%        30.64%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........   $  4,927      $ 10,790      $ 10,957      $  7,064      $  7,575      $  7,283
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....      2.35%(5)      2.18%         2.32%         2.65%         2.76%         2.99%
  After expense waiver and/or reimbursement.....      1.50%(5)      1.50%         1.50%         1.73%(6)      1.95%         1.95%
Ratio of net investment loss to average
  net assets:
  Before expense waiver and/or reimbursement....    (1.63)%(5)    (1.18)%       (1.53)%       (2.09)%       (2.62)%       (2.74)%
  After expense waiver and/or reimbursement.....    (0.78)%(5)    (0.50)%       (0.71)%       (1.17)%       (1.81)%       (1.70)%
Portfolio turnover rate.........................        36%           66%           91%          148%          260%          161%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Small-Cap Fund. The assets of the Aquinas
     Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11,
     2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management
     Corporation.

(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(4)  Not annualized.

(5)  Annualized.

(6)  The LKCM Aquinas Small Cap Fund implemented a voluntary expense cap of
     1.50% effective July 11, 2005.

                                                                                  LKCM AQUINAS FIXED INCOME FUND
                                                   Six Months       Year          Year          Year          Year         Year
                                                      Ended        Ended         Ended         Ended         Ended         Ended
                                                 June 30, 2008  December 31,  December 31,  December 31,  December 31,  December 31,
                                                  (Unaudited)      2007          2006         2005(1)        2004          2003
                                                   --------      --------      --------      --------      --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD...........    $  9.86      $   9.81      $   9.84      $  10.06      $  10.16      $  10.23
                                                   --------      --------      --------      --------      --------      --------
Net investment income ..........................       0.21          0.42(2)       0.40          0.37          0.34          0.35
Net realized and unrealized gain (loss)
   on investments...............................      (0.14)         0.15         (0.03)        (0.19)         0.09          0.14
                                                   --------      --------      --------      --------      --------      --------
   Total from investment operations.............       0.07          0.57          0.37          0.18          0.43          0.49
                                                   --------      --------      --------      --------      --------      --------
Dividends from net investment income............      (0.21)        (0.52)        (0.40)        (0.36)        (0.38)        (0.40)
Distributions from net realized gains...........         --            --            --         (0.04)        (0.15)        (0.16)
                                                   --------      --------      --------      --------      --------      --------
   Total dividends and distributions............      (0.21)        (0.52)        (0.40)        (0.40)        (0.53)        (0.56)
                                                   --------      --------      --------      --------      --------      --------
NET ASSET VALUE - END OF PERIOD.................   $   9.72      $   9.86      $   9.81      $   9.84      $  10.06      $  10.16
                                                   ========      ========      ========      ========      ========      ========
TOTAL RETURN....................................      0.64%(3)      5.95%         3.82%         1.75%         4.35%         4.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........   $  9,415      $  9,233      $ 39,618      $ 42,782      $ 46,116      $ 44,760
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement....      1.89%(4)      1.46%         0.99%         1.11%         1.19%         1.20%
  After expense waiver and/or reimbursement.....      0.80%(4)      0.80%         0.80%         0.93%(5)      1.02%         1.00%
Ratio of net investment income to average
   net assets:
  Before expense waiver and/or reimbursement....      3.10%(4)      4.11%         3.73%         3.34%         3.20%         3.23%
  After expense waiver and/or reimbursement.....      4.19%(4)      3.45%         3.92%         3.52%         3.37%         3.43%
Portfolio turnover rate.........................         9%           18%           24%          152%          147%          276%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Fixed Income Fund. The assets of the Aquinas
     Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on
     July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management
     Corporation.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(3)  Not annualized.

(4)  Annualized.

(5)  The LKCM Aquinas Fixed Income Fund implemented a voluntary expense cap of
     0.80% effective July 11, 2005.


   The accompanying notes are an integral part of these financial statements.

                                   LKCM FUNDS
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series of shares, four of which are the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds (collectively, the "Funds") and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that Luther King Capital Management Corporation (the "Adviser") believes to be undervalued relative to a company's earnings growth rate. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that the Adviser believes generally have above-average growth in revenue and/or earnings, above average returns on shareholders' equity, under-leveraged balance sheets and potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Aquinas Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. The Funds adopted the provisions of SFAS 157 effective with the beginning of the Funds' fiscal year. Management has determined that SFAS No. 157 had no material impact on the Funds' financial statements.

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161, and the impact on the Funds' financial statement disclosures, if any, is currently being assessed.

     2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Aquinas Fixed Income Fund generally intends to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

     6. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     7. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

9. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the six months ended June 30, 2008, the Adviser waived and/or reimbursed the following expenses:

                                      LKCM       LKCM       LKCM        LKCM
                                     AQUINAS    AQUINAS    AQUINAS     AQUINAS
                                     VALUE      GROWTH    SMALL CAP     FIXED
                                      FUND       FUND       FUND     INCOME FUND
Annual Advisory Rate                  0.90%      0.90%      1.00%       0.60%
Annual Cap on Expenses                1.50%      1.50%      1.50%       0.80%
Expenses Waived and/or Reimbursed    $4,624     $4,333     $38,721     $51,077

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Aquinas Funds. U.S. Bank, N.A. serves as custodian for all LKCM Aquinas Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets for the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds. For the six months ended June 30, 2008, fees accrued by the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $44,889, $50,626 and $11,335, respectively.

C. FUND SHARES: At June 30, 2008, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

AQUINAS VALUE FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2008                                DECEMBER 31, 2007
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------   ------------
Shares sold                                       236,844    $ 2,990,289                         458,237   $  6,662,878
Shares issued to shareholders in
   reinvestment of distributions                       --             --                         328,011      4,296,941
Shares redeemed                                  (153,413)    (1,911,690)                       (826,557)   (11,977,038)
Redemption fee                                                       492                                             16
                                                ---------    -----------                       ---------   ------------
Net increase (decrease)                            83,431    $ 1,079,091                         (40,309)  $ (1,017,203)
                                                             ===========                                   ============

SHARES OUTSTANDING:
Beginning of period                             2,863,961                                      2,904,270
                                                ---------                                      ---------
End of period                                   2,947,392                                      2,863,961
                                                =========                                      =========

AQUINAS GROWTH FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2008                                DECEMBER 31, 2007
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------   ------------
Shares sold                                       170,061    $ 2,711,227                         266,840   $  4,380,727
Shares issued to shareholders in
   reinvestment of distributions                       --             --                         151,294      2,500,879
Shares redeemed                                  (166,944)    (2,629,071)                     (1,666,606)   (27,333,099)
Redemption fee                                                         4                                             34
                                               ----------    -----------                      ----------   ------------
Net increase (decrease)                             3,117    $    82,160                      (1,248,472)  $(20,451,459)
                                                             ===========                                   ============

SHARES OUTSTANDING:
Beginning of period                             2,569,276                                      3,817,748
                                               ----------                                     ----------
End of period                                   2,572,393                                      2,569,276
                                               ==========                                     ==========

AQUINAS SMALL CAP FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2008                                DECEMBER 31, 2007
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------   ------------
Shares sold                                       107,458    $   645,722                         222,038   $  1,529,702
Shares issued to shareholders in
   reinvestment of distributions                       --             --                          26,610        173,229
Shares redeemed                                  (934,835)    (5,641,761)                       (246,359)    (1,682,478)
                                               ----------    -----------                      ----------   ------------
Net increase (decrease)                          (827,377)   $(4,996,039)                          2,289   $     20,453
                                                             ===========                                   ============

SHARES OUTSTANDING:
Beginning of period                             1,668,487                                      1,666,198
                                               ----------                                     ----------
End of period                                     841,110                                      1,668,487
                                               ==========                                     ==========

AQUINAS FIXED INCOME FUND
                                                   SIX MONTHS ENDED                                  YEAR ENDED
                                                     JUNE 30, 2008                                DECEMBER 31, 2007
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------   ------------
Shares sold                                        57,556    $   573,486                         210,406   $  2,073,336
Shares issued to shareholders in
   reinvestment of distributions                   18,638        183,349                          55,972        546,329
Shares redeemed                                   (43,614)      (436,014)                     (3,367,449)   (33,212,629)
Redemption fee                                                         6                                          1,223
                                               ----------    -----------                      ----------   ------------
Net increase (decrease)                            32,580    $   320,827                      (3,101,071)  $(30,591,741)
                                                             ===========                                   ============

SHARES OUTSTANDING:
Beginning of period                               935,942                                      4,037,013
                                               ----------                                     ----------
End of period                                     968,522                                        935,942
                                               ==========                                     ==========

From time to time, the Funds may have a concentration of shares held by controlling persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A person who controls a fund may be able to determine the outcome of any matter submitted to a vote of shareholders. As of June 30, 2008, one foundation may be deemed to be a controlling person in the Aquinas Value Fund.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2008 were as follows:

                                                        PURCHASES                                       SALES
                                                   U.S.                                          U.S.
                                               GOVERNMENT       OTHER                         GOVERNMENT       OTHER
                                               ----------       -----                         ----------       -----
LKCM Aquinas Value Fund                           $  ____    $14,608,454                         $  ____    $14,609,616
LKCM Aquinas Growth Fund                             ____     11,686,382                            ____     11,984,292
LKCM Aquinas Small Cap Fund                          ____      2,965,815                            ____      7,624,874
LKCM Aquinas Fixed Income Fund                       ____      1,114,882                         200,000        581,333

E. TAX INFORMATION: At December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                                              LKCM                 LKCM
                                                      LKCM                LKCM               AQUINAS              AQUINAS
                                                    AQUINAS              AQUINAS           SMALL CAP           FIXED INCOME
                                                   VALUE FUND          GROWTH FUND            FUND                 FUND
                                                -------------          -----------         ---------           ------------
Cost of Investments                             $  29,737,967          $33,874,972          $9,753,379         $  8,943,069
                                                =============          ===========          ==========         ============
Gross Unrealized Appreciation                   $   8,747,572          $ 8,615,491          $1,783,037         $    155,417
Gross Unrealized Depreciation                        (827,509)            (184,562)           (729,049)             (75,878)
                                                -------------          -----------          ----------         ------------
Net Unrealized Appreciation                     $   7,920,063          $ 8,430,929          $1,053,988         $     79,539
                                                =============          ===========          ==========         ============
Undistributed Ordinary Income                        $  2,017          $        --          $       --         $      2,887
Undistributed Long-Term
  Capital Gain                                             --                   --                  --                   --
                                                -------------          -----------          ----------         ------------
Total Distributable Earnings                         $  2,017          $        --          $       --         $      2,887
                                                =============          ===========          ==========         ============
Other Accumulated
  Losses                                           $ (227,212)         $   (10,346)         $ (115,119)        $   (303,728)
                                                -------------          -----------          ----------         ------------
Total Accumulated
  Earnings (Losses)                             $   7,694,868          $ 8,420,583          $  938,869         $   (221,302)
                                                =============          ===========          ==========         ============

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales. At December 31, 2007 the accumulated capital loss carryforwards were as follows:

                                                     LKCM
                                                    AQUINAS
                                                  FIXED INCOME
                                                      FUND
                                                      ----
Expiring in 2014                                   $  117,865
Expiring in 2015                                      184,058
                                                   ----------
Total capital loss
  carryforwards                                    $  301,923
                                                   ==========

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. For the year ended December 31, 2007, capital loss carryforwards of $152,193 were utilized by the LKCM Aquinas Small Cap Fund.

At December 31, 2007, the following Funds deferred, on a tax basis, post-October losses of:

        LKCM                LKCM                 LKCM                LKCM
       AQUINAS             AQUINAS              AQUINAS             AQUINAS
     VALUE FUND          GROWTH FUND        SMALL CAP FUND     FIXED INCOME FUND
     ----------          -----------        --------------     -----------------
      $227,212             $10,346             $115,119             $1,805

The tax components of dividends paid during the six months ended June 30, 2008 were as follows:

                                              ORDINARY               LONG-TERM
                                               INCOME              CAPITAL GAINS
                                               ------              -------------
LKCM Aquinas Value Fund                           --                       --
LKCM Aquinas Growth Fund                          --                       --
LKCM Aquinas Small Cap Fund                       --                       --
LKCM Aquinas Fixed Income Fund              $194,160                       --

The tax components of dividends paid during the year ended December 31, 2007 were as follows:

                                              ORDINARY               LONG-TERM
                                               INCOME              CAPITAL GAINS
                                               ------              -------------
LKCM Aquinas Value Fund                     $250,512                 $4,185,216
LKCM Aquinas Growth Fund                      29.698                  2,508,138
LKCM Aquinas Small Cap Fund                       --                    190,372
LKCM Aquinas Fixed Income Fund               601,189                         --

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in 2007. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2007 or for the six months ended June 30, 2008. At June 30, 2008, the tax years 2004 through 2007 remain open to examination in the Fund's major tax jurisdictions.

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                  JUNE 30, 2008

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2007 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

                       Value                                 100.00%
                      Growth                                 100.00%
                Fixed Income                                   4.00%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders.

                       Value                                  100.00%
                      Growth                                  100.00%
                Fixed Income                                    4.99%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code
Section 871(k)(1)( C ).

                       Value                                    5.86%
                      Growth                                   10.84%
                Fixed Income                                  100.00%

The Funds had no taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) during the year ended December 31, 2007.

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

                    RENEWAL OF INVESTMENT ADVISORY AGREEMENT
                                 WITH RESPECT TO
                               LKCM AQUINAS FUNDS

INTRODUCTION. At a meeting held on February 26, 2008, the Board of Trustees of LKCM Funds, including the independent Trustees (the "Board"), approved the renewal of the Investment Advisory Agreement (the "Agreement") between Luther King Capital Management Corporation ("LKCM") and LKCM Funds (the "Trust"), on behalf of the LKCM Aquinas Small Cap Fund, LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Fixed Income Fund (each, an "Aquinas Fund" and collectively, the "Aquinas Funds").

In voting to approve the renewal of the Agreements, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Aquinas Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Aquinas Fund; (2) the performance of each Aquinas Fund as compared to a relevant benchmark and other similar funds;
(3) the level of the fees and the overall expenses of each Aquinas Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Aquinas Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline of fund assets on the advisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors. The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreement, the Board considered a broad range of information provided by LKCM, including, but not limited to, reports relating to the Aquinas Funds' socially responsible investing mandate, each Aquinas Fund's performance and expenses, information on other clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board's fiduciary duties in considering the renewal of the Agreement. The Board also meets each quarter to review various aspects of the Aquinas Funds.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Aquinas Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979 and these long-standing relationships have been responsible for a significant portion of the assets in the Aquinas Funds. The Board noted that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Aquinas Fund. LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals. The Board determined that the portfolio managers at LKCM are well-qualified by education, training and experience to manage the Aquinas Funds in an efficient and professional manner. The Board also considered that LKCM has focused on the strategic growth of the Aquinas Funds and has entered into an arrangement with Trinity Fiduciary Partners, LLC in an effort to effect such growth.

PERFORMANCE OF THE AQUINAS FUNDS. The Board considered the performance of each Aquinas Fund compared to a benchmark index ("Benchmark") and Lipper peer group funds ("Lipper Index") for the calendar year 2007 and for the period from July 11, 2005 (the date LKCM began managing each Aquinas Fund) through December 31, 2007. In considering this comparative data, the Board noted that each Aquinas Fund is managed in accordance with its socially responsible investing guidelines, which generally are not applicable to funds included in the Benchmark.

The Board noted that the Aquinas Value Fund outperformed its Benchmark and the Lipper Index for all periods presented.

The Board noted that the Aquinas Growth Fund outperformed its Benchmark for the one-year period, but underperformed the Lipper Index for all periods presented and its Benchmark for the since inception period. The Board also noted that the Aquinas Growth Fund's performance has improved since the last contract renewal.

The Board noted that the Aquinas Small Cap Fund outperformed its Benchmark for the one-year period, but underperformed the Lipper Index for all periods presented and its Benchmark for the since inception period. The Board also noted LKCM's explanation that an emphasis on investing in the technology sector reduced historical performance relative to the Lipper Index.

The Board noted that the Aquinas Fixed Income Fund outperformed the Lipper Index for all periods presented, but underperformed its Benchmark for all periods presented.

FEES AND EXPENSES. The Board considered the advisory fee rates and the total expense ratios of each Aquinas Fund relative to similar funds and LKCM's other institutional accounts. The Board also considered that LKCM intends to continue its voluntary fee waivers and expense caps for each Aquinas Fund's 2008 fiscal year. The Board compared the contractual advisory fee rate and the total expense ratio (after fee waivers and/or expense reimbursements) of each Aquinas Fund to a category of similar funds compiled by Lipper, Inc. ("Lipper Category"). The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.

In this regard, the Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Small Cap Equity Fund were in the fourth quartile and second quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Value Fund were in the fourth quartile and third quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was slightly higher than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Growth Fund were in the fourth quartile and third quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was slightly higher than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Fixed Income Fund were in the fourth quartile and first quartile of the Lipper Category, respectively. In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board considered the advisory fee rates charged by LKCM to the other mutual funds it manages and LKCM's other separately managed accounts. The Board noted that the fee rates are generally comparable to those of the separately managed accounts but that the other accounts have additional breakpoints as assets in those accounts increase. In addition, the Board considered that there are additional expenses incurred by LKCM in managing the Aquinas Funds due to their mandate for socially responsible investing and that the Lipper Category may not account for these additional expenses. The Board also considered the fee rate to be charged by LKCM in connection with its pending appointment as subadviser to other mutual funds. The Board noted LKCM's representation that the subadvisory fee rates it will charge these other funds are lower than the advisory fee rates charged to the Aquinas Funds due to the different obligations that LKCM will have serving as subadviser (rather than the investment adviser) to these funds.

COSTS, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the costs to operate the Aquinas Funds and the profitability of LKCM. The Board noted LKCM's representation that it is well capitalized and that its investment philosophy does not require investments in derivatives or other high risk instruments. The Board also noted LKCM's representation that is has no direct exposure to the subprime market. The Board reviewed the fees paid by each Aquinas Fund to LKCM for the last two calendar years and the period from July 11, 2005 to December 31, 2005. The Board also reviewed the profit and loss statement provided by LKCM on a fund-by-fund basis. In this regard, the Board noted that LKCM made a profit on each Aquinas Fund except the Aquinas Small Cap and Aquinas Fixed Income Funds.

With respect to economies of scale, the Board considered that the asset levels in the Aquinas Funds are relatively low. Based on these asset levels, the Board noted that LKCM believes that further economies of scale likely cannot be achieved until assets increase in the Aquinas Funds.

CONCLUSION. Based on its evaluation of these and other factors, the Board concluded with respect to each Aquinas Fund that (1) each Aquinas Fund was reasonably likely to benefit from the nature, quality and extent of services provided by LKCM; (2) each Aquinas Fund's performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides Aquinas Fund shareholders with reasonable benefits associated with economies of scale based on the asset levels in the Aquinas Funds. In light of these conclusions, the Board determined, in its business judgment, to renew the Agreement with respect to each Aquinas Fund.

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA             Richard Lenart
   Trustee,                             Secretary & Treasurer
   President
   Paul W. Greenwell                    Jacob D. Smith
   Vice President                       Chief Compliance Officer

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Deloitte & Touche LLP
   555 E. Wells St., Suite 1400
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701


                                                                ----------------
                                                                   PRESORTED
                                                                   STANDARD
                                                                US POSTAGE PAID
                                                                  PERMIT #3602
                                                                BERWYN, IL 60402
                                                                ----------------

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant's service provider.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) LKCM Funds

         By (Signature and Title) /s/ Luther King
                                  ----------------------------------------------
                                  J. Luther King, Jr., President

         Date     9-3-2008
                ----------------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title) /s/ Luther King
                                  ----------------------------------------------
                                  J. Luther King, Jr., President

         Date     9-3-2008
                ----------------------------------------------------------------

         By (Signature and Title) /s/ Richard Lenart
                                  ----------------------------------------------
                                  Richard Lenart, Treasurer

         Date     9-3-2008
                ----------------------------------------------------------------